Exhibit 10.25.3

Jon S. Corzine Governor	State of New Jersey Department of Human Services Division of Medical Assistance and Health Services P.O. Box 712 Trenton, NJ 08625-0712 Telephone 1-800-356-1561 June 8, 2007	Jennifer Velez Acting Commissioner John R. Guhl Director
Peter D. Haytaian
President and Chief Executive Officer
AMERIGROUP New Jersey, Inc.
399 Thornall Street, 9th Floor
Edison, NJ 08837
Dear Mr. Haytaian:
Enclosed is your copy of a recently processed contract amendment. This amendment will extend the managed care contract through June 30, 2008. The amendment has been approved by the Centers for Medicare and Medicaid Services.
Thank your for your continued interest in Medicaid managed care.
Sincerely,
)
Rita Hemingway
Director, Contract Relations
Office of Managed Health Care
RH;dg
Enclosure

c:	Jill Simone, MD John Koehn Jennifer Langer
New Jersey Is An Equal Opportunity Employer

STATE OF NEW JERSEY
DEPARTMENT OF HUMAN SERVICES
DIVISION OF MEDICAL ASSISTANCE AND HEALTH SERVICES
AND
AMERIGROUP NEW JERSEY, INC.
AGREEMENT TO PROVIDE HMO SERVICES
In accordance with Article 7, section 7.11.2A and 7.11.2B of the contract between AMERIGROUP New Jersey, Inc. and the State of New Jersey, Department of Human Services, Division of Medical Assistance and Health Services (DMAHS), effective date October 1, 2000, all parties agree that the contract shall be amended, effective July 1, 2007, as follows:

1.	Article 1, “Definitions” section — for the following definitions:
•	NJ FamilyCare Plan D (revised)

•	NJ FamilyCare Plan H (revised)

•	State Fiscal Year (new)
shall be amended as reflected in the relevant pages of Article 1 attached hereto and incorporated herein.

2.	Article 3, “Managed Care Management Information Systems” Sections 3.3.1 (A); 3.4.4 and 3.9.1(C) (new) shall be amended as reflected in Article 3, Sections 3.3.1 (A), 3.4.4 and 3.9.1 (C) attached hereto and incorporated herein.

3.	Article 4, “Provision of Health Care Services” Sections 4.1.1(E); 4.1.2(A)9; 4.1.2(A)27; 4.1.4(A); 4.1.4(A)3(a); 4.2.4(B)5(g)i, ii (new); 4.2.6(A)4; 4.5.2(A)1; 4.5.3(A)4; 4.5.4(F); 4.5.4(F)2 (new);. 4.6.5(A)4; 4.6.5(A)4(a), (b) (new); 4.8.3; 4.8.3(A); 4.8.3(A)1; 4.8.3(A)2; 4.8.3(B); 4.8.3(C); 4.8.3(D); 4.8.8(M)3(b) and 4.8.8(M)3(q) shall be amended as reflected in Article 4, Sections 4.1.1(E), 4.1.2(A)9, 4.1.2(A)27, 4.1.4(A), 4.1.4(A)3(a), 4.2.4(B)5(g)i, ii, 4.2.6(A)4, 4.5.2(A)1, 4.5.3(A)4, 4.5.4(F), 4.5.4(F)2, 4.6.5(A)4, 4.6.5(A)4(a), (b), 4.8.3, 4.8.3(A), 4.8.3(A)1, 4.8.3(A)2, 4.8.3(B), 4.8.3(C), 4.8.3(D), 4.8.8(M)3(b) and 4.8.8(M)3(q) attached hereto and incorporated herein.

4.	Article 5, “Enrollee Services” Sections 5.8.2(E); 5.8.3(B) (new); 5.16.1(l) and 5.16.2(C)2 shall be amended as reflected in Article 5, Sections 5.8.2(E), 5.8.3(B), 5.16.1(l) and 5.16.2(C)2 attached hereto and incorporated herein.

5.	Article 7, “Terms and Conditions” Sections 7.16.3(B)2 (new); 7.16.4(B)3 (new); 7.16.5; 7.26(G) and 7.27.1(B) shall be amended as reflected in Article 7, Sections 7.16.3(B)2, 7.16.4(B)3, 7.16.5, 7.26(G) and 7.27.1(B) attached hereto and incorporated herein.

6.	Article 8, “Financial Provisions,” Sections 8.4.1(A)2; 8.4.1(A)3; 8.4.3; 8.5.2.1 and 8.5.2.5 (reserved) shall be amended as reflected in Article 8, Sections 8.4.1(A)2, 8.4.1(A)3, 8.4.3, 8.5.2.1 and 8.5.2.5 attached hereto and incorporated herein.

7.	Appendix, Section A, “Reports”
•	Narrative

•	A.7.21 — Table 19 — Contractor Financial Reporting Manual for Medicaid/NJ FamilyCare Rate Cell Grouping Costs (revised)
shall be amended as reflected in Appendix, Section A and A.7.21 attached hereto and incorporated herein.

8.	Appendix, Section B, “Reference Materials”
•	B.4.11 — Special Child Health Services Network (correct citation)
shall be amended as reflected in Appendix, Section B, B.4.11 attached hereto and incorporated herein.

9.	Appendix, Section C, “Capitation Rates” shall be revised as reflected in SFY 2007 Capitation Rates attached hereto and incorporated herein.

All other terms and conditions of the October 1, 2000 contract and subsequent amendments remain unchanged except as noted above.
The contracting parties indicate their agreement by their signatures.

AMERIGROUP		State of New Jersey
New Jersey, Inc.		Department of Human Services

BY:	/s/ Peter D. Haytaian Peter D. Haytaian	BY:	/s/ John R. Guhl John R. Guhl

TITLE: President & CEO		TITLE: Director, DMAHS

DATE: 4/13/07		date: 4/20/07

APPROVED AS TO FORM ONLY

Attorney General

State of New Jersey

BY:	[ILLEGIBLE] Deputy Attorney General

DATE: 4/17/07

may access certain other services which are paid fee-for-service and not covered under this contract.

NJ FamilyCare Plan C—means the State-operated program which provides comprehensive managed care coverage, including all benefits provided through the New Jersey Care...Special Medicaid Programs, to uninsured children below the age of 19 with family incomes above 150 percent and up to and including 200 percent of the federal poverty level. Eligibles are required to participate in cost-sharing in the form of monthly premiums and a personal contribution to care for most services. Exception — Both Eskimos and Native American Indians under the age of 19 years old, identified by Race Code 3, shall not participate in cost sharing, and shall not be required to pay a personal contribution to care. In addition to covered managed care services, eligibles under this program may access certain other services which are paid fee-for-service and not covered under this contract.

NJ FamilyCare Plan D—means the State-operated program which provides managed care coverage to uninsured:
•	Parents/caretakers with children below the age of 19 who do not qualify for AFDC Medicaid with family incomes up to and including 200 percent of the federal poverty level; and

•	Parents/caretakers with children below the age of 23 years and children from the age of 19 through 22 years who are full time students who do not qualify for AFDC Medicaid with family incomes up to and including 250 percent of the federal poverty level; and

•	Children below the age of 19 with family incomes between 201 percent and up to and including 350 percent of the federal poverty level.

•	Adults and couples without dependent children under the age of 19 with family incomes up to and including 100 percent of the federal poverty level;

•	Adults and couples without dependent children under the age of 23 years, who do not qualify for AFDC Medicaid, with family incomes up to and including 250 percent of the federal poverty level.

•	Restricted alien parents over 21 years of age not including pregnant women.
Eligibles with incomes above 150 percent of the federal poverty level are required to participate in cost sharing in the form of monthly premiums and copayments for most services with the exception of both Eskimos and Native American Indians under the age of 19 years. These groups are identified by Program Status Codes (PSCs) or Race Code on the eligibility system as indicated below. For clarity, the Program Status Codes or Race Code, in the case of Eskimos and Native American Indians under the age of 19 years, related to Plan D non-cost sharing groups are also listed. Some of the Program Status Codes listed below can include restricted alien parents. Therefore, it is necessary to rely on the capitation code to identify these clients.

7/2007 Changes ~~01/2007 Accepted~~	I-19

PSC	PSC	Race Code
Cost Sharing	No Cost Sharing	No Cost Sharing
301	300	3
493	380
494	497
495	700
498	763
498 (w/corresponding cap code) 701	380, 310, 320, 330, 410, 420, 430, 470, 497 (with corresponding cap codes)
In addition to covered managed care services, eligibles under these programs may access certain services which are paid fee-for-service and not covered under this contract.

NJ FamilyCare Plan H—means the State-operated program which provides managed care administrative services coverage to uninsured. On or about July 1, 2007, the DMAHS will begin to transition Plan H enrollees to Plan D. When the transition is completed, Plan H will end.
•	Adults and couples without dependent children under the age of 19 with family incomes up to and including 100 percent of the federal poverty level;

•	Adults and couples without dependent children under the age of 23 years, who do not qualify for AFDC Medicaid, with family incomes up to and including 250 percent of the federal poverty level.

•	Restricted alien parents over 21 years of age not including pregnant women.
Plan H eligibles will be identified by a capitation code. Capitation codes drive the service package. The Program Status Code drives the cost-sharing requirements.

Any of the Program Status Codes listed below can include restricted alien parents. Therefore, it is necessary to rely on the capitation code to identify Plan H eligibles. Eligibles with incomes above 150 percent of the federal poverty level are required to participate in cost sharing in the form of monthly premiums and copayments for most services. These groups are identified by the program status code (PSC) indicated below. For clarity, the program status codes related to Plan H non-cost sharing groups are also listed.

PSC	PSC
Cost Sharing	No Cost Sharing
498 (w/corresponding cap code) 701	380, 310, 320, 330, 410, 420, 430, 470, 497 (with corresponding cap codes)
700
763

7/2007 Changes ~~01/2007 Accepted~~	I-20

Standard Service Package—see “Covered Services” and “Benefits Package”

State—the State of New Jersey.

State Fiscal Year—the period between July 1 through the following June 30 of every year.

State Plan—see “New Jersey State Plan”

Stop-Loss—the dollar amount threshold above which the contractor insures the financial coverage for the cost of care for an enrollee through the use of an insurance underwritten policy.

Subcontract—any written contract between the contractor and a third party to perform a specified part of the contractor’s obligations under this contract.

Subcontractor—any third party who has a written contract with the contractor to perform a specified part of the contractor’s obligations under this contract.

Subcontractor Payments—any amounts the contractor pays a provider or subcontractor for services they furnish directly, plus amounts paid for administration and amounts paid (in whole or in part) based on use and costs of referral services (such as withhold amounts, bonuses based on referral levels, and any other compensation to the physician or physician group to influence the use of referral services). Bonuses and other compensation that are not based on referral levels (such as bonuses based solely on quality of care furnished, patient satisfaction, and participation on committees) are not considered payments for purposes of physician incentive plans.

Substantial Contractual Relationship—any contractual relationship that provides for one or more of the following services: 1) the administration, management, or provision of medical services; and 2) the establishment of policies, or the provision of operational support, for the administration, management, or provision of medical services.

TANF—Temporary Assistance for Needy Families, which replaced the federal AFDC program.

Target Population—the population of individuals eligible for Medicaid/NJ FamilyCare residing within the stated enrollment area and belonging to one of the categories of eligibility found in Article Five from which the contractor may enroll, not to exceed any limit specified in the contract.

TDD—Telecommunication Device for the Deaf.

TT—Tech Telephone.

Terminal Illness—a condition in which it is recognized that there will be no recovery, the patient is nearing the “terminus” of life and restorative treatment is no longer effective.

7/2007 Changes ~~01/2007 Accepted~~	I-27

3.3	PROVIDER SERVICES

The contractor’s system shall collect, process, and maintain current and historical data on program providers. This information shall be accessible to all parts of the MCMIS for editing and reporting.

3.3.1	PROVIDER INFORMATION AND PROCESSING REQUIREMENTS
A.	Provider Data. The contractor shall maintain individual and group provider network information with basic demographics, EIN or tax identification number, professional credentials, license and/or certification numbers and dates, sites, risk arrangements (i.e., individual and group risk pools), services provided, payment methodology and/or reimbursement schedules, group/individual provider relationships, facility linkages, number of grievances and/or complaints.

For PCPs, the contractor shall maintain identification as traditional or safety net provider, specialties, enrollees with beginning and ending effective dates, capacity, emergency arrangements or contact, other limitations or restrictions, languages spoken, address, office hours, disability access. See Articles 4.8 and 5.

The contractor shall maintain provider history files and provide for easy data retrieval. The system should maintain audit trails of key updates.

Providers should be identified with a unique number. The contractor shall be able to cross-reference its provider number with the provider’s EIN or tax number, the provider’s license number, UPIN, National Provider Identifier, Medicaid provider number, and Medicare provider number where applicable. The contractor shall comply with HIPAA requirements for provider identification.

B.	Updates. The contractor shall apply updates to the provider file daily.

C.	Complaint Tracking System. The system shall provide for the capabilities to track and report provider complaints as specified in Article 6.5. The contractor shall provide detail reports identifying open complaints and summary statistics by provider on the types of complaints, resolution, and average time for resolution.
3.3.2	PROVIDER CREDENTIALING
A.	Credentialing. The contractor shall credential and re-credential each network provider as specified in Article 4.6.1. The system should provide a tracking and reporting system to support this process.

B.	Review. The contractor shall be able to flag providers for review based on problems identified during credentialing, information received from the State, information received from CMS, complaints, and in-house utilization review results. Flagging providers should cause all claims to deny as appropriate.

7/2007 Changes ~~1/2007 Accepted~~	III-7

B.	The contractor shall produce reports according to the timeframes and specification outlined in Section A of the Appendices.
3.4.4	REMITTANCE ADVICE AND CAPITATION LISTS

The contractor shall provide federally qualified health centers with electronic remittance advices and electronic capitation lists of enrollees. In addition, the contractor shall provide electronic copies of or ~~a~~an electronic report of the data elements of the electronic remittance advices and capitation lists in Excel format to the DMAHS by the 45th day after the close of the calendar quarter in which the files and reports are provided to the FQHCs.

3.5	PRIOR AUTHORIZATION, REFERRAL AND UTILIZATION MANAGEMENT

The prior authorization/referral and utilization management functions shall be an integrated component of the MCMIS. It shall allow for effective management of delivery of care. It shall provide a sophisticated environment for managing the monitoring of both inpatient and outpatient care on a proactive basis.

3.5.1	FUNCTIONS AND CAPABILITIES
A.	Prior Authorizations. The contractor shall provide an automated system that includes the following:
1.	Enrollee eligibility, utilization, and case management information.

2.	Edits to ensure enrollee is eligible, provider is eligible, and service is covered.

3.	Predefined treatment criteria to aid in adjudicating the requests.

4.	Notification to provider of approval or denial.

5.	Notification to enrollees of any denials or cutbacks of service.

6.	Interface with claims processing system for editing.
B.	Referrals. The contractor shall provide an automated system that includes the following:
1.	Ability for providers to enter referral information directly, fax information to the contractor, or call in on dedicated phone lines.

2.	Interface with claims processing system for editing.
C.	Utilization Management. The contractor should provide an automated system that includes the following:
1.	Provides case tracking, notifies the case worker of outstanding actions.

2.	Provide case history of all activity.

3.	Provide online access to cases by enrollee and provider numbers.

4.	Includes an automated correspondence generator for letters to clients and network providers.

5.	Reports for case analysis, concurrent review, and case follow up including hospital admissions, discharges, and census reports.

7/2007 Changes ~~1/2007 Accepted~~	III-11

B.	The contractor shall ensure that data received from providers is accurate and complete by:
1.	Verifying the accuracy and timeliness of reported data;

2.	Screening the data for completeness, logic, and consistency; and

3.	Collecting service information in standardized formats to the extent feasible and appropriate.
C.	Regardless of whether the contractor is considered a covered entity under HIPAA, the contractor shall use the HIPAA Transaction and Code Sets as the exclusive format for the electronic communication of health care claims and encounter data for data submitted on or after January 1, 2005, regardless of date of service. The contractor shall adhere to all HIPAA transaction set requirements as specified in the national HIPAA Implementation Guide and the New Jersey Medicaid HIPAA Companion Guide when submitting encounters.
3.9.1	REQUIRED ENCOUNTER DATA ELEMENTS
A.	The contractor must report encounter data at least quarterly. The data shall be enrollee specific, listing all encounter data elements of the services provided. Encounter report files will be used to create a database that can be used in a manner similar to fee-for-service history files to analyze plan utilization, reimburse the contractor for supplemental payments, and calculate capitation premiums. DMAHS will edit the data to assure consistency and readability. Ifdata are not of an acceptable quality or submitted timely, the contractor will not be considered in compliance with this contract requirement until an acceptable file is submitted.

B.	Data Elements. The required data elements shall be in compliance with HIPAA transaction set requirements (see 3.9.C) Inpatient hospital claims and encounters shall be combined into a single stay when the enrollee’s dates of services are consecutive.

C.	National Provider Identifier (NPI). The contractor shall report no later than the compliance date established by CMS the NPIs for all of its providers, who are covered entities or health care providers and eligible to receive an NPI, on all claims and encounter data submitted to the State.
3.9.2	SUBMISSION OF TEST ENCOUNTER DATA
A.	Submitter ID. The contractor shall make application in order to obtain a Submitter Identification Number, according to the instructions listed in the HIPAA Implementation and Companion Guides.

B.	Test Requirement The contractor shall be required to pass a testing phase for each of the eight encounter claim types before production encounter data will be accepted. The contractor shall pass the testing phase for all encounter claim type

7/2007 Changes ~~1/2007 Accepted~~	III-17

the individual will be disenrolled. This does not apply to situations when the enrollee is out of State for care provided/authorized by the contractor, for example, prolonged hospital care for transplants. For full time students attending school and residing out of the country, the contractor shall not be responsible for health care benefits while the individual is in school.

E.	Existing Plans of Care. The contractor shall honor and pay for plans of care for new enrollees, including prescriptions, durable medical equipment, medical supplies, prosthetic and orthotic appliances, and any other on-going services initiated prior to enrollment with the contractor. Services shall be continued until the enrollee is evaluated by his/her primary care physician and a new plan of care is established with the contractor.

The contractor shall use its best efforts to contact the new enrollee or, where applicable, authorized person and/or contractor care manager. However, if after documented, appropriate and reasonable outreach (i.e., at least three (3) attempts to reach the enrollees through mailers, certified mail, use of MEDM system provided by the State, contact with the Medical Assistance Customer Center (MACC), DDD, or DYFS to confirm addresses and/or to request assistance in locating the enrollee) the enrollee fails to respond within 20 working days of certified mail, the contractor may cease paying for the pre-existing service until the enrollee or, where applicable, authorized person, contacts the contractor for re-evaluation.

For MCSA enrollees, the contractor shall case manage these services. (Not applicable to non-MCSA contractor).

F.	Routine Physicals. The contractor shall provide for routine physical examinations required for employment, school, camp or other entities/programs that require such examinations as a condition of employment or participation.

G.	Non-Participating Providers.
1.	The contractor shall pay for services furnished by non-participating providers to whom an enrollee was referred, even if erroneously referred, by his/her PCP or network specialist. Under no circumstances shall the enrollee bear the cost of such services when referral errors by the contractor or its providers occur. It is the sole responsibility of the contractor to provide regular updates on complete network information to all its providers as well as appropriate policies and procedures for provider referrals.

2.	The contractor may pay an out-of-network hospital provider, located outside the State of New Jersey, the New Jersey Medicaid fee-for-service rate for the applicable services rendered.

3.	Whenever the contractor authorizes services by out-of-network providers, the contractor shall require those out-of-network providers to coordinate with the contractor with respect to payment. Further, the contractor shall

7/2007 Changes ~~1/2007 Accepted~~	IV-2

R.	The contractor is not required to pay for non-HMO covered benefits. However, if the contractor does pay for non-HMO covered benefits in error, the Division shall have the right to not reimburse the contractor for those costs.
4.1.2	BENEFIT PACKAGE
A.	The following categories of services shall be provided by the contractor for all Medicaid and NJ FamilyCare Plans A, B, and C enrollees, except where indicated. See Section B.4.1 of the Appendices for complete definitions of the covered services.

1.	Primary and Specialty Care by physicians and, within the scope of practice and in accordance with State certification/licensure requirements, standards and practices, by Certified Nurse Midwives, Certified Nurse Practitioners, Clinical Nurse Specialists, and Physician Assistants

2.	Preventive Health Care and Counseling and Health Promotion

3.	Early and Periodic Screening, Diagnosis, and Treatment (EPSDT) Program Services

For NJ FamilyCare Plans B and C participants, coverage includes early and periodic screening and diagnosis medical examinations, dental, vision, hearing, and lead screening services. It includes only those treatment services identified through the examination that are available under the contractor’s benefit package or specified services under the FFS program.

4.	Emergency Medical Care

5.	Inpatient Hospital Services including acute care hospitals, rehabilitation hospitals, and special hospitals.

6.	Outpatient Hospital Services

7.	Laboratory Services [Except routine testing related to administration of Clozapine and the other psychotropic drugs listed in Article 4.1.4B for non-DDD clients.]

8.	Radiology Services — diagnostic and therapeutic

9.	Prescription Drugs (legend and non-legend covered by the Medicaid program) — For payment method for Protease Inhibitors, certain other anti-retrovirals, blood clotting factors VIII and IX, and coverage of protease inhibitors and certain other anti-retrovirals under NJ FamilyCare, see Article 8. Exception: not a contractor-covered benefit for the ABD population and other dual eligible individuals identified by cap codes pertaining to enrollees with Medicare. However, the contractor shall continue to cover physician administered drugs for all enrollees in accordance with the list of applicable codes provided by DMAHS.

7/2007 Changes ~~1/2007 Accepted~~	IV-5

27.	Mental Health/Substance Abuse Services for enrollees who are clients of the Division of Developmental Disabilities. Exception — partial care and partial hospitalization services are not covered by the contractor. ~~Partial hospitalization is a contractor covered service for DDD clients.~~
B.	Conditions Altering Mental Status. Those diagnoses which are categorized as altering the mental status of an individual but are of organic origin shall be part of the contractor’s medical, financial and care management responsibilities for all categories of enrollees. These include the diagnoses in the following ICD-9-CM Series:

1.	290.0	Senile dementia, simple type
2.	290.1	Presenile dementia
3.	290.10	Presenile dementia, uncomplicated
4.	290.11	Presenile dementia with delerium
5.	290.12	Presenile dementia with delusional features
6.	290.13	Presenile dementia with depressive features
7.	290.2	Senile dementia with delusional or depressive features
8.	290.20	Senile dementia with delusional features
9.	290.21	Senile dementia with depressive features
10.	290.3	Senile dementia with delerium
11.	290.4	Arteriosclerotic dementia
12.	290.40	Arteriosclerotic dementia, uncomplicated
13.	290.41	Arteriosclerotic dementia with delirium
14.	290.42	Arteriosclerotic dementia with delusional features
15.	290.43	Arteriosclerotic dementia with depressive features
16.	290.8	Other specific senile psychotic conditions
17.	290.9	Unspecified senile psychotic condition
18.	291.1	Alcohol amnestic syndrome
19.	291.2	Other alcoholic dementia
20.	292.82	Drug induced dementia
21.	292.83	Drug-induced amnestic syndrome
22.	292.9	Unspecified drug induced mental disorders
23.	293.0	Acute delirium
24.	293.1	Subacute delirium
25.	293.8	Other specific transient organic mental disorders
26.	293.81	Organic delusional syndrome
27.	293.82	Organic hallucinosis syndrome
28.	293.83	Organic affective syndrome
29.	293.84	Organic anxiety syndrome
30.	294.0	Amnestic syndrome
31.	294.1	Dementia in conditions classified elsewhere
32.	294.8	Other specified organic brain syndromes (chronic)
33.	294.9	Unspecified organic brain syndrome (chronic)
34.	305.1	Non-dependent abuse of drugs — tobacco
35.	310.0	Frontal lobe syndrome
36.	310.2	Postconcussion syndrome
37.	310.8	Other specified nonpsychotic mental disorder following organic brain damage

7/2007 Changes ~~1/2007 Accepted~~	IV-7

07110

07130

07210
4.1.4	MEDICAID COVERED SERVICES NOT PROVIDED BY CONTRACTOR
A.	Mental Health/Substance Abuse. The following mental health/substance abuse services (except for the conditions listed in 4.1.2.B) will be managed by the State or its agent for non-DDD enrollees, including all NJ FamilyCare enrollees. (The contractor will retain responsibility for furnishing mental health/substance abuse services, excluding partial care and partial hospitalization services and the cost of the drugs listed below, to Medicaid enrollees who are clients of the Division of Developmental Disabilities).
1.	Substance Abuse Services—diagnosis, treatment, and detoxification

2.	Costs for Methadone maintenance and its administration

3.	Mental Health Services
a.	Partial care and partial hospitalization services are covered by the Medicaid program.
B.	Drugs. The following drugs will be paid fee-for-service by the Medicaid program for all DMAHS enrollees:
•	Atypical antipsychotic drugs within the Specific Therapeutic Drug Classes H7T and H7X

•	Methadone maintenance — cost and its administration. Except as provided in Article 4.4, the contractor will remain responsible for the medical care of enrollees requiring substance abuse treatment

•	Generically-equivalent drug products of the drugs listed in this section.
C.	Up to twelve (12) inpatient hospital days required for social necessity in accordance with Medicaid regulations.

D.	DDD/CCW waiver services: individual supports (which includes personal care and training), habilitation, case management, respite, and Personal Emergency Response Systems (PERS).
4.1.5	INSTITUTIONAL FEE-FOR-SERVICE BENEFITS — NO COORDINATION BY THE CONTRACTOR

The following institutional services shall remain in the fee-for-service program without requiring coordination by the contractor. In addition, Medicaid beneficiaries participating in a waiver (except the Division of Developmental Disabilities Community Care Waiver) or demonstration program or admitted for long term care treatment in one of the following shall be disenrolled from the contractor’s plan on the date of admission to institutionalized care.

7/2007 Changes ~~1/2007 Accepted~~	IV-10

therapeutic substitution of a prescribed drug without a prescriber’s authorization.

e.	The contractor shall not penalize the prescriber or enrollee, financially or otherwise, for such requests and approvals.

f.	Determinations shall be made within twenty-four (24) hours of receipt of all necessary information. The contractor shall provide for a 72-hour supply of medication while awaiting a prior authorization determination.

g.	Denials of off-formulary requests or offering of an alternative medication shall be provided to the prescriber and/or enrollee in writing.
i.	An enrollee receiving a prescription drug that was on the contractor’s formulary and subsequently removed or changed shall be permitted to continue to receive that prescription drug if requested by the enrollee and prescriber for as long as the enrollee is a member of the contractor’s plan.

ii.	All denials shall be reported to the DMAHS quarterly-and include the following data: –name of non-formulary drug –total number of requests –total number of denials
6.	Submission and Publication of the Formulary.
a.	The contractor shall publish and distribute hard copy or on-line, at least annually, its current formulary (if the contractor uses a formulary) to all prescribing providers and pharmacists. Updates to the formulary shall be distributed in all formats within sixty (60) days of the changes.

b.	The contractor shall submit its formulary to DMAHS quarterly.

c.	It is strongly encouraged that the contractor publish the formulary on its internet website.
7.	If the formulary includes generic equivalents, the contractor shall provide for a brand name exception process for prescribers to use when medically necessary. For MCSA enrollees, the contractor should implement a mandatory generic drug substitution program consistent with Medicaid program requirements. (Not applicable to non-MCSA contractor).

8.	The contractor shall establish and maintain a procedure, approved by DMAHS, for internal review and resolution of complaints, such as timely access and coverage issues, drug utilization review, and claim management based on standards of drug utilization review.

7/2007 Changes ~~1/2007 Accepted~~	IV-27

E.	The contractor shall permit its pharmacy providers to dispense a 72-hour supply of any drug, on or off the formulary, that is subject to a prior authorization process. (e.g., Article 4.2.4.B.5.f)
4.2.5	LABORATORY SERVICES
A.	Urgent/Emergent Results. The contractor shall develop policies and procedures to require providers to notify enrollees of laboratory and radiology results within twenty-four (24) hours of receipt of results in urgent or emergent cases. The contractor may allow its providers to arrange an appointment to discuss laboratory/radiology results within 24 hours of receipt of results when it is deemed face-to-face discussion with the enrollee/authorized person may be necessary. Urgent/emergency appointment standards must be followed (see Article 5.12). Rapid strep test results must be available to the enrollee within 24 hours of the test.

B.	Routine Results. The contractor shall assure that its providers establish a mechanism to notify enrollees of non-urgent or non-emergent laboratory and radiology results within ten business days of receipt of the results.

C.	The contractor shall reimburse, on a fee-for service basis, PCPs and other providers for blood drawing in the office for lead screening.
4.2.6	EPSDT SCREENING SERVICES
A.	The contractor shall comply with EPSDT program requirements and performance standards found below.
1.	The contractor shall provide EPSDT services.

2.	NJ FamilyCare Plans B and C. For children eligible solely through NJ FamilyCare Plans B and C, coverage includes all preventive screening and diagnostic services, medical examinations, immunizations, dental, vision, lead screening and hearing services. Includes only those treatment services identified through the examination that are included under the contractor’s benefit package or specified services through the FFS program. Other services identified through an EPSDT examination that are not included in the covered benefits package are not covered.

3.	Enrollee Notification. The contractor shall provide written notification to its enrollees under twenty-one (21) years of age when appropriate periodic assessments or needed services are due and must coordinate appointments for care.

4.	Missed Appointments. The contractor shall implement policies and procedures and shall monitor its providers to provide follow up on missed appointments and referrals for problems identified through the EPSDT exams. Appropriate and r~~R~~easonable outreach shall be documented and must consist of: a minimum of three (3) attempts to reach the enrollee through mailers, certified mail as necessary; telephone calls; use of MEDM system provided by the State; and contact with the Medical

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4.5	ENROLLEES WITH SPECIAL NEEDS

4.5.1	INTRODUCTION

For purposes of this contract, adults with special needs includes complex/chronic medical conditions requiring specialized health care services, including persons with physical, mental, substance abuse, and/or developmental disabilities, including such persons who are homeless. Children with special health care needs are those who have or are at increased risk for a chronic physical, developmental, behavioral, or emotional condition and who also require health and related services of a type or amount beyond that required by children generally.

In addition to the standards set forth in this Article, contractor shall make all reasonable efforts and accommodations to ensure that services provided to enrollees with special needs are equal in quality and accessibility to those provided to all other enrollees.

4.5.2	GENERAL REQUIREMENTS
A.	Identification and Service Delivery. The contractor shall have in place all of the following to identify and serve enrollees with special needs:
1.	Methods for identifying persons at risk of, or having special needs who should be referred for a comprehensive needs assessment. (See Articles 4.5.4B and 4.6.5D for information on Complex Needs Assessments). Such methods should include the application of screening procedures/instruments for new enrollees as well as the conditions and indicators listed in Article 4.6.5B~~.D.1-and-2.~~ These include review of hospital and pharmacy utilization and policies and procedures for providers or, where applicable, authorized persons, to make referrals of assessment candidates and for enrollees to self-refer for a Complex Needs Assessment.

2.	Methods and guidelines for determining the specific needs of referred individuals who have been identified through a Complex Needs Assessment as having complex needs and developing care plans that address their service requirements with respect to specialist physician care, durable medical equipment, medical supplies, home health services, social services, transportation, etc. Article 4.5.4D contains additional information on Individual Health Care Plans.

3.	Care management systems to ensure all required services, as identified through a Complex Needs Assessment, are furnished on a timely basis, and that communication occurs between participating and non- participating providers (to the extent the latter are used). Articles 4.5.4 and 4.6.5 contain additional information on care management.

4.	Policies and procedures to allow for the continuation of existing relationships with non-participating providers, when appropriate providers are not available within network or it is otherwise considered by the contractor to be in the best medical interest of the enrollee with special

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5.	Holding community events as part of its provider and consumer education responsibilities in places of public accommodation, i.e., facilities readily accessible to and useable by qualified individuals with disabilities.

6.	How the contractor will ensure it will link qualified individuals with disabilities with the providers/specialists with the knowledge and expertise in treating the illness, condition, and special needs of the enrollees.
4.5.3	PROVIDER NETWORK REQUIREMENTS
A.	General. The contractor’s provider network shall include primary care and specialist providers who are trained and experienced in treating individuals with special needs. The contractor shall ensure that such providers will be equally accessible to all enrollees covered under this contract.
1.	The contractor shall operate a program to provide services for enrollees with special needs that emphasizes: (a) that providers are educated regarding the needs of enrollees with special needs; (b) that providers will reasonably accommodate enrollees with special needs; (c) that providers will assist enrollees in maximizing involvement in the care they receive and in making decisions about such care; and (d) that providers maximize for enrollees with special needs independence and functioning through health promotions and preventive care, decreased hospitalization and emergency room care, and the ability to be cared for at home.

2.	The contractor shall describe how its provider network will respond to the cultural and linguistic needs of enrollees with special needs.

3.	The network shall include primary care providers and dentists whose clinical practice has specialized to some degree in treating one or more groups of children and adults with complex/chronic or disabling conditions. To the extent possible, children and adults with complex physical conditions should be in the care of board certified pediatricians and family practitioners or internists, respectively, or subspecialists, as appropriate.

4.	The network shall include adult and pediatric subspecialists as indicated in Article 4.8.8.C for cardiology, hematology/oncology, gastroenterology, emergency medicine, endocrinology, infectious disease, orthopedics, neurology, neurosurgery, ophthalmology, physiatry, pulmonology, surgery, and urology, as well as providers who have knowledge and experience in behavioral-developmental pediatrics, adolescent health, geriatrics, and chronic illness management.

5.	The network shall include an appropriate and accessible number of institutional facilities, professional allied personnel, home care and community based services to perform the contractor-covered services included in this contract.

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promotion of communication among providers and the consumer and of continuity of care, will be greater. The contractor shall provide these enrollees greater assistance with scheduling appointments/visits. The intensity and frequency of interaction with the enrollee and other members of the treatment team will also be greater. The care manager shall contact the enrollee bi-weekly or as needed.
1.	At a minimum, the care manager for this level of care management shall include, but is not limited to, individuals who hold current RN licenses with at least three (3) years experience serving enrollees with special needs or a graduate degree in social work with at least two (2) years experience serving enrollees with special needs.

2.	The contractor shall ensure that the care manager’s caseload is adjusted, as needed, to accommodate the work and level of effort needed to meet the needs of the entire case mix of assigned enrollees including those determined to be high risk.

3.	The contractor should include care managers with experience working with pediatric as well as adult enrollees with special needs.
D.	IHCPs. The contractor through its care manager shall ensure that an Individual Health Care Plan (IHCP) is developed and implemented as soon as possible, according to the circumstances of the enrollee. The contractor shall ensure the full participation and consent of the enrollee or, where applicable, authorized person and participation of the enrollee’s PCP, consultation with any specialists caring for the enrollee, and other case managers identified through the Complex Needs Assessment (e.g. DDD case manager) in the development of the plan.

E.	The contractor shall provide written notification to the enrollee, or authorized person, of the name of the care manager as soon as the IHCP is completed. The contractor shall have a mechanism to allow for changing levels of care management as needs change.

F.	~~Offering~~-Level of Service.
1.	The contractor shall offer and document the enrollee’s response for this higher level care management to enrollees (or, where applicable, authorized persons) who, upon completion of a Complex Needs Assessment, are determined to have complex needs which merit development of an IHCP and comprehensive service coordination by a care manager. Enrollees shall have the right to decline coordination of care services; however, such refusal does not preclude the contractor from case managing the enrollee’s care.

2.	At the time of enrollment, the contractor shall place all children, who are under DYFS, into its care management program at a level of 2 or 3 initially. The contractor may manage the enrollee at a lower level of care, after assessment and coordination of needed services and stability are determined by the contractor with input from the PCP,

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contractor’s care managers and medical director, DYFS case worker or authorized representative.
4.5.5	CHILDREN WITH SPECIAL HEALTH CARE NEEDS
A.	The contractor shall provide services to children with special health care needs, who may have or are suspected of having serious or chronic physical, developmental, behavioral, or emotional conditions (short-term, intermittent, persistent, or terminal), who manifest some degree of delay or disability in one or more of the following areas: communication, cognition, mobility, self-direction, and self-care; and with specified clinically significant disturbance of thought, behavior, emotions, or relationships that can be described as a syndrome or pattern, generally resulting from neurochemical dysfunction, negative environmental influences, or some combination of both. Services needed by these children may include but are not limited to psychiatric care and substance abuse counseling for DDD clients (appropriate referrals for all other pediatric enrollees); medications; crisis intervention; inpatient hospital services; and intensive care management to assure adherence to treatment requirements.

B.	The contractor shall be responsible for establishing:
1.	Methods for well child care, health promotion, and disease prevention, specialty care for those who require such care, diagnostic and intervention strategies, home therapies, and ongoing ancillary services, as well as the long-term management of ongoing medical complications.

2.	Care management systems for assuring that children with serious, chronic, and rare disorders receive appropriate diagnostic work-ups on a timely basis.

3.	Access to specialty centers in and out of New Jersey for diagnosis and treatment of rare disorders. A listing of specialty centers is included in Section B.4.10 of the Appendices.

4.	Policies and procedures to allow for continuation of existing relationships with out-of-network providers, when considered to be in the best medical interest of the enrollee.
C.	Linkages. The contractor shall have methods for coordinating care and creating linkages with external organizations, including but not limited to school districts, child protective service agencies, early intervention agencies, behavioral health, and developmental disabilities service organizations. At a minimum, linkages shall address:
1.	Contractor’s process for generating or receiving referrals, and sharing information;

2.	Contractor’s process for obtaining consent from enrollees or, where applicable, authorized persons to share individual beneficiary medical information; and

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4.6.5	CARE MANAGEMENT
A.	Care Management Standards. The contractor shall develop and implement care management as defined in Article 1 with adequate capacity to provide services to all enrollees who would benefit from care management services. In addition, the contractor shall develop a higher level of care management for enrollees with special needs, as described in Article 4.5.4. Specific care management activities shall include at least the following:
1.	An effective mechanism to initiate and discontinue care management services in both inpatient and outpatient settings, in addition to catastrophic incidents.

2.	An effective mechanism to coordinate services required by enrollees, including community support services. When appropriate, such activities shall be coordinated with those of the Division of Family Development (DFD), Division of Youth and Family Services (DYFS), Division of Mental Health Services (DMHS), Division of Developmental Disabilities, Special Child Health Services County Case Management Units, Division of Addiction Services, and community agencies.

3.	Care plans specifically developed for each care managed enrollee which ensure continuity and coordination of care among the various clinical and non-clinical disciplines and services.

4.	A process to evaluate and improve individual care management services as well as the effectiveness of care management as a whole. The contractor shall have written policies and procedures that include:
a.	A consistent internal communication system between the contractor’s units and departments to ensure that enrollees with special health care needs are readily identified and the implementation of care management services is expedited.

b.	Description of how the care of enrollees with special needs participating in a disease management program is coordinated so that all identified needs are addressed and coordination of all needed services is performed.
5.	Protocols for the following care management activities:
a.	Pregnancy services;

b.	All EPSDT services and coordination for children with elevated blood lead levels;

c.	Mental health/substance abuse services coordination;

d.	HIV/AIDS services coordination; and

e.	Dental services for enrollees with developmental disabilities.
B.	Early Identification. The contractor shall develop policies and procedures for early identification of enrollees who require care management. The contractor

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traditional PCP. Such physicians having the clinical skills, capacity, accessibility, and availability shall be specially credentialed and contractually obligated to assume the responsibility for overall health care coordination and assuring that the special needs person receives all necessary specialty care related to their special need, as well as providing for or arranging all routine preventive care and health maintenance services, which may not customarily be provided by or the responsibility of such specialist physicians.

4.	Where a specialist acting as a PCP is not available for chronically ill persons or enrollees with complex health care needs, those enrollees shall have the option to select a traditional PCP upon enrollment, with the understanding that the contractor may permit a more liberal, direct specialty access (See section 4.5.2) to a specific specialist for the explicit purpose of meeting those specific specialty service needs. The PCP shall in this case retain all responsibility for provision of primary care services and for overall coordination of care, including specialty care.

5.	If the enrollee’s existing PCP is a participating provider in the contractor’s network, and if the enrollee wishes to retain the PCP, contractor shall ensure that the PCP is assigned, even if the PCP’s panel is otherwise closed at the time of the enrollee’s enrollment.
C.	In addition to offering, at a minimum, a choice of two or more primary care physicians, the contractor shall also offer an enrollee or, where applicable, an authorized person the option of choosing a certified nurse midwife, certified nurse practitioner or clinical nurse specialist whose services must be provided within the scope of his/her license. The contractor shall submit to DMAHS for review a detailed description of the CNP/CNS’s responsibilities and health care delivery system within the contractor’s plan.
4.8.3	PROVIDER NETWORK FILE REQUIREMENTS

The contractor shall provide a certified [see Appendix A.4.4 for form] provider network file ~~monthly~~quarterly, to be reported electronically in a format and software application system determined by DMAHS that will include the names and addresses of every provider in the contractor’s network. The file shall be submitted electronically by the close of business on the fourth Monday of ~~every month~~the last month in the calendar quarter. This includes all contracted providers and required established relationships. It excludes all non-participating providers. The format for computer electronic submission is found in Section A.4.1 of the Appendices.
A.	The contractor shall provide the DMAHS a full network, ~~monthly~~quarterly, electronically in accordance with the specifications provided in Section A.4.1 of the Appendices. The contractor shall phase-in use of HIPAA Taxonomy Specialty Codes with full implementation by January 2007. The network file shall include an indicator for new additions and deletions and shall include:

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1.	Any and all changes in participating primary care providers, including, for example, additions, deletions, or closed panels.~~, must be reported monthly to DMAHS.~~

2.	Any and all changes in participating physician specialists, health care providers, CNPs/CNSs, ancillary providers, and other subcontractors. ~~must be reported to DMAHS on a monthly basis.~~

3.	The contractor shall not allow enrollment freezes for any provider unless the same limitations apply to all non-Medicaid/NJ FamilyCare members as well, or contract capacity limits have been reached
B.	DMAHS review of provider network deficiencies will be conducted on a ~~quarterly~~ semi annual basis or more frequently as may be required.

C.	The contractor shall provide the HBC with a full network on a ~~monthly~~ quarterly basis in accordance with the specifications found in Section A.4.1 of the Appendices. The electronic files shall be sent to DMAHS, and a copy to the DMAHS’ designee for distribution.

D.	The ~~monthly~~ quarterly provider file shall include an identifier for every provider including the SSN, tax ID# or professional license number.
4.8.4	PROVIDER DIRECTORY REQUIREMENTS

The contractor shall prepare a provider directory which shall be presented in the following manner. Fifty (50) copies of the contractor’s up-to-date provider directory shall be provided to the HBC and ten (10) copies shall be provided to DMAHS at least every six months or within 30 days of an update, whichever is earlier. Up-to-date, web-based provider directories shall also be maintained with updates made no later than every 30 days.
A.	Primary care providers who will serve enrollees listed by
•	County, by city, by specialty

•	Provider name and degree; specialty board eligibility/certification status; office address(es) (actual street address); telephone number; fax number if available; office hours at each location; indicate if a provider serves enrollees with disabilities and how to receive additional information such as type of disability; hospital affiliations; transportation availability; special appointment instructions if any; languages spoken; disability access; and any other pertinent information that would assist the enrollee in choosing a PCP.
B.	Contracted specialists and ancillary services providers who will serve enrollees
•	Listed by county, by city, by physician specialty, by non-physician specialty, and by adult specialist and by pediatric specialist for those specialties indicated in Section 4.8.8.C.

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providers are willing, capable, and authorized (through licensure or certification) to serve multiple counties or statewide.
a.	Medical Toxicology
b.	Developmental & Behavioral Pediatrics
c.	Medical Genetics
d.	Specialty Centers (Centers of Excellence)
e.	Other Specialty Centers/Providers
f.	DME providers
g.	Medical suppliers
h.	Prosthetists, orthotists, pedorthists
i.	Hearing aid suppliers
j.	Transportation providers
3.	Specialists. The contractor shall submit specific provider information with the monthly network file with a certification of the unavailability of the American Board of Medical Specialists (ABMS) diplomates in the county, the provider who shall provide the service and documentation that the provider is able, willing, and authorized to provide the service. The contractor shall notify the DMAHS if the alternate provider terminates. The contractor shall assure that the specialist or alternate provider has privileges in a network hospital or shall authorize and pay for services provided by the specialist or alternate provider at an out of network hospital provider. Where there is neither a certified specialist or acceptable alternative provider for a particular specialty service, the contractor may refer an enrollee out of county. For the physician specialist types listed below, where there is documentation of limited access or unavailability in a county of a specific type of specialist, the contractor may indicate the name of a contracted provider as an alternative for the following:
a.	Cardiology, pediatric — In-county alternative: adult cardiovascular disease; out of county pediatric referral applies to: Cumberland, Gloucester, Hunterdon, Salem, Somerset, Sussex, Warren.

b.	Colon & Rectal surgeon — A general surgeon with privileges to perform this surgery may be substituted for a certified subspecialist in this field of medicine in the following counties: Cape May, Cumberland, Gloucester, Hunterdon, Mercer, Morris, Salem, Sussex, Union.

c.	Endocrinology, adult — In-county alternative: none, refer out of county for Cape May, Gloucester, Salem, Sussex, Warren.

d.	Endocrinology, pediatric — In-county alternative: adult endocrinologist; out of county referral for pediatric endocrinology applies to: Atlantic, Cape May, Cumberland, Gloucester, Hunterdon, Mercer, Ocean, Salem, Somerset, Sussex, Warren.

e.	Gastroenterology, pediatric — In-county alternative: adult gastroenterologists; out of county referral for pediatric gastroenterology applies to: Atlantic, Burlington, Cape May, Cumberland, Gloucester, Hunterdon, Mercer, Ocean, Salem, Sussex, Warren.

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f.	General Surgery, pediatric — In-county alternative: adult general surgery; out of county referral for pediatrics applies to: Burlington, Cape May, Cumberland, Gloucester, Hunterdon, Mercer, Morris, Salem, Somerset, Sussex, Union, Warren.

g.	Geriatrics — In-county alternative: Family Practitioner or Internist; applies to: Cape May, Cumberland, Gloucester, Mercer, Morris, Salem, Somerset, Sussex, Warren.

h.	Hematology/Oncology, pediatric — In-county alternative: none; out of county pediatrics referral applies to: Burlington, Cape May, Cumberland, Gloucester, Hudson, Hunteredon, Mercer, Ocean, Salem, Somerset, Sussex, Warren.

i.	Infectious Disease — In-county alternatives: none; out of county referral applies to: Warren.

j.	Infectious Disease, pediatric — In-county alternative: Adult infectious disease; out of county pediatric referral applies to: Atlantic, Burlington, Cape May, Cumberland, Gloucester, Hunterdon, Ocean, Salem, Somerset, Sussex, Warren.

k.	Nephrology, adult — In-county alternative: none; refer out of county for Cape May, Sussex, Warren.

l.	Nephrology, pediatric — In-county alternative: adult nephrologist; out of county pediatric referral applies to: Atlantic; Burlington, Cape May, Cumberland, Gloucester, Hunterdon, Mercer, Monmouth, Ocean, Passaic, Salem, Somerset, Sussex, Union, Warren.

m.	Neonatal/Perinatal medicine — Alternative: none, refer out of county.

n.	Neurological Surgery — In-county alternative: none; out of county referral applies to: Bergen, Burlington, Cape May, Cumberland, Gloucester, Hudson, Hunterdon, Morris, Ocean, Passaic, Salem, Somerset, Sussex, Warren.

o.	Pain Management — In-county alternative: none; out of county referral applies to: Sussex, Warren.

p.	Plastic Surgery — In-county alternative: none; out of county referral applies to: Cape May, Hunterdon, Ocean, Salem, Somerset, Sussex, Warren.

q.	Pulmonary Disease, pediatric — In-county alternative: Adult pulmonary disease; out of county pediatric referral applies to: Burlington, Cape May, Cumberland, Gloucester, Hunterdon, Ocean, Salem, Sussex, Warren.

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D.	An explanation of the use of the contractor’s toll free telephone number (staffed for twenty-four (24) hours per day/seven (7) days per week communication);

E.	Information about how to obtain a~~A~~ listing of primary care practitioners (in the format described in Article 4.8.4);

F.	An identification card clearly indicating that the bearer is an enrollee of the contractor’s plan; and the name of the primary care practitioner and telephone number on the card; a description of the enrollee identification card to be issued by the contractor; and an explanation as to its use in assisting beneficiaries to obtain services;

G.	An explanation that beneficiaries shall obtain all covered non-emergency health care services through the contractor’s providers;

H.	An explanation of the process for accessing emergency services and services which require or do not require referrals;

I.	A definition of the terms “emergency medical condition” and “post stabilization care services” and an explanation of the procedure for obtaining emergency services, including the need to contact the PCP for urgent care situations and prior to accessing such services in the emergency room;

J.	An explanation of the importance of contacting the PCP immediately for an appointment and appointment procedures;

K.	An explanation of where and how twenty-four (24) hour per day, seven (7) day per week, emergency services are available, including out-of-area coverage, and procedures for emergency and urgent health care service, including the fact that the enrollee has a right to use any hospital or other setting for emergency care;

L.	A list of the Medicaid and/or NJ FamilyCare services not covered by the contractor and an explanation of how to receive services not covered by this contract including the fact that such services may be obtained through the provider of their choice according to regular Medicaid program regulations. The contractor may also assist an enrollee or, where applicable, an authorized person, in locating a referral provider;

M.	A notification of the enrollee’s right to obtain family planning services from the contractor or from any appropriate Medicaid participating family planning provider (42 C.F.R. § 431.51(b)); as well as an explanation that enrollees covered under NJ FamilyCare Plan D (except PSC 380) and Plan H may only obtain family planning services through the contractor’s provider network, and that family planning services outside the contractor’s provider network are not covered services.

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3.	The need for the family to keep track of the cost-sharing amounts paid; and

4.	Instructions on what to do if the cost-sharing requirements are exceeded.
XX.	An explanation on how to access WIC services;

YY.	Any other information essential to the proper use of the contractor’s plan as may be required by the Division;

ZZ.	Inform enrollees of the availability of care management services;

AAA.	Enrollee right to adequate and timely information related to physician incentives;

BBB.	An explanation that Medicaid benefits received after age 55 may be reimbursable to the State of New Jersey from the enrollee’s estate. The recovery may include premium payments made on behalf of the beneficiary to the managed care organization in which the beneficiary enrolls; and

CCC.	Information on how to obtain continued services during a transition, i.e., from the Medicaid FFS program to the contractor’s plan, from one MCO to another MCO, from the contractor’s plan to Medicaid FFS, when applicable.
5.8.3	ANNUAL INFORMATION TO ENROLLEES
A.	The contractor shall distribute an updated handbook which will include the information specified in Article 5.8.2 to each enrollee or enrollee’s family unit and to all providers at least once every twelve (12) months.

B.	The contractor shall, at a minimum, issue an annual written notice to all of its enrollees of their right to request and obtain information of all of the contractor’s providers as specified in Article 4.8.4. The information shall be made available and sent in hard copy format upon request and may be made available in other formats as well.
5.8.4	NOTIFICATION OF CHANGES IN SERVICES

The contractor shall revise and distribute the information specified in Article 5.8 at least thirty (30) calendar days prior to any changes that the contractor makes in services provided or in the locations at which services may be obtained, or other changes of a program nature or in administration, to each enrollee and all providers affected by that change.

5.8.5	ID CARD

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place. The schedules can be submitted in any format, but must include the full name of the marketing representative, the name and full address of the location where marketing is being conducted, the date(s) and beginning and ending times of the activity. All schedules will be reviewed and must be approved in writing by the DMAHS. Plans may not commence any marketing activity without prior DMAHS approval.
H.	With the exception allowed under Article 5.16.1I, neither the contractor nor its marketing representatives may put into effect a plan under which compensation, reward, gift, or opportunity are offered to eligible enrollees as an inducement to enroll in the contractor’s plan other than to offer the health care benefits from the contractor pursuant to this contract. The contractor is prohibited from influencing an individual’s enrollment with the contractor in conjunction with the sale of any other insurance.

I.	The contractor may offer promotional give-aways that shall not exceed a combined total of $~~10~~ 15 to any one individual or family for marketing purposes. Giveaways and premiums that have DMAHS approval may be distributed at approved events. These items shall be limited to items that promote good health behavior (e.g., toothbrushes, immunization schedules). For NJ FamilyCare, other promotional items shall be considered with prior approval by DMAHS.

J.	The contractor shall ensure that marketing representatives are appropriately trained and capable of performing marketing activities in accordance with terms of this contract, N.J.A.C. 11:17, 11:2-11, 11:4-17, 8:38-13.2, N.J.S.A. 17:22 A-l, 26:2J-16, and the marketing standards described in Article 5.16.

K.	The contractor shall ensure that marketing representatives are versed in and adhere to Medicaid policy regarding beneficiary enrollment and disenrollment as stated in 42 C.F.R. §438.56. This policy includes, but is not limited to, requirements that enrollees do not experience unreasonable barriers to disenroll, and that the contractor shall not act to discriminate on the basis of adverse health status or greater use or need for health care services.

L.	Door-to-door canvassing, telephone, telemarketing, or “cold call” marketing of enrollment activities, by the contractor itself or an agent or independent contractor thereof, shall not be permitted. For NJ FamilyCare (Plans B, C, D), telemarketing shall be permitted after review and prior approval by DMAHS of the contractor’s marketing plan, scripts and methods to use this approach.

M.	Contractor employees or agents shall not present themselves unannounced at an enrollee’s home for marketing or “educational” purposes. This shall not limit such visits for medical emergencies, urgent medical care, clinical outreach, and health promotion for known enrollees.

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a.	The contractor shall also review disenrollment information/surveys and all complaints/grievances specifically referencing marketing staff.
2.	Marketing commissions (including cash, prizes, contests, trips, dinners, and other incentives) shall not exceed thirty (30) percent of the representative’s monthly salary.
C.	Enrollment Inducements
1.	The contractor’s marketing representatives and other contractor’s staff are prohibited from offering or giving cash or any other form of compensation to a Medicaid beneficiary as an inducement or reward for enrolling in the contractor’s plan.

2.	Promotional items, gifts, “give-aways” for marketing purposes shall be permitted, but will be limited to items that promote good health behavior (e.g., toothbrushes, immunization schedules). However, the combined total of such gifts or gift package shall not exceed an amount of $~~10~~ 15 to any one individual or family. Such items:
a.	Shall be offered to the general public for marketing purposes whether or not an individual chooses to enroll in the contractor’s plan.

b.	Shall only be given at the time of marketing presentations and may not be a continuous, periodic activity for the same individual, e.g., monthly or quarterly give-aways, as an inducement to remain enrolled.

c.	Shall not be in the form of cash.
For NJ FamilyCare, other promotional items shall be considered with prior approval by DMAHS.

3.	Raffles shall not be allowed.
D.	Sanctions

Violations of any of the above may result in any one or combination of the following:
1.	Cessation or reduction of enrollment including auto assignment.

2.	Reduction or elimination of marketing and/or community event participation.

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Liquidated Damages:
If the contractor does not provide or perform the requirement within fifteen (15) business days of the written notice, or longer if allowed by the Department, or through an approved corrective action plan, the Department may impose liquidated damages of $250 per requirement per day for each day the requirement continues not to be provided or performed. If after fifteen (15) additional days from the date the Department imposes liquidated damages, the requirement still has not been provided or performed, the Department, after written notice to the contractor, may increase the liquidated damages to $500 per requirement per day for each day the requirement continues to be unprovided or unperformed.
Note: If the failure to provide required services or the contractor’s operations are interrupted or compromised due to a natural disaster and/or Act of God and after diligent efforts, the contractor cannot make other provisions for the delivery of services or conduct of operations, the Department may determine, at its sole discretion, not to impose liquidated damages. The contractor shall present a plan of correction to the Department for approval within two (2) business days of the event or where possible, prior to the event when known, such as advance warnings of an oncoming hurricane.
7.16.3 TIMELY REPORTING REQUIREMENTS
A.	The contractor shall produce and deliver timely reports within the specified timeframes and descriptions in the contract including information required by the ERO. Reports shall be produced and delivered on both a scheduled and mutually agreed upon on-request basis according to the schedule established by DMAHS.

B.	Liquidated Damages:
1.	For each late report, the Department shall have the right to impose liquidated damages of $250 per day per report until the report is provided. For any late report that is not delivered after thirty (30) days or such longer period as the Department shall allow, the Department, after written notice, shall have the right to increase the liquidated damages assessment to $500 per day per report until the report is provided.

2.	Damages for Annual Rate Development Financial Reporting. In the case of submission of the financial reports referenced in the “Contractors Financial Reporting Manual,” any such report that is more than one business day past the due date, the Department shall have the right to impose an immediate sanction of $1,000 in damages and an additional $500 per day for each subsequent day the report(s) are late.

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7.16.4 ACCURATE REPORTING REQUIREMENTS
A.	Every report due the State shall contain sufficient and accurate information and in the approved media format to fulfill the State’s purpose for which the report was generated.

If the Department imposes liquidated damages, it shall give the contractor written notice of a report that is either insufficient or inaccurate and that liquidated damages will be assessed accordingly. After such notice, the contractor shall have fifteen (15) business days, or such longer period as the Department may allow, to correct the report.

Encounter data shall be accurate and complete, i.e., have no missing encounters or required data elements, and shall have no more than 5% edit errors.

B.	Liquidated Damages:
1.	If the contractor fails to correct the report within the fifteen (15) business days, or such longer period as the Department may allow, the Department shall have the right to impose liquidated damages of $250 per day per report until the corrected report is delivered. If the report remains uncorrected for more than thirty (30) days from the date liquidated damages are imposed, the Department, after written notice, shall have the right to increase the liquidated damages assessment to $500 per day per report until the report is corrected.

2.	The State will use encounter data completeness benchmarks to identify areas where encounter data appear to have been underreported. These benchmarks will be periodically revised to ensure that they are reasonable, and accurately reflect minimum reporting expectations. If the contractor falls outside of encounter data completeness benchmarks for any Managed Care Category of Service, the contractor will be notified that reporting deficiencies may have occurred for specified service date ranges. In this event, the State may require documentation regarding the potential deficiency and/or a plan of corrective action from the contractor. If the contractor is unable to demonstrate that encounter data reports are complete, the State will conduct reviews of medical records, or utilize. other means to determine reporting compliance. The State reserves the right to consider utilization rates reported via encounter data in the process of calculating capitation rates. Additionally the State reserves the right to reconsider the use of the benchmarks to measure reporting completeness.

In addition to conducting routine monitoring, the DMAHS will conduct, on a calendar year basis, annual reviews of encounter data to determine compliance performance. Encounter data will be reviewed for missing or omitted encounter data and for pending encounters or edit errors. An

7/2007 Changes ~~1/2007 Accepted~~	VII-27

amount of $1 may be assessed for each missing or omitted encounter. In addition, $1 per encounter or encounter data element may be assessed for any pending encounter or error that is not corrected and returned to DMAHS within thirty (30) days after notification by DMAHS that the data are incomplete or incorrect. The Department shall have the right to calculate the total number of missing or omitted encounters and encounter data by extrapolating from a sample of missing or omitted encounters and encounter data.

3.	Damages for Annual Rate Development Financial Reporting. In the case of submission of the financial reports referenced in the “Contractor’s Financial Reporting Manual,” for any such report that is inaccurate or incomplete, the Department shall have the right to impose an immediate sanction of $1,000 and an additional $500 per day for each subsequent day the reports remain inaccurate or incomplete as determined by the DMAHS.
7.16.5 TIMELY PAYMENTS TO MEDICAL PROVIDERS
The contractor shall process claims in accordance with New Jersey laws and regulations and shall be subject to damages pursuant to such laws and regulations. In addition, pursuant to this contract the Department may assess liquidated damages if the contractor does not process (pay or deny) claims within the following timeframes: ninety (90) percent of all claims (the totality of claims received whether contested or uncontested) submitted electronically by medical providers within thirty (30) days of receipt; ninety (90) percent of all claims filed manually within forty (40) days of receipt; ninety-nine (99) percent of all claims, whether submitted electronically or manually, within sixty (60) days of receipt; and ~~one hundred (100)~~ninety-nine and one half (99.5) percent of all claims within ninety (90) days of receipt. Claims processed for providers under investigation for fraud or abuse and claims suppressed pursuant to Article 8.9 (regarding PIPs) are not subject to these requirements. The amount of time required to process a paid claim shall be computed in days by comparing the initial date of receipt with the check mailing date. The amount of time required to process a denied claim (whether all or part of the claim is denied) shall be computed in days by comparing the date of initial receipt with the denial notice mailing date. Claims processed during the quarter shall be reported in required categories through the Claims Lag report (See Section A.7.21 of the Appendices (Tables 4A and B)). Table 4A shall be used to report claims submitted manually and Table 4B shall be used to report claims submitted electronically.
Liquidated Damages:
Liquidated damages may be assessed if the contractor does not meet the above requirements on a quarterly basis. Based on the contractor-reported information on the claims lag reports, the Department shall determine for each time period (thirty (30)/forty (40), sixty (60), and ninety (90) days) the actual percentage of claims processed (electronic and manual claims shall be added together). This number shall be subtracted

7/2007 Changes ~~1/2007 Accepted~~	VII-28

data using statistically valid sampling techniques including, but not limited to, the following:

Primary care practitioner audits; specialty audits; inpatient mortality audits; quality of care and provider performance assessments; quality assurance referrals; credentialing and recredentialing; verification of encounter reporting rates; quality assurance committee and subcommittee meeting agendas and minutes; enrollee complaints, grievances, and follow-up actions; providers identified for trending and sanctioning, including providers with low blood lead screening rates; special quality assurance studies or projects; prospective, concurrent, and retrospective utilization reviews of inpatient hospital stays; and denials of off-formulary drug requests.

F.	The contractor shall prepare and submit to DMAHS quarterly reports to be submitted electronically (e.g., email) in report-ready form in a format and software application system determined by DMAHS, containing summary information on the contractor’s operations for each quarter of the program (See Section A.7 of the Appendices, Tables 1 through 22. Exceptions — Tables 3A and 3B shall be submitted monthly by the fifteenth (15th) of every month; Table 5 shall be submitted annually, Table 9 shall be submitted semi-annually; Table 22 shall be submitted weekly). These reports shall be received by DMAHS no later than forty-five (45) calendar days after the end of the quarter. Any contract-required report submission may be electronic in the format specified by DMAHS staff accompanied by the appropriate certification (where applicable) unless otherwise noted in the contract.

The contractor shall be responsible for continued reporting beyond the term of the contract because of lag time in submitting source documents by providers.

G.	The contractor may submit encounter ~~reports~~ records daily but must submit encounter ~~reports~~ records at least ~~quarterly~~monthly. ~~However,- encounter- reports will be processed by DMAHS’ fiscal agent no more frequently than monthly.~~ All encounters shall be reported to DMAHS within ~~seventy-five-(75)~~sixty (60) days of the ~~end of the quarter in which they are received~~adjudication by the contractor and within ~~one year plus seventy-five (75) days~~ twelve (12) months from the date of service (for hospital admissions, 12 months from date of discharge). Each provider is required to have a unique identifier and qualified providers must have a National Provider Identifier on or after the compliance date established by CMS.

H.	The contractor shall annually and at the time changes are made report its staffing positions including the names of supervisory personnel (Director level and above and the QM/UR personnel), organizational chart, and any position vacancies in these major areas.

7/2007 Changes ~~1/2007 Accepted~~	VII-40

I.	DMAHS shall have the right to create additional reporting requirements at any time as required by applicable federal or State laws and regulations, as they exist or may hereafter be amended and incorporated into this contract.

J.	Reports that shall be submitted on an annual or semi-annual basis, as specified in this contract, shall be due within sixty (60) days of the close of the reporting period, unless specified otherwise.

K.	MCSA Paid Claims Reconciliation. On a quarterly basis, the contractor shall provide paid claims data, via an encounter data file or separate paid claims file, that meet the HIPAA format requirements for audit and reconciliation purposes. The contractor shall provide documentation that demonstrates a 100% reconciliation of the amounts paid to the amounts billed to the DMAHS. The paid claims data shall include at a minimum, claim type, provider type, category of service, diagnosis code (5 digits), procedure/revenue code, Internal Control Number or Patient Account Number under HIPAA, provider ID, dates of services, that will allow the DMAHS to price claims in comparison to Medicaid fee schedules for evaluation purposes. (This section not applicable to non-MCSA contractor).

L.	Encounter Data Submissions. The contractor shall cooperate with the DMAHS in its review of the status of encounter data submissions to determine needed improvements for accuracy and completeness of encounter data submissions. With the contract period beginning July 2005, the contractor will be subject to additional sanctions if not in full compliance with encounter data submission standards.
7.27 FINANCIAL STATEMENTS
7.27.1 AUDITED FINANCIAL STATEMENTS (SAP BASIS)
A.	Annual Audit. The contractor shall submit its audited annual financial statements prepared in accordance with Statutory Accounting Principles (SAP) certified by an independent public accountant no later than June 1 of each year, for the immediately preceding calendar year as well as for any company that is a financial guarantor for the contractor in accordance with N.J.S.A. 8:38-11.6.

B.	Audit of Income Statements by Rate Cell Grouping

The contractor shall submit, quarterly, reports found in Appendix, Section A in accordance with the “HMO Financial Reporting Manual for Medicaid/NJ FamilyCare Rate Cell Grouping Costs” (Appendix, Section A.7.21). These reports shall be reviewed by an independent public accountant in accordance with the procedures and for the cost categories that will be detailed by DMAHS on or before December 31 each year, to be effective the following July (Appendix, Section A).

7/2007 Changes ~~1/2007 Accepted~~	VII-41

The contractor shall require its independent public accountant to prepare a letter and report of findings which shall be submitted to DMAHS by June 1 of each year. ~~Only the fourth quarter report (period October 1 through December 31) of each calendar year will be subject to this Audit of Income Statements by Rate Cell Grouping.~~
The contractor shall require its independent public accountant to explain any differences between the Statewide Income Statement by Rate Cell Grouping Cost Reports (Report 2 — Parts SI through S3) and the annual audit statements in the letter.
When findings indicate significantly reduced Medical/Hospital Expenses from those originally reported, a corresponding rate reduction may take effect in future periods.
The Department at its sole discretion shall have the right to conduct targeted audits, request additional information or reporting, and/or investigate or verify submitted reports for any period of the contract term at the contractor’s expense.
7.27.2 UNAUDITED FINANCIAL STATEMENTS (SAP)
Contractor shall submit to DMAHS all quarterly and annual financial statements and annual supplements in accordance with Statutory Accounting Principles (SAP) required in N.J.A.C. 8:38-11.6. Submissions to DMAHS shall be on the same time frame described in N.J.A.C. 8:38-14, i.e., quarterly reports are due the fifteenth (15th) day of the second month following the quarter end and statutory unaudited statement and the annual supplemental are due March 1 covering the preceding calendar year. Such information shall be subject to the confidentiality provisions in Article 7.40.
7.28 FEDERAL APPROVAL AND FUNDING
This managed care contract shall not be implemented until and unless all necessary federal approval and funding have been obtained.
7.29 CONFLICT OF INTEREST
A.	No contractor shall pay, offer to pay, or agree to pay, either directly or indirectly, any fee, commission, compensation, gift, gratuity, or other thing of value of any kind to any State officer or employee or special State officer or employee, as defined by N.J.S.A. 52:13D-13b and e, in the Department or any other agency with which such contractor transacts or offers or proposes to transact business, or to any member of the immediate family, as defined by N.J.S.A. 52:13D-13i, of any such officer or employee, or partnership, firm or corporation with which they are employed or associated, or in which such officer or employee has an interest within the meaning of N.J.S.A. 52:13D-13g.

7/2007 Changes ~~1/2007 Accepted~~	VII-42

8.4 MEDICAL COST RATIO
8.4.1 MEDICAL COST RATIO STANDARD
The contractor including its subcontractors shall in the aggregate maintain direct medical expenditures for enrollees equal to or greater than eighty (80) percent of premiums paid in all forms from the State. This medical cost ratio (MCR) shall apply to annual periods from the contract effective date (if the contract ends before the completion of an annual period, the MCR shall apply to that shorter period). The MCR shall be based on reports completed by the contractor and acceptable to the Department.
A.	Direct Medical Expenditures. Direct medical expenditures are the incurred costs of providing direct care to enrollees for covered health care services as stated in Article 4.1 (Report on Table 19). Costs related to information and materials for general education and outreach and/or administration are not considered direct medical expenditures.

Personnel costs are generally considered to be administrative in nature and must be reported as an administrative expense on Table 19 (Income Statement by Rate Cell Grouping) on line for Compensation. However, a portion of these costs may qualify as direct medical expenditures, subject to prior review and approval by the State. Those activities that the contractor including its subcontractors expects to generate these costs must be specified and detailed in a Medical Cost Ratio — Direct Medical Expenditures Plan which must be reviewed and approved by the State. At the end of the reporting period, the contractor’s reporting shall be based only on the approved Medical Cost Ratio — Direct Medical Expenditures Plan. In order to consider these costs as Direct Medical Expenditures, the contractor must complete Table 6, entitled “Allowable Direct Medical Expenditures,” which will be used by the State to determine the allowable portion of costs. The allowable components of these personnel costs include the following activities:
1.	Care Management. Allowable direct medical expenditures for care management include: 1) assessment(s) of an enrollee’s risk factors; and 2) development of Individual Health Care Plans. The costs of performing these two allowable components may be considered a direct medical expenditure for purposes of calculating MCR and must be reported on Table 6.

2.	The cost associated with the provision of a one-on-one face-to-face ~~home visit~~encounter by the contractor’s clinical personnel for the purpose of medical education or anticipatory guidance can be considered a direct medical expenditure (Report on Table 6).

3.	Costs for activities required to achieve compliance standards for EPSDT participation, lead screening, and prenatal care as specified in Article IV may be considered direct medical expenditures. The contractor’s reporting shall be

7/2007 Changes ~~1/2007 Accepted~~	VIII-4

based only on the approved Medical Cost Ratio — Direct Medical Expenditures Plan (Report on Table 6).
Calculation of MCR. The calculation of MCR will be made using information submitted by ~~each~~ the contractor on the quarterly reports — Income Statement by Rate Cell Grouping (Section A.7.21 of the Appendices, Table 19, ). The costs related to 8.4. 1.A 1-3 are to be reported on Table 6 and the allowable amount will be added to the calculation of Medical and Hospital Expenses. The sum of all applicable quarters in the SFY for which the MCR is calculated for Total Medical and Hospital Expenses less Coordination of Benefits (COB) and less reinsurance recoveries will be divided by the sum of all applicable quarters of Medicaid/NJ FamilyCare premiums to arrive at the ratio. In addition, the DMAHS will allow for any applicable premium adjustments in the MCR calculation. At its sole discretion, the State reserves the right to recompute the MCR to determine direct medical expenditures of eighty (80) percent for a period of up to three (3) years prior to the close of the state fiscal year under review for MCR determination and recover the underexpenditure as delineated in Article 8.4.3.
8.4.2 RESERVED
8.4.3 ~~DAMAGES~~RECOVERY OF UNDEREXPENDITURE
The Department shall have the right to ~~impose damages on a contractor that has failed to maintain an appropriate MCR.~~recover the amount of payments from the State not spent on medical costs as defined above. ~~The damages shall be assessed when MCR is below 80% and an underexpenditure occurs. The formula for- imposing damages follows:~~
     ~~ACTUAL MCR~~
     ~~80% or above          NONE          NONE~~
          ~~.15 times          .15 times~~
                    ~~underexpenditure     underexpenditure~~
     ~~75.00 77.99%     .50 times     .50 times~~
                    ~~underexpenditure     underexpenditure~~
     ~~74.99 or below     .90 times     1.00 times~~
                    ~~underexpenditure     underexpenditure~~
If at 180 days after the SFY end the MCR is below 80.0%, the State shall recover 100% of the underexpenditure. If the contractor fails to meet the MCR requirement and a ~~penalty is applied~~recovery is made, a plan of corrective action shall be required.
8.5 REGIONS, PREMIUM GROUPS, AND SPECIAL PAYMENT PROVISIONS

7/2007 Changes ~~1/2007 Accepted~~	VIII-5

8.5.1 REGIONS
Capitation rates for DYFS, NJ FamilyCare Plans B, C, and D and the non risk-adjusted rates for AIDS and clients of DDD are statewide. Rates for all other premium groups are regional in each of the following regions:
•	Region 1: Bergen, Hudson, Hunterdon, Morris, Passaic, Somerset, Sussex, and Warren counties

•	Region 2: Essex, Union, Middlesex, and Mercer counties

•	Region 3: Atlantic, Burlington, Camden, Cape May, Cumberland, Gloucester, Monmouth, Ocean, and Salem counties
Contractors may contract for one or more regions but, except as provided in Article 2, may not contract for part of a region.
8.5.2 MAJOR PREMIUM GROUPS
The following is a list of the major premium groups. The individual rate groups (e.g. children under 2 years, etc.) with their respective rates are presented in the rate tables in the appendix.
8.5.2.1 AFDC/TANF, DYFS AND AGING OUT FOSTER CARE CHILDREN, NJC PREGNANT WOMEN, AND NJ FAMILYCARE PLAN A CHILDREN
This grouping includes capitation rates for Aid to Families with Dependent Children (AFDC)/Temporary Assistance for Needy Families (TANF), DYFS and Aging Out Children in Foster Care, New Jersey Care Pregnant Women and Children, and NJ FamilyCare Plan A children (includes individuals under 21 in PSC 380), but excludes individuals who have AIDS or are clients of DDD, as well as AFDC/TANF restricted alien individuals over the age of 20.99 years old.
8.5.2.2 NJ FAMILYCARE PLANS B & C
This grouping includes capitation rates for NJ FamilyCare Plans B and C enrollees, excluding individuals with AIDS and/or DDD clients.
8.5.2.3 NJ FAMILYCARE PLAN D CHILDREN
This grouping includes capitation rates for NJ FamilyCare Plan D children, excluding individuals with AIDS.
8.5.2.4 NJ FAMILYCARE PLAN D PARENTS/CARETAKERS

7/2007 Changes ~~1 /2007 Accepted~~	VIII-6

This grouping includes capitation rates for NJ FamilyCare Plan D parents/caretakers, excluding individuals with AIDS, and restricted alien individuals, and include only enrollees 19 years of age or older.
8.5.2.5 RESERVED ~~DYFS AND AGING OUT FOSTER CHILDREN~~
~~This grouping includes capitation rates for Division of Youth and Family Services, excluding individuals with AIDS and clients of DDD.~~
8.5.2.6 ABD WITHOUT MEDICARE
Compensation to the contractor for the ABD individuals without Medicare will be risk-adjusted using the Health Based Payments System (HBPS), which is described in Article 8.6. HBPS adjusts for the diagnosis of AIDS; therefore, separate AIDS rates are not necessary for this population. Finally, the HBPS adjusts for age and sex so separate rates for age and sex within this population are not necessary.
8.5.2.7 ABD WITH MEDICARE AND OTHER DUAL ELIGIBLES
This grouping includes capitation rates for all enrollees with Medicare, excluding dual eligibles (Medicaid and Medicare) individuals with AIDS and clients of DDD.
8.5.2.8 CLIENTS OF DDD
This grouping includes all enrollees except ABD individuals without Medicare. The contractor shall be paid separate, statewide rates for subgroups of the DDD population, excluding individuals with AIDS. These rates include covered MH/SA services.
8.5.2.9 ENROLLEES WITH AIDS
This grouping includes all enrollees except ABD individuals without Medicare.
A.	The contractor shall be paid special statewide capitation rates for enrollees with AIDS.

B.	The contractor will be reimbursed double the AIDS rate, once in a member lifetime, in the first month of payment for a recorded diagnosis of AIDS, prospective and newly diagnosed. This is a one-time-only-per-member payment, regardless of MCE.
8.5.2.10 RESERVED
8.5.3 NEWBORN INFANTS
The contractor shall be reimbursed for newborns from the date of birth through the first 60 days after the birth through the period ending at the end of the month in which the 60th day falls by a supplemental payment as part of the supplemental maternity payment.

7/2007 Changes ~~1 /2007 Accepted~~	VIII-7

SECTION A
REPORTS
The State has defined operational and financial reports the contractor must submit. The reports in this section are those for which the State has a defined format or template or multiple data elements. The reports are referenced according to the contract Article to which they correspond, beginning with Article 3. In cases where a specific report format or template does not exist, the State instead has defined required report elements, all of which must be addressed in full. The actual structure of such reports is being left to the discretion of the contractor with prior DMAHS approval. Note that additional reports are required and described in the contract.
1~~/2007~~7/2007 Changes

Contractor Financial Reporting Manual for Medicaid/NJ FamilyCare Rate Cell Grouping Costs
State of New Jersey

Contractor Financial Reporting Manual	State of New Jersey
Contents

1. Introduction	1

2. General Instructions	7~~66~~7

3. Reporting Specifications	10~~99~~10
▪ Table 20: Lag Reports (Parts A-~~E~~D)	10~~99~~10
▪ Table 19: Income Statement by Rate Cell Grouping (Parts A — R2, ~~U, V~~)	~~13~~14
- Parts A-R2, ~~U, V~~
- Part S2: Summary
- Part S3: Reconciliations
- Part T: Non-State Plan Services
▪ Table 21: Maternity Outcome Counts	24~~1122~~23
▪ Table 4: Claims Processing Lag Report (Parts A & B)	25~~1123~~24
▪ Table 7: Stop Loss Summary (Parts A — C)	29~~1127~~28
▪ Table 10: Third Party Liability and Fraud/Abuse Collections	30~~1128~~29
▪ Table 11: Utilization and Unit Cost Information (Parts A—B)	31~~1129~~30
▪ Table 14: Supplemental Data (Parts A — C)	32~~1130~~31

4. Appendix A— Incurred But Not Reported (IBNR) Methodology	~~36~~34

5. Appendix B — Key Utilization Definitions	~~40~~38

6. Appendix C — Managed Care Category of Service Codes	~~43~~41

7. Appendix D — Report Forms	~~44~~42

8. Appendix E — Certification Statement at Each Quarter End	~~46~~44

Date Effective: July 1, 2007~~6~~	i

Contractor Financial Reporting Manual	State of New Jersey
~~1~~1
Introduction
Purpose
The objective of this Financial Reporting Specifications is to ensure uniformity, accuracy and completeness in reporting Medicaid/NJ FamilyCare rate cell groupings. In addition, the provision of this Financial Reporting Specifications to the Contractors will help to eliminate inconsistencies, as reports can vary in the presentation of items such as allocation of expenses, accrual of incurred-but-not-reported (IBNR) claims, handling of maternity claims, and other items. All reports shall be submitted as outlined in the general instructions. The financial reports submitted from this Financial Reporting Specifications will be used in future rate setting and to better assess the financial performance of Contractors.
The reports in this Financial Reporting Specifications are to supplement, not replace, the reporting requirements currently required in the Division of Medical Assistance and Health Services (DMAHS) Managed Care Contract (please refer to Section A of the contract). Key differences between this Financial Reporting Specifications and the reports currently submitted to DMAHS are as follows:
▪	Rate cell grouping detail;
▪	Regional detail;
▪	IBNR calculation detail; and
▪	Timing of submissions.

Date Effective: July 1, 2007~~6~~	1

Contractor Financial Reporting Manual	State of New Jersey
Rate Cell Groupings
—This Financial Reporting Specifications requires key cost reporting by rate cell grouping. Rate cells have been combined into 15 rate cell groupings ~~for these reporting purposes (seventeen rate cell groupings for~~ Medicaid/NJ FamilyCare Managed Care
~~at risk~~reporting purposes ~~populations and two rate cell groupings for Managed Care Service Administrator (MCSA) populations).~~ Please note where Acquired Immunodeficiency Syndrome (AIDS) individuals are included or excluded in the rate cell groupings. Also note that maternity and newborn costs are reported as separate rate cell groupings and shall be excluded from other rate cell groupings. The rate cell groupings are as follows:

Rate Cell		Capitation
Reference	Rate Cell Grouping	Code	Description
AFDC/SSI/DDD

Table #19— Parts A, B, C	AFDC/NJCPW/NJ KidCare A (Excluding AIDS)	125R1-125R3 143R1-143R3 171R1-171R3 172R1-172R3 183R1-183R3	Individuals eligible for Aid to Families with Dependent Children (AFDC), New Jersey Care Pregnant Women (NJCPW), or NJ KidCare A (children below the age of 19 with family incomes up to and including 133% of the federal poverty level (FPL)), excluding individuals with AIDS.

~~Table #19 Part D~~	~~DYFS Clients (Excluding AIDS)~~	~~32599. 34399~~ 	~~Individuals eligible through the Division of Youth and Family Services (DYFS), including Foster Care children and children with Adoption Assistance, excluding individuals with AIDS.~~

Table #19— Part E	ABD with Medicare and Other Dual Eligibles — DDD (Excluding AIDS)	48399	ABD (Aged, Blind, and/or Disabled) individuals who receive Medicare and are eligible for services through the Division of Developmental Disabilities (DDD), excluding individuals with AIDS.

Table #19— Part F	ABD with Medicare and Other Dual Eligibles — Non-DDD (Excluding AIDS)	711R1-711R3 813R1-813R3 823R1-823R3 863R1-863R3	ABD individuals who receive Medicare and are not eligible for services through the DDD, excluding individuals with AIDS.

Table #19— Part G	Non-ABD — ODD (Excluding AIDS)	47399	Non-ABD individuals eligible for services through the DDD, excluding individuals with AIDS.

Date Effective: July 1, 2007~~6~~	2

Contractor Financial Reporting Manual	State of New Jersey

Rate Cell		Capitation
Reference	Rate Cell Grouping	Code	Description
Table #19— Part H	ABD without Medicare —DDD (Including AIDS)	49399, 49499	ABD individuals not receiving Medicare and eligible for services through the DDD, including individuals with AIDS.

Table #19— Part l	ABD without Medicare —Non-DDD (Including AIDS)	71099, 81099, 81299	ABD individuals not receiving Medicare and not eligible for services through the DDD, including individuals with AIDS.

NJ FamilyCare/NJ KidCare

Table #19— Part J	NJ KidCare B&C (Excluding AIDS)	62599, 63399	Eligible children under age 19 with family income above 133% and up to and including 200% FPL, excluding individuals with AIDS.

Table #19— Part K	NJ KidCare D (Excluding AIDS)	92599, 93399	Eligible children under age 19 with family income between 201% and up to and including 350% FPL, excluding individuals with AIDS.

Table #19— Part M	NJ Family Care Parents /Adults ~~NJ FamilyCare Parents 0 133% FPL~~ (Excluding AIDS)	56199, 56299, 57399 ~~57199 57899,58499~~	 ~~Parents with dependent children with family income between-0% and 133% FPL, excluding individuals with AIDS.~~ Parents/caretakers with children below the age of 23, and children from the age of 19 through 22 years, who are full-time students who do not qualify for AFDC Medicaid, excluding individuals with AIDS.

Single adults and couples without dependent children. Includes Health Access individuals without dependent children.

Parents over 21 years of age with classification based on restricted alien status.

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Contractor Financial Reporting Manual	State of New Jersey

Rate Cell		Capitation
Reference	Rate Cell Grouping	Code	Description
 ~~Table # 19- Part O~~ 	~~NJ FamilyCare Parents 13/1-250% FPL (Excluding AIDS)~~	~~95499, 97-199, 98199~~	 ~~Parents with dependent children with family income between 134% and 200% FPL, Parents/caretakers with children below the age of 23, and children from the age of 19 through 22 years, who are full time students who do not qualify for AFDC Medicaid with family incomes up to and including 250% of FPL, excluding individuals with AIDS.~~

Special Populations/Data

Table #19— Part P	ABD with Medicare and Other Dual Eligibles — AIDS	28499, 48499	ABD individuals with AIDS who receive Medicare, including those eligible for DDD, excluding the risk-adjusted populations.

Table #19— Part Q	Non-ABD — AIDS	27499, 47499, 27699	Non-ABD individuals with AIDS including AFDC, NJCPW, NJ KidCare, and NJ FamilyCare Parents, excluding the risk-adjusted populations.

Table #19— Part R1	Maternity	N/A	Please refer to criteria outlined in the instructions for Table 19 Part R1 in the Report Specifications section.

Table #19— Part R2	Newborn	Includes newborn claims costs associated within: 103R1 - 103R3, 30399, 60399, 80399, 90399	Please refer to criteria outlined in the instructions for Table 19 Part R2, in the Report Specifications section.

~~MCSA~~

 ~~Table #19 Part U~~ 	~~NJ FamilyCare Adults 0 100% FPL (Excluding AIDS)~~	~~65499, 67499, 68499~~	 ~~Single adults and couples without dependent children with family income between 0% and 100% FPL, adults and couples without dependent children under the ago of 23 with family incomes up to and including 250% FPL, excluding individuals with AIDS. Includes Health -Access individuals without dependent children~~

Date Effective: July 1, 2007~~6~~	4

Contractor Financial Reporting Manual	State of New Jersey

Rate Cell		Capitation
Reference	Rate Cell Grouping	Code	Description
 ~~Table #19 Part V~~ 	~~Adult Restricted Aliens~~	~~40199, 40299, 40399~~	~~Classification based on restricted alien status in PSCs 310 -330, 410 — 430, -470 and 380 over the age of 20, or NJ FamilyCare PSCs 763, and -497 & 498 with corresponding cap codes.~~

Date Effective: July 1, 2007~~6~~	5

Contractor Financial Reporting Manual	State of New Jersey
Geographic Regions
Some of the reports in this Contractor Reporting Specifications request information from the three geographic regions corresponding to those used in rate setting. Listed below are the counties included in each geographic region:

Northern (Region 1)	Central (Region 2)	Southern (Region 3)
Bergen	Essex	Atlantic
Hudson	Mercer	Burlington
Hunterdon	Middlesex	Camden
Morris	Union	Cape May
Passaic		Cumberland
Somerset		Gloucester
Sussex		Monmouth
Warren		Ocean
Salem

Date Effective: July 1, 2007~~6~~	6

Contractor Financial Reporting Manual	State of New Jersey
~~2~~ 2
General Instructions
The following are general instructions for completing the various tables required to be submitted by the Contractors to DMAHS. These instructions are designed to promote uniformity in reporting.
Due Dates
All Medicaid/NJ FamilyCare revenues and expenses must be reported using the accrual basis of accounting ~~except for Table 19, Parts T V (Non-State Plan Services by rate cell grouping and MCSA groupings). Table 19, Parts T V shall be reported on a paid basis.~~ Reports shall be submitted quarterly and are due 45 days following each quarter end:
12-Month Period End Reports Due Each Quarter

Quarter Ending:	Due Date:
March 31	May 15
June 30	August 15
September 30	November 15
December 31	February 15
Annual Supplemental Reports Due

Quarter Ending:	Due Date:
September 30	November 10~~5~~
If a due date falls on a weekend or state holiday, reports will be due the next business day. Any additional information beyond this reporting manual critical to the actuarially

Date Effective: July 1, 2007~~6~~	7

Contractor Financial Reporting Manual	State of New Jersey
-sound development of capitation rates will be requested in writing and be due within 15 days of the request. Please submit the completed reports to:
State of New Jersey
Director, HMO Financial Reporting
David.Moran@dhs.state.nj.us
and
Mercer Government Human Services Consulting
Actuarial Services
Mike.Nordstrom@mercer.com
In the event that Medicaid financial statements are submitted with errors that require restatement, DMAHS, in its sole discretion, shall require the Contractor to engage independent auditors to do a more thorough review or audit of the financial statements. DMAHS shall not reimburse the Contractor for any additional costs related to an additional review or audit.
Format
The Contractor will submit these reports electronically, using Excel spreadsheets in the formats and on the forms specified in this manual without alteration, to the e-mail addresses listed above or to an alternate DMAHS secure website it may establish during the period of this contract. Copies of the reports are included in Appendix D of this manual.
Web-Based Financial Reporting
The contractor will log into a secure web-based portal to submit the Excel spreadsheets that comprise the Medicaid Financial Reports (MFR). Upon submission, the MFR data will pass through a series of edits to measure completeness and the basic accuracy of the mandatory reports. The contractor will then be notified via the system if the reports were rejected along with a description of the error

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Annual Audit Requirement
Please refer to Section 7.27 for the audit requirements in the managed care contract.
Other Instructions
Line titles and columnar headings of the various reports are, in general, self-explanatory. Specific instructions are provided for items that may have some question as to content. Any entry for which no specific instructions are included shall be made in accordance with sound accounting principles and in a manner consistent with related items covered by specific instructions.
Incorporate adjustments to prior data in the current reporting period. Adjustments for prior period IBNR estimates shall be included on Table 19, Part S2, in Line 45, and a detailed reconciliation shall be included on Table 19, Part S3. Information about any adjustments that pertain to prior periods shall be explained in a note to the reports. However, if there was material error in preparation of the prior period report, a revised report shall be submitted.
Unanswered questions or blank lines on any report or schedule will render the report or schedule incomplete and may result in a resubmission request. Any resubmission must be clearly identified as such. If no answers or entries are to be made, write “None”, “Not Applicable (N/A)”, or “-0-” in the space provided. Always use predefined categories or classifications before reporting an amount as “Other”.
Dollar amounts shall be reported to the nearest dollar. Per member per month (PMPM) amounts, however, shall be shown with two digits to the right of the decimal point.
Additional sheets referencing the applicable reports must be attached for further explanation. The Contractor shall use “Notes to Financial Reports” in Appendix B for write-ins and explanations.

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~~3~~3
Report Specifications
Table 20: Lag Reports (Parts A~~-E~~D)
Submission Due at Each Quarter End
Analyzing the accuracy of historical medical claims liability estimates is necessary in assessing the adequacy of current liabilities. In addition, valid IBNR liability estimates are crucial when utilizing financial statements in the managed care rate setting process. This schedule provides, the necessary information to make this analysis.
Information is provided on Inpatient Hospital, Physician, Pharmacy, and Other Medical Payments on Parts A through D, respectively, with all rate cell groupings combined,~~excluding the Managed Care Service Administrator (MCSA) rate cell groupings.~~ Lag report information shall be provided for each Medical Cost Grouping as defined below and map to the corresponding consolidated category of service for the corresponding incurral period within Table 19, Part S2. A detailed reconciliation of the lag report information and Income Statements by Rate Cell Group shall be included on Table 19, Part S3. Information about any adjustments that pertain shall be explained in a note to the reports.

Medical
Consolidated	Income Statement	Cost	Lag Report
Category of Service	Reference	Grouping	Reference
Inpatient Hospital	Table #19 — Part S2, Line 9	Inpatient Hospital	Table #20 — Part A

Primary Care	Table #19 — Part S2, Line 10	Physician	Table #20 — Part B

Physician Specialty Services	Table #19 — Part S2, Line 11	Physician	Table #20 — Part B

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Medical
Consolidated	Income Statement	Cost	Lag Report
Category of Service	Reference	Grouping	Reference
Pharmacy (not to include Reimbursable HIV/AIDS Drugs and Blood Products)	Table #19 — Part S2, Line 18	Pharmacy	Table #20 — Part C

Reimbursable HIV/AIDS Drugs and Blood Products	Table #19 — Part S2, Line 19	Pharmacy	Table #20 — Part C

Outpatient Hospital (excludes ER)	Table #19 — Part S2, Line 12	Other	Table #20 — Part D

Other Professional Services	Table #19 — Part S2, Line 13	Other	Table #20 — Part D

Emergency Room	Table #19 — Part S2, Line 14	Other	Table #20 — Part D

DME/Medical Supplies	Table #19 — Part S2, Line 15	Other	Table #20 — Part D

Prosthetics and Orthotics	Table #19 — Part S2, Line 16	Other	Table #20 — Part D

Dental	Table #19 — Part S2, Line 17	Other	Table #20 — Part D

Home Health, Hospice,. &PDN	Table #19 — Part S2, Line 20	Other	Table #20 — Part D

Transportation	Table #19 — Part S2, Line 21	Other	Table #20 — Part D

Lab & X-ray	Table #19 — Part S2, Line 22	Other	Table #20 — Part D

Vision Care including Eyeglasses	Table #19 — Part S2, Line 23	Other	Table #20 — Part D

Mental Health/ Substance Abuse	Table #19 — Part S2, Line 24	Other	Table #20 — Part D

EPSDT Medical & PDN	Table #19 — Part S2, Line 26	Other	Table #20 — Part D

EPSDT Dental	Table #19 — Part S2, Line 27	Other	Table #20 — Part D

Family Planning	Table #19 — Part S2, Line 28	Other	Table #20 — Part D

Other Medical	Table #19 — Part S2, Line 29	Other	Table #20 — Part D

*	Please reference Appendix C for the new Managed Care Category of Srvice codes.

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The schedules are arranged with the month of service horizontally and the month of payment vertically. Therefore, payments made during the current month for services rendered during the current month would be reported in Line 1, Column 3, while payments made during the current month for services rendered in prior months would be reported on Line 1, Columns 4 through 39. Please note that columns 13 through 38 and rows 11 through 36 are hidden in the sample worksheet. Lines 1 through 3 contain data for payments made in the current period. Earlier data on Lines 4 through 37 shall match data on appropriate lines on the prior period’s submission. If Lines 4 through 37 changes from the prior period’s submission, include an explanation. The current month is the last month of the period that is being reported. For example, in the report for the period ended June 30, 2003, the current month would be June 2003, and the first prior month would be May 2003. Do not include risk pool distributions as payments in this schedule.
Table 20 must provide data for the period beginning with the first month the Contractor is responsible for providing medical benefits to Medicaid/NJ FamilyCare recipients, and ending with the current month.
Line 39 — Subcapitation payments shall be reported here, by month of payment. They are not to be included above Line 39. For the current period, Line 39 shall contain new data in Columns 3 through 5. Data in columns 6 through 38 shall match data in appropriate columns on the prior period’s submission. If columns 6 through 38 change from the prior period’s submission, include an explanation.
Line 40 — Report pharmacy rebates anticipated for drugs dispensed this period. Adjust as appropriate any adjustment applicable to a prior period. Only complete for the Pharmacy Payment report, Part C.
Line 41 — The Contractor shall report payments on Lines 1 — 36. If the Contractor makes a settlement or other payment that cannot be reported on Lines 1-36 due to lack of data, the amount shall be reported on Line 41. If the service month(s) can be determined, the settlement dollars can be allocated to the service month. Otherwise, the payment month can be used as a substitute for the service month. If an amount is shown on Line 41 in columns 3 through 5, include an explanation. If columns 6 and greater change from the prior submission, also include an explanation.
Line 42 — This line is the total amount paid to date for services rendered. Line 42 shall equal the sum of Lines 38, 39, and 41. For the Pharmacy Payment report, Part C, also include Line 40.
Line 43 — This line provides the current estimate of remaining liability for unpaid claims for each month of service. The amount in each column on this line must be updated each period. The amount in Column 40 is the sum of amounts in Columns 3 through 39. The sum of the amounts in Column 40, in parts A through D, is the unpaid claim liability (IBNR and reported-but-unpaid-claims (RBUC)). Please refer to Attachment A for a methodology for calculating IBNR.

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Line 44 — The total incurred claims is the sum of Lines 42 (the amounts paid to date) and Line 43 (estimate of unpaid claims liability). Amounts on Line 44 are shown for each month.
DMAHS recognizes that claims liabilities may include the administrative portion of claim settlement expenses. Any liability for future claim settlement expense must be disclosed in the notes in the reports.
~~The NJ FamilyCare Adults 0 — 100 percent of FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations are classified into two groups under the MCSA program. As DMAHS has assumed the responsibility for financial risk for medical costs of these populations, the medical expenses for these populations shall be excluded from Parts A — D of the Lag Report. All medical expenses for these populations must be reported within Part E of the Lag Report.~~

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Table 19: Income Statement by Rate Cell Grouping (Parts A – R2~~, U, V~~)
Submission Due at Each Quarter End
This report is meant to provide detailed summary information on revenues and expenses. A consolidated report is to be completed for each of the fifteen rate cell groupings and for Maternity and Newborn, with Table 19 Part S2 being the summation of Parts A-R2 respectively for the 12-months ending. For reporting purposes, AIDS revenues and expenses are included or excluded from the rate cell groupings as indicated on the report forms and in the chart defining the rate cell groupings provided on page 2.
Additionally, State fiscal year-end information will be provided on the first fiscal quarter ending reports (September 30). This information shall include all data with incurred dates through the most recent completed state fiscal year, with paid data through September 30 (incurred in 12 months, paid in 15 months). Reports are to be completed for each of the 15 rate cell groupings and for Maternity and Newborn categories. Besides quarter ending September 30, this information is not required for any other quarter ending time periods.
~~The NJ FamilyCare Adults 0 – 100 percent of FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations are classified into two groups under the MCSA program. As DMAHS has assumed the responsibility for financial risk for medical costs of these populations, the medical and administrative expenses and premiums for these populations shall be excluded from all rate cell groupings in Parts A – T and reported separately in Parts U and V. Part V has been created to provide information on services for the non-risk Adult Restricted Aliens (excluding pregnant women). The Adult Restricted Aliens (excluding pregnant women) expenses and revenues, which have been scattered across several categories of aid, shall now only be included in Part V. Revenue and expenses for non-risk NJ FamilyCare Adults 0 – 100 percent of FPL will be reported within Part U.~~
Do not include maternity or newborn revenues or expenses in Parts A – Q. Only include Maternity and newborn revenues and maternity expenses on the Income Statement for Maternity, Part R1, and for All Rate Cell Groupings, Part S2. Include newborn expenses on the Income Statement for Newborn, Part R2, and for All Rate Cell Groupings, Part S2. Include Maternity costs associated with the following codes for still births or live births after the twelfth week of gestation, excluding elective/induced abortions:
DRG Codes:
~~▪~~ 370–375 or 650–652;~~or~~
DRG Codes only with specific ICD-9 Diagnosis Codes:
▪ DRG codes 380 or 381 plus one of the following ICD-9 codes: 632, 634.0-634.99 and 637.0-637.99; or

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▪	DRG codes 460 through 469 plus one of the following ICD-9 codes, V27-V27.9
Additionally, Table 19, Part R2 (Income Statement for Newborn) includes newborn claims for the partial month of birth and the first two (2) months thereafter, previously reported in the AFDC/NJCPW/KidCare A, NJ KidCare B, C, and D, ~~DYFS~~. and Blind/Disabled rate cell groupings. Age shall be determined by counting the child’s age as of their last birthday, on the first of the month in which the claim is incurred.
Except for non-State Plan services (Part T) and MCSA reports (Parts U – V), all revenues and expenses must be reported on Table 19 (A-R2) using the accrual basis of accounting for the requested period. Each report is based on statewide reporting except for the rate cell grouping AFDC/NJCPW/NJ KidCare A, which is to be reported for each of the Northern, Central and Southern regions (Table 19 Parts A-C). Each report must provide total dollar amounts and PMPM amounts. Cells shaded are not to be filled out.
The non-State Plan services (see: Supplemental Benefits, Article 4.1.8 of the contract) report (Part T) has been created to provide information on benefits/services reported within Table 19, Parts A-S2 in excess of the State Plan. All medical and administrative expenses must be reported using actual incurred and paid data for the requested period. Unit cost expenses for the non-State Plan services must also be provided. An example of non-State Plan approved medical expenses would be enhanced eyeglass allowance and over-the-counter drugs for adults.
~~All medical and administrative expenses within the MCSA reports (Parts U – V) must be reported using paid - data for-the current period of the calendar year.~~
Member Months
A member month is equivalent to the one member for whom the Contractor has recognized capitation-based revenue for the entire month. Where the revenue is recognized for only part of a month for a given individual, a partial, pro-rated member month shall be counted. A partial member month is pro-rated based on the actual number of days in a particular month. The member months shall be reported on a cumulative basis by the rate cell grouping as shown on the report. Enter the number of member months for the current period in the second column of the Member Months line and the member months for the year-to-date in the fourth column.
The Maternity Income Statement, Part R1, shall list number of deliveries, rather than member months.
Newborn member months will be reported within Part R2 and are not to be included with Part S2. It is expected that there shall be approximately 2.5 member months reported for each delivery as the newborn time period is on average 75 days. Any variation from 2.5 member months may suggest a reporting inconsistency. For counting newborn member months, it is appropriate to group by age (in months) and then sum the first 2 months. As defined in the previous section, age should be determined by counting the

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child’s age as of their last birthday, on the first of the month in which the claim was incurred. The following example illustrates the formula for determining a child’s age in months:
Example: Date of birth = January 15
Age on January 1st - 0 months (count of 17/31 is 0 month age)
Age on February 1st - 0 months (an additional count of 1 goes into 0 month age)
Age on March 1st - 1 month (count of 1 for 1 month age)
Age on April 1st - 2 months (count of 1 placed in 2 month age)
Sum = Newborn Member Months (through example expect to have average 2.5 newborn member months per delivery)

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This is consistent with the logic that DMAHS uses when making a capitation payment. If it is easier for the Contractor to count in whole numbers in the 0 month age cell (replace the pro-rated 17/31 with a count of 1). If this logic is utilized, the Contractor must note the counting methodology.
Revenue
Line 1 — Capitated Premiums—Revenue recognized on a prepaid basis for enrollees for provision of a specified range of health services over a defined period of time, generally one month. If advance payments are made to the Contractor, for more than one reporting period, the portion of the payment that has not been earned must be treated as a liability (Unearned Premiums). Refer to Part S3 for reconciliations.
Line 2 — Supplemental Premiums—Revenue paid to the Contractor in addition to capitated premiums for certain services provided. See Lines 2a through 2f below.
Line 2a — Maternity1—Supplemental payment per pregnancy outcome. This line item shall only be included in Part R1 (Maternity) and Part S2 (All Rate Cell Groupings).
Line 2b — Reimbursable HIV/AIDS Drugs and Blood Products—Supplemental payment for HIV/AIDS Drugs (protease inhibitors and, effective 7/1/01 other anti-retrovirals) and clotting factor VIII and IX blood products.
Line 2c — Early and Periodic Screening, Diagnosis and Treatment (EPSDT) Incentive Payment—Supplemental payment for EPSDT services.
~~Line 2d—Reimbursable Medical and Hospital—Supplemental-payment-for- medical and hospital expenses for FamilyCare Adults 0—100 percent of FPL, Health Access individuals without-dependent children, and Adult-Restricted Aliens (excluding pregnant women) populations who are under a MCSA program. This revenue shall only bo included in Part U (FamilyCare Adults 0—100 percent of FPL) and Part V (Adult Restricted Aliens), and is not-be-included in Part S2 (All Rate Cell Groupings).~~
~~Line-2e—Managed Care Service Administrator Premium—Supplemental-payment for administrative expenses for FamilyCare Adults 0—100 percent of FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations who are under a-MCSA program. This revenue shall only be~~

[1]	Because costs for pregnancy outcomes were not included in the capitation rates, a separate maternity payment is paid for pregnancy outcomes (each live birth, still birth, or miscarriage occurring at or after the thirteenth (13th) week of gestation). This supplemental payment reimburses Contractors for its inpatient hospital, antepartum, and postpartum costs incurred in connection with delivery. Costs for care of the baby are included only for the first two months of newborn claims in the AFDC/NJCPW/NJ KidCare A, NJ KidCare B, C, and D, ~~DYFS,~~ and Blind/Disabled rate cell groupings.

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~~included in Part U (FamilyCare Adults 0—100 percent of FPL), and Part V (Adult Restricted Aliens), and is not be included in Part S2 (All Rate Cell Groupings).~~
Line 2~~f~~d — Other—Any other revenue paid by DMAHS to the Contractor in addition to capitation for covered services that is not included in Lines 2a, 2b, 2c, 2d, or 2e above.
Line 3 — Total Premiums—All Medicaid/NJ FamilyCare premiums paid to the Contractor reported on lines 1, 2a, 2b, 2c, ~~2d, 2e,~~ and 2f. A detailed reconciliation of total premiums received and reported on the Income Statement in Part S2 shall be included on Table 19, Part S3. Information about any differences shall be explained in a note to the reports.
Line 4 — Interest—Interest earned from all sources including escrow and reserve accounts.
Line 5 — C.O.B.—Income from Coordination of Benefits (COB) and Subrogation. Alternatively, COB for a particular claim may be recognized as a negative claim expense.
Line 6 — Reinsurance Recoveries—Income from the settlement of claims resulting from a policy with a private reinsurance carrier.
Line 7 — Other Revenue—Revenue from sources not covered in the previous revenue accounts.
Line 8 — Total Revenue — Total revenue (the sum of lines 3 through 7).
Expenses
Medical and Hospital
Line 9 — Inpatient Hospital—Code 01—See the Managed Care Category of Service Codes.
Line 10 — Primary Care—Code 10P— See the Managed Care Category of Service Codes
Line 11 — Physician Specialty Services—Code 10S— See the Managed Care Category of Service Codes
Line 12 — Outpatient Hospital (excludes ER)—Code 04N— See the Managed Care Category of Service Codes.
Line 13 — Other Professional Services—Codes 14, 15S, 17, PAS— See the Managed Care Category of Service Codes.

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Line 14 — Emergency Room—Code 04E— See the Managed Care Category of Service Codes.
Line 15 — DME/Medical Supplies—Codes 30, 31, 32— See the Managed Care Category of Service Codes.
Line 16 — Prosthetics and Orthotics—Code 18— See the Managed Care Category of Service Codes.
Line 17 — Covered Dental—Code 11— See the Managed Care Category of Service Codes.
Line 18 — Pharmacy (not to include Reimbursable HIV/AIDS Drugs and Blood Products)—Code 20N- See the Managed Care Category of Service Codes.
Line 19 — Reimbursable HIV/AIDS Drugs and Blood Products—Code 20H— See the Managed Care Category of Service Codes.
Line 20 — Home Health, Hospice, PDN—Codes 40, 50, PDN— See the Managed Care Category of Service Codes.
Line 21 — Transportation—Code 70— See the Managed Care Category of Service Codes.
Line 22 — Lab & X-ray—Codes 60, 65— See the Managed Care Category of Service Codes.
Line 23 -Vision Care including Eyeglasses—Codes 09,13— See the Managed Care Category of Service Codes.
Line 24 — Mental Health/Substance Abuse—Codes MH, SA— See the Managed Care Category of Service Codes.
Line 25 — Reinsurance Expenses—Expenses for reinsurance or “stop-loss” insurance made to a contracted reinsurer.
Line 26 — EPSDT Medical & PDN —Codes 08D, EPM— See the Managed Care Category of Service Codes.
Line 27 — EPSDT Dental —Code EPD— See the Managed Care Category of Service Codes.
Line 28 — Family Planning—Code FP— See the Managed Care Category of Service Codes.

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Line 29 — Other Medical—Code XM— See the Managed Care Category of Service Codes.
Line 30 — Total Medical and Hospital—The total of all medical and hospital expenses.
(sum of lines 9 through 29)
Administration
Administrative expenses are only required to be reported on ~~designated forms for the MCSA populations (Parts U and V) and~~ the forms for all rate cell groupings Table 19 (Part S2). ~~Except for the MCSA rate cell groupings, t~~This eliminates the need to allocate these costs across the remaining rate cell groupings, although the Contractor has the option of reporting this allocation. ~~As DMAHS has the responsibility for financial risk for medical costs of tho NJ FamilyCare Adults 0—100 percent of FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations, the administrative expenses for these populations shall be excluded from Part S2. The administration expenses for these populations shall be reported-separately in Parts U—V.~~Administration must also be reported on Part T if the Contractor provides any non-State Plan services. Costs associated with the overall management and operation of the Contractor including the following components:
Line 31 — Compensation—All expenses for administrative services including compensation and fringe benefits for personnel time devoted to or in direct support of administration. Include expenses for management contracts. Do not include marketing expenses here.
Line 32 — Occupancy, Depreciation, and Amortization.
Line 33 — Interest expense—Interest paid during the period on loans.
Line 34 — Education/Outreach and Marketing—Expenses incurred for education and outreach activities for enrollees. Expenses directly related to marketing activities including advertising, printing, marketing salaries and fringe benefits, commissions, broker fees, travel, occupancy, and other expenses allocated to the marketing activity.
Line 35 — Sanctions—Expenses related to events where DMAHS finds the contractor to be out of compliance with the program standards, performance standards, or the terms and conditions of the Medicaid managed care contract.
Line 36 — Corporate Overhead Allocations—All expenses for management fees, and other allocations of corporate expenses. Methodologies for allocated expenses may include PMPM, percent of revenue, percent of head counts and/or full-time equivalents (FTE), etc. Include an explanation of the expenses included and the basis of methodology in the notes to the financial reports.

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Line 37 — Subcontracted/Delegated Administrative Services—Administrative portion of delegated administrative expenses such as Pharmacy Benefits Manager (PBM) or Third Party Administrators (TPA) payments that cover costs such as claims processing and medical management of the PBM/TPA. An example of TPA expenses includes dental subcontractors and delegated case management administrative expenses.
Line 38 — Other Costs which are not appropriately assigned to the health plan administration categories defined in lines 31 to 37 above.
Line 39 — Total Administration—The total of costs of administration (the sum of lines 31 through 38).
Line 40 — Total Expenses—The sum of Total Medical and Hospital Expenses (line 30) and Total Administration (line 39).
Line 41 — Operation Income (Loss)—Excess or deficiency of Total Revenue (line 8) minus Total Expenses (line 40).
Line 42 — Extraordinary Item—A non-recurring gain or loss.
Line 43 — Provision for State, Federal, and Other Governmental Income Taxes—All income taxes for the period.
Line 44 — Other than Income Taxes—Expenses other than state or federal income taxes (i.e. State assessments irrespective of profit position).
Line 45 — Adjustment for prior period IBNR estimates—Shall include ~~a reconciliation~~reconciliation within Part S3, an explanation of prior period IBNR estimates, and a detailed calculation within Table 20, Parts A through D. A contra-expense would be reported if IBNR estimates exceeded actual expenses.

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In the explanation below, the term “IBNR” (Incurred But Not Reported) is used to represent all claims incurred but unpaid. In statutory accounting for HMOs the incurred claims for a period are calculated as follows:

	Example for 12 Month Ending	Example using
	06/30/20xx Reporting Period	Dollars
Claims paid in the period	Claims paid in 12 Month ending 06/30/20xx		$48,000,000

+ IBNR at the end of the period	+ IBNR as of 06/30/20xx	+ $	11,000,000

- IBNR at the end of the prior period	-IBNR as of 03/31/20xx	- $	9,000,000

+ Subcapitation Payments, Pharmacy Rebates, Settlements at the end of the period	+ Subcapitation Payments, Pharmacy Rebates, Settlements as of 06/30/20xx	+ $	500,000

- Subcapitation Payments, Pharmacy Rebates, Settlements at the end of the prior period	- Subcapitation Payments, Pharmacy Rebates, Settlements as of 03/31/20xx	- $	450,000

Claims incurred in the period	Claims incurred in 12 Month ending 06/30/20xx		$50,050,000

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The above calculation can be split into two components — the first for services rendered in the period and the second for services rendered prior to the period, as follows:

	Incurred in 12
	Month Ending	Incurred in
	06/30/20xx	03/31/20XX & Prior		Total
Claims Paid in Qtr Ending 06/30/20xx	$39,500,000		$8,500,000	$48,000,000

+ IBNR as of 06/30/20xx	$10,900,000		$100,000	$11,000,000

-IBNR as of 03/31/20xx	None		$9,000,000	$9,000,000

+ Subcapitation Payments, Pharmacy Rebates, Settlements as of 06/30/20xx	$50,000		$450,000	$500,000

- Subcapitation Payments, Pharmacy Rebates, Settlements as of 03/31/20xx	None		$450,000	$450,000

Recognized in Qtr Ending 06/30/20xx	$50,450,000	-$	400,000	$50,050,000
In the example, claims incurred in the 12 month ending 06/30/20xx are $50.45 million. This is the amount that would be shown on Report ~~#2S~~19S2 line 30; the Statewide Total Hospital and Medical Expense for the ~~3-~~12 months ended 06/30/20xx. The negative $0.4 million would be reported on line 45 Adjustment for prior period IBNR estimates. This is the effect of the estimation error for the prior year-end IBNR. Such estimation errors are to be expected, since the actual amount of unpaid claims will never exactly match the estimate made earlier.
The sum of the amounts on lines 30 and 45 shall be consistent with the statutory accounting amount of claims recognized as incurred in the period, $50 million in the example above. Any non-claim adjustments for prior periods which are not to be grouped into Line 45, but in line 46, and shall be explained in a note to the reports. A detailed reconciliation of prior period IBNR shall be included on Table 19, Part S3.
Line 46 — Non-claim adjustments for prior periods.
Line 47 — Net Income (Loss)—Operation Income (Loss) (line 41) minus Lines 42, 43, 44, 45, and 46.

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Table 21: Maternity Outcome Counts
Submission Due at Each Quarter End
This report provides counts of second and third trimester maternity outcomes2 for the current period and year-to-date. Please refer to the report specifications of Table 19: Income Statement by Rate Cell Grouping in the member month section regarding newborn member months relative to this report.
The Contractor will provide counts for the following:
▪	Live births
–	Cesarean Section deliveries

–	Vaginal deliveries
▪	Non-live births
These counts will be reported for the following rate cell groupings and geographic areas:

Rate Cell Grouping	Geographic Area
AFDC/NJCPW/NJ KidCare A	Northern
AFDC/NJCPW/NJ KidCare A	Central
AFDC/NJCPW/NJ KidCare A	Southern
All Other	Statewide
Multiple births should be counted as one maternity outcome.

[2]	Still or live births at or after the thirteenth week of gestation, excluding elective abortions.

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Table 4: Claims Processing Lag Report (Parts A & B)
Submission Due at Each Quarter End
This report is meant to provide a detailed summary of manual and electronic submitted claims that were processed during the quarter.
Table 4A
Use Table 4A, to report manually submitted claims that were processed during the quarterly period. Claims submitted and processed electronically must be reported separately on Table 4B. Manual claims submission shall be processed within 40 days of receipt. Report amounts for each consolidated category of service and total listed in Column 1 in the following columns:
Column 2 — Non-Processed Claims from Prior Quarters — Enter the number of manually submitted claims on-hand that were unprocessed as of the closing date of the last quarterly period. The number shall be the same as was reported in Column 16 of the prior quarterly report.
Column 3 — Claims Received During Quarter—Enter the amount of all manually submitted claims that were received during the quarterly period being reported.
Column 4 — Total Claims — Enter the sum of Columns 2 and 3.
Column 5 — Claims Processed This Quarter — Enter the amount of all manually submitted claims processed (both paid and denied) during the quarterly period being reported. Do not count pended claims.
Column 6 — 01-40 Days — Enter the number of manually submitted claims that were processed (either paid or denied) within 40 days of their receipt. Note: The number of days required to process a claim is calculated by comparing the date the claim was received by the contractor to the date the claim was paid or denied by the contractor (See Article 7.16.5 of the contract for further detail).
Column 7 — Percent of Total — Enter the percentage of manually submitted claims processed within 40 days (Compared to total claims processed. Divide Column 6 by Column 5 to arrive at percent.)
Column 8 — 41-60 Days — Enter the number of manually submitted claims that were processed (either paid or denied) between 41-60 days of their receipt.
Column 9 — Percent of Total — Enter the percentage of manually submitted claims processed between 41-60 days (Compared to total claims processed. Divide Column 8 by Column 5 to arrive at percent.)

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Column 10 — 61-90 Days — Enter the number of manually submitted claims that were processed (either paid or denied) between 61-90 days of their receipt.
Column 11 — Percent of Total — Enter the percentage of manually submitted claims processed between 61-90 days (Compared to total claims processed. Divide Column 10 by Column 5 to arrive at percent.).
Column 12—91—120 Days — Enter the number of manually submitted claims that were processed (either paid or denied) between 91-120 days of their receipt.
Column 13 — Percent of Total — Enter the percentage of manually submitted claims processed between 91-120 days of their receipt (Compared to total claims processed. Divide Column 12 by Column 5 to arrive at percent.)
Column 14 — >120 Days — Enter the number of manually submitted claims that were processed (either paid or denied) after 120 days of their receipt.
Column 15 — Percent of Total — Enter the percentage of manually submitted claims processed after 120 days (Compared to total claims processed. Divide Column 14 by Column 5 to arrive at percent.)
Column 16 — Non-processed Claims on Hand at End of Quarter — Enter the number of manually submitted claims on hand that were not processed as of closing date of the last report period. (Should be the difference of Column 4 minus Column 5). Same number should match number of claims entered in Column 2 of next quarter report.
Column 17 — Percent of Claims Not Processed at End of Quarter — Divide Column 16 by Column 4 to arrive at percent.
Table 4B
Use Table 4B to report electronically submitted claims that were processed during the quarterly period. Claims submitted and processed manually must be reported separately on Table 4A. Electronic claims submission shall be processed within 30 days of receipt. Report amounts for each consolidated category of service and total listed in Column 1 in the following columns:
Column 2 — Non-Processed Claims from Prior Quarters — Enter the number of electronically submitted claims on-hand that were unprocessed as of the closing date of the last quarterly period. The number should be the same as was reported in Column 16 of the prior quarterly report.
Column 3 — Claims Received During Quarter— Enter the amount of all electronically submitted claims that were received during the quarterly period being reported.

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Column 4 — Total Claims — Enter the sum of Columns 2 and 3.
Column 5 — Claims Processed This Quarter — Enter the amount of all electronically submitted claims processed (both paid and denied) during the quarterly period being reported. Do not count pended claims.
Column 6 — 01-30 Days — Enter the number of electronically submitted claims that were processed (either paid or denied) within 40 days of their receipt. Note: The number of days required to process a claim is calculated by comparing the date the claim was received by the contractor to the date the claim was paid or denied by the contractor (See Article 7.16.5 of the contract for further detail).
Column 7 — Percent of Total — Enter the percentage of electronically submitted claims processed within 40 days (Compared to total claims processed. Divide Column 6 by Column 5 to arrive at percent.)
Column 8 — 31-60 Days — Enter the number of electronically submitted claims that were processed (either paid or denied) between 41-60 days of their receipt.
Column 9 — Percent of Total — Enter the percentage of electronically submitted claims processed between 41-60 days (Compared to total claims processed. Divide Column 8 by Column 5 to arrive at percent.)
Column 10 — 61-90 Days — Enter the number of electronically submitted claims that were processed (either paid or denied) between 61-90 days of their receipt.
Column 11 — Percent of Total — Enter the percentage of electronically submitted claims processed between 61-90 days (Compared to total claims processed. Divide Column 10 by Column 5 to arrive at percent.)
Column 12—91-120 Days — Enter the number of electronically submitted claims that were processed (either paid or denied) between 91-120 days of their receipt.
Column 13 — Percent of Total — Enter the percentage of electronically submitted claims processed between 91-120 days of their receipt (Compared to total claims processed. Divide Column 12 by Column 5 to arrive at percent.)
Column 14 — >120 Days — Enter the number of electronically submitted claims that were processed (either paid or denied) after 120 days of their receipt.
Column 15 — Percent of Total — Enter the percentage of electronically submitted claims processed after 120 days (Compared to total claims processed. Divide Column 14 by Column 5 to arrive at percent.)

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Column 16 — Non-processed Claims on Hand at End of Quarter — Enter the number of electronically submitted claims on hand that were not processed as of closing date of the last report period. (Should be the difference of Column 4 minus Column 5). Same number should match number of claims entered in Column 2 of next quarter report.
Column 17 — Percent of Claims Not Processed at End of Quarter— Divide Column 16 by Column 4 to arrive at percent.

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Table 7: Stop Loss Summary (Parts A — C)
Submission Due at Each Quarter End
The contractor shall identify reinsurance coverage in effect during the calendar year for the reporting period ending December 31 of each year. For each of the designated eligibility categories, the contractor shall report the total number of enrollees that exceeded the stop-loss threshold and the total net expenditures exceeding the stop-loss threshold during the period.

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Table 10: Third Party Liability and Fraud/Abuse Collections
Submission Due at Each Quarter End
The Contractor shall report quarterly the categories of all third party liability collections and shall include the amounts and nature of all third party payments recovered for Medicaid/ NJ FamilyCare enrollees, including but not limited to, payments for services and conditions which are:
▪	covered through coordination of benefits;

▪	employment related injuries or illnesses;

▪	related to motor vehicle accidents, whether injured as pedestrians, drivers, passengers, or bicyclists; and

▪	contained in diagnosis Codes 800 through 999 (ICD9CM) with the exception of Code 994.6.
The Contractor shall report quarterly all fraud and abuse collections recovered through the Contractor’s Fraud and Abuse (FA) unit for Medicaid/NJ FamilyCare enrollees. The contractor shall report the elimination of provider contracts that resulted from the FA unit investigations.
The Contractor shall note if third party liability collections and fraud and abuse collections are reflected as income or negative claims within Tables 19 and 20.

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Table 11: Utilization and Unit Cost Information (Parts A — B)
Annual Submission Due at September 30 Quarter End
The Contractor shall submit on an annual basis a detailed summary of utilization and unit cost information during the year.
Cost & Utilization by AFDC Rate Cell Grouping
The Contractor shall complete the Excel template labeled “11 A” providing a year-over-year comparison of the current and preceding state fiscal year incurred claims experience. This information will be provided on ~~the first fiscal quarter ending~~the annual supplemental reports ~~(September 30)~~. The information shall include all data with incurred dates through the previous and most recent state fiscal year, with paid data through September 30 (incurred in 12 months, paid in 27 months for previous state fiscal year, and 15 months for recent state fiscal year.) ~~Besides quarter ending September 30, this information is not required for any other quarter ending time periods.~~ Data must reconcile to the consolidated financial submissions.
Cost & Utilization by FamilyCare Rate Cell Grouping
The Contractor shall complete the Excel template labeled “11B” providing a year-over-year comparison of the current and preceding state fiscal year incurred claims experience. This information will be provided on the ~~first fiscal quarter ending~~annual supplemental reports ~~(September 30)~~. The information shall include all data with incurred dates through the previous and most recent state fiscal year, with paid data through September 30 (incurred in 12 months, paid in 27 months for previous state fiscal year, and 15 months for recent state fiscal year.) . ~~Besides quarter ending September 30, this information is not required for any other quarter ending time periods.~~ Data must reconcile to the consolidated financial submissions.
Definitions of key utilization measures are provided in Appendix B.

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Table 14: Supplemental Data (Parts A—C)
Annual Submission Due at September 30 Quarter End
The Contractor shall submit on the fiscal quarter year ending reports (September 30) a detailed summary of administrative and claims expense information during the year. Besides quarter ending September 30, this information is not required for any other quarter ending time periods.
Documentation
The Contractor shall provide with Table 14 a chart of general ledger expense accounts and a crosswalk mapping of these accounts to the reporting manual’s rate cell grouping costs. Detail shall include the following:
▪	account name,
▪	account description,
▪	SFY-end, total year-ending balance,
▪	SFY-end, total year-ending balance allocated to Medicaid/NJ FamilyCare program, and
▪	designation between medical and administrative expense account.
The Contractor shall provide all corporate cost allocation schedules and methodologies for allocated Contractor expenditures and corporate administrative allocations to each line of business. In addition, the Contractor shall provide all allocation schedules and the methodology used to allocate administrative expenditures to general ledger accounts that are not directly chargeable to a specific account. Note: If there are no changes since last year’s submission, the Contractor shall indicate as such and provide no additional information.
Administrative Contracts and Related Party Charges
The Contractor shall provide a copy of all administrative services contracts and management agreements (including price page) delegating administrative functions to a third party, including related or affiliated parties. In addition, the Contractor shall provide all contracts with related or affiliated parties applicable during any part of SFY-end. Note: If there are no changes since last year’s submission, the Contractor shall indicate as such and shall not provide the contracts. If the Contractor does not wish to send contracts, the Contractor shall provide a detailed list of such contracts, the total cost, and the amount charged to Medicaid/NJ FamilyCare program for SFY-end. For each contract the Contractor shall also provide the total cost of the contract and the amount charged to Medicaid/NJ FamilyCare program for SFY-end. This shall include, but not be limited to, the following:
▪	management service agreements,
▪	PBM services agreement,
▪	delegated CM/DM agreements,

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▪	delegated member/provider services agreements,
▪	claims processing agreements,
▪	integrated delivery system agreements,
▪	agreements for the administration of dental, vision, and pharmacy claims and/or benefits, and
▪	any other contract with a related or affiliated party for non-medical services or charges.
Member Month and Income Statement Information
The Contractor shall complete and submit the Excel template labeled “Table 14A-Member Months & Income Statement”.
Administrative Cost Detail
Table 14B is broken out by the various administrative expense components from Table 19. DMAHS recognizes that certain administrative expenses may be under a combination of departmental functions and, consequently, requests that each expense component is broken out to its specific administrative cost category (department) to replicate that which was reported for the SFY-end, Table 19. The Contractor shall reconcile the amount reported per the SFY-end, Table 19, with the information being submitted in Table 14B.
Information for different departments that may be within the organization ~~have~~has been itemized. However, if there are other sectors within the organization, the Contractor shall provide those departments under the available “Department #” and provide a description of the department.
In addition, the Contractor shall provide written explanations of any difference between the total administrative expense from Table 19, and the data entered into Table 14B.
Capitation Arrangements
Depending on the arrangement with providers, a Contractor shall include either the entire portion of the capitation payment in a medical expense line, or it will break out a portion of the capitation amount and report that in an administrative expense line. Examples of services that may be capitated have been provided. However, if there are other capitated services, the Contractor shall include these services on the worksheet. Based upon the above information, the Contractor shall complete Table 14C for each service that the Contractor contracts with providers on a capitated basis.

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Equipment and Systems
The Contractor shall provide a list of nonrecurring equipment and system upgrades during SFY-end and the amount charged in the SFY-end Table 19, and Medicaid/NJ FamilyCare program.
Non-Pharmacy Claim Processing
The Contractor shall provide the following information as it relates to the administration of the Medicaid/NJ FamilyCare program:
▪ If the Contractor outsources any portion of its non-pharmacy claims processing?
–	what components are outsourced and what components are maintained in- house?

–	provide the total cost for outsourced claims processing in SFY-end.

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Appendix A
IBNR Methodology
IBNRs are difficult to estimate because the quantity of service and exact service cost are not always known until claims are actually received. Since medical claims are the major expenses incurred by the Contractors, it is extremely important to accurately identify costs for outstanding unbilled services. To accomplish this, a reliable claims system and a logical IBNR methodology are required.
Selection of the most appropriate system for estimating IBNR claims expense requires judgment based on a Contractor’s own circumstances, characteristics, and the availability and reliability of various data sources. A primary estimation methodology along with supplementary analysis usually produces the most accurate IBNR estimates. Other common elements needed for successful IBNR systems are:
▪	An IBNR system must function as part of the overall financial management and claims system. These systems combine to collect, analyze, and share claims data. They require effective referral, prior authorization, utilization review, and discharge planning functions. Also, the Contractor must have a full accrual accounting system. Full accrual accounting systems help properly identify and record the expense, together with the related liability, for all unpaid and unbilled medical services provided to Contractor members.
▪	An effective IBNR system requires the development of reliable lag tables that identify the length of time between provision of service, receipt of claims, and processing and payment of claims by major provider type (inpatient hospital, physician, pharmacy, and other medical). Reliable claims/cash disbursement systems generally produce most of the necessary data. Lag tables, and the projections developed from them, are most useful when there is sufficient, accurate claims history, which show stable claims lag patterns. Otherwise, the

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tables will need modification, on a pro forma basis, to reflect corrections for known errors or skewed payment patterns. The data included in the lag schedules shall include all information received to date in order to take advantage of all known amounts (i.e., RBUCs and paid claims).
Accurate, complete, and timely claims data shall be monitored, collected, compiled, and evaluated as early as possible. Whenever practical, claims data collection and analysis shall begin before the service is provided (i.e., prior authorization records). This prospective claims data, together with claims data collected as the services are provided, shall be used to identify claims liabilities. Claims data shall also be segregated to permit analysis by major rate code, region/county, and consolidated category of service.
Subcontractor agreements shall clearly state each party’s responsibility for claims/encounter submission, prior notification, authorization, and reimbursement rates. These agreements shall be in writing, clearly understood and followed consistently by each party.
The individual IBNR amounts, once established, shall be monitored for adequacy and adjusted as needed. If IBNR estimates are subsequently found to be significantly inaccurate, analysis shall be performed to determine the reasons for the inaccuracy. Such an analysis shall be used to refine a Contractor’s IBNR methodology if applicable.
There are several different methods that can be used to determine the amount of IBNRs. The Contractor shall employ the one that best meets its needs and accurately estimates its IBNRs. If a Contractor is utilizing a method different from the methods included herein, a detailed description of the process must be submitted to DMAHS for approval. This process may be described in the “Notes to Financial Reports” section. The IBNR methodology used by the Contractor must be evaluated by the Contractor’s independent accountant or actuary for reasonableness.
Case Basis Method
Accruals are based on estimates of individual claims and/or episodes. This method is generally used for those types of claims where the amount of the cost will be large, requiring prior authorization. The final estimated cost could be made after the services have been authorized by the Contractor. For example, if a Contractor knows how many hospital days were authorized for a certain time period, and can incorporate the contracted reimbursement arrangement(s) with the hospital(s), a reasonable estimate should be attainable. This is also the most common and can be the most accurate method for small and medium sized organizations.

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Average Cost Method
As the name suggests, average costs of services are used to estimate total expense. Two primary average cost methods are discussed below. It is important to note that each method may be used by a Contractor to estimate different categories of IBNRs (i.e., hospitalization vs. other medical). Also, either method may be utilized in conjunction with other IBNR methodologies discussed in this document.
PMPM Averages
Under this method the average costs are based on the population of each rate code (or group of homogenous rate codes) over a given time period, in this case one month. The average cost may cover one or more service categories and is multiplied by the number of members in the specific population to estimate the total expense of the service category. Any claims paid are subtracted from the expense estimate that results in the IBNR liability estimate for that service category.
Per Diem or Per Service Averages
Averages for this method are of specific occurrences known by the Contractor at the time of the estimation. Therefore, it is first necessary to know how many hospital days, procedures or visits were authorized as of the date for which the IBNR is being estimated. Again, once the total expense has been estimated, the amount of related paid claims shall be subtracted to get the IBNR liability. This method is primarily used for hospitalization IBNRs as Contractors know the amount of hospital days authorized at any given time.
Lag Tables
Lag tables are used to track historical payment patterns. When a sufficient history exists and a regular claims submission pattern has been established, this methodology can be employed. All Contractors shall use lag information as a validation test for accruals calculated using other methods, if it is not the primary methodology employed. Typically, the information on the schedules is organized according to the month claims are incurred on the horizontal axis and the month claims are paid by the Contractor on the vertical axis.

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Once a number of months becomes “fully developed” (i.e. claims submissions are thought to be complete for the month of service), the information can be utilized to effectively estimate IBNRs. Computing the average period over which claims are submitted historically and applying this information to months that are not yet fully developed does this.

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Appendix B
Key Utilization Definitions
The definitions of key utilization measures are provided below.

TYPE OF
CATEGORY OF		UTILIZATION/
SERVICE MEASURE	MEASURE	PROXY FOR	DEFINITIONS

Inpatient Hospital	Inpatient Hospital Days	Quantity/Days	Days are calculated as follows:

Number of days between Admit and Discharge date (Exclude admit and denied days. Include discharge day). If dates are equal, inpatient day is counted as one (1).

Days counted should be all paid days of service, regardless of year, for each discharge that occurred in the year. If the admission and discharge do not occur in the same year, all days are counted as occurring in the year in which the discharge occurs.

Include data for which you are both the primary payor and the secondary payor.

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TYPE OF
CATEGORY OF		UTILIZATION/
SERVICE MEASURE	MEASURE	PROXY FOR	DEFINITIONS

Primary Care Services	Primary Care Visits	Quantity/Services	A visit is defined as one or more professional contacts between a patient and unique service provider on a unique date of service.

Physician Specialty Services	Physician Specialty Visits	Quantity/Services	A visit is defined as one or more professional contacts between a patient and a unique service provider on a unique date of service.

Emergency Room	Emergency Room Visits	Quantity/Services	This measure summarizes utilization of Emergency Department Visits and Observation Room Stays that result in discharge. Observation and/or Emergency Room Stays resulting in an inpatient admission should not be counted on this report.

Each visit to an Emergency Department that does not result in an admission should be counted once, regardless of the intensity of care required during the stay or the length of stay. Patients admitted to the hospital from the Emergency Department should not be included in counts of visits. Visits to urgent care centers should be counted.

Dental	Dental Visits	Claim Count/Visits	A visit is defined as one or more professional contacts between a patient and a unique service provider on a unique date of service.

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TYPE OF
CATEGORY OF		UTILIZATION/
SERVICE MEASURE	MEASURE	PROXY FOR	DEFINITIONS

Pharmacy	Prescriptions	Claim Count/Prescriptions	A prescription is defined as one fill of a prescription that is filled by a pharmacist based on the written order to supply a particular medication for a specific patient with instructions for its use.

Outpatient Facility	Outpatient Facility Visits	Quantity/Services	A visit is defined as one or more professional contacts between a patient and a unique service provider on a unique date of service.

The visit can be to a free standing or a hospital outpatient department.

DME/Medical Supplies & Orthotics/Prosthetics	DME/Medical Supplies & Orthotics/Prosthetics Units	Claim Count/Claims	A unit is counted as one for each unique claim.

Home Health Care	Home Health Care Services	Quantity/Services	A service is defined as one or more professional contacts between a patient and a unique service provider on a unique date of service.

Laboratory & Radiology	Laboratory & Radiology Units	Claim Count/Claims	A unit is counted as one for each unique claim.

Transportation	Transportation Units	Claim Count/Transports	A unit is counted as one for each unique claim. Round trip transportation is considered one unit.

All Other Practitioners and Services	All Other Practitioner and Services	Quantity/Services	A service is defined as one or more professional contacts between a patient and a unique service provider on a unique date of service.

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Appendix C
Managed Care Category of Service Codes
The definitions of managed care category of service codes are defined in a matrix in the contract.

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Appendix D
Report Forms
12-Month Period End Reports Due Each Quarter
This section includes copies of the forms to be completed electronically by the Contractor for each quarter end.
▪	Certification Statement at Each Quarter End
▪	Table 4: Claims Processing Lag Report
–	Part A: Claims Processing Lag Report for Manually Submitted Claims

–	Part B: Claims Processing Lag Report for Electronically Submitted Claims
▪	Table 7: Stop Loss Summary

▪	Table 10: Third Party Liability Collections

▪	~~Table 11: Utilization and Unit Cost Information~~

▪	~~Table 14: Supplemental Data~~

▪	Table 19: Income Statement by Rate Cell Grouping for Twelve Month-End ~~and SFY End at June 30 with paid runout through September 30~~
–	PartA-R2, ~~U, V~~

–	Part S2: All Rate Cell Groupings for current 12 months — Statewide

–	Part S3: Reconciliations

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–	Part T: Non-State Plan Services
▪	Table 20: Lag Report
–	Part A: Lag Report for Inpatient Hospital Payments ~~Excluding MCSA Populations~~

–	Part B: Lag Report for Physician Payments ~~Excluding MCSA Populations~~

–	Part C: Lag Report for Pharmacy Payments ~~Excluding MCSA Populations~~

–	Part D: Lag Report for Other Medical Payments ~~Excluding MCSA Populations~~

–	~~Part E: Lag Report for MCSA Populations~~

▪	Table 21: Maternity Outcome Counts

▪	Notes to Financial Reports
Annual Supplemental Reports Due
This section includes copies of the forms to be completed electronically by the Contractor for each September 30 quarter end.
▪	Certification Statement at Each September 30 Quarter End

▪	Table 11: Utilization and Unit Cost Information

▪	Table 14: Supplemental Data

▪	Table 19: Income Statement by Rate Cell Grouping for SFY- End at June 30 with paid runout through September 30
–	Part A-R2, ~~U, V~~

–	Part S3: Reconciliations
▪	Table 20: Lag Report
–	Part A: Lag Report for Inpatient Hospital Payments ~~Excluding MCSA Populations~~

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–	Part B: Lag Report for Physician Payments ~~Excluding MCSA Populations~~

–	Part C: Lag Report for Pharmacy Payments ~~Excluding MCSA Populations~~

–	Part D: Lag Report for Other Medical Payments
▪	General Ledger for period ending June 30 ~~Excluding MCSA Populations –Part E: Lag Report for MCSA Populations~~

▪	Notes to Financial Reports

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Appendix E
Certification Statement at Each Quarter End
The Certification Statement is located on the following pages.
The Certification Statement shall be submitted quarterly to David Moran, the Director, HMO Financial Reporting, on the same due dates as required in the General Instructions.
Certification Statement — Annual Reports
The Certification Statement is located on the following pages.
A Certification Statement shall be submitted annually to David Moran, the Director, HMO Financial Reporting, -on the same due dates as required in the General Instructions.

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CERTIFICATION STATEMENT AT EACH QUARTER END
OF

(Contractor Name)
TO THE
NEW JERSEY DEPARTMENT OF HUMAN SERVICES
DIVISION OF MEDICAL ASSISTANCE AND HEALTH SERVICES
FOR THE PERIOD ENDED

(Month/Day/Year)

Name of Preparer

Title

Phone Number

Please check which tables are included with this packet:

~~0~~ Table 4	~~0~~ Table 19A-R, S2, S3~~1~~	~~0~~ Notes ~~0 Table 20~~
~~0~~ Table 7	~~0~~ Table 20 A-~~DE14~~	~~0 Table 21~~
~~0~~ Table 10	~~0~~ Table 21~~19~~
I hereby attest that the information submitted in the tables herein is current, complete and accurate to the best of my knowledge. I understand that whoever knowingly and willfully makes or causes to be made a false statement or representation on the tables may be prosecuted under applicable state laws. In addition, knowingly and willfully failing to fully and accurately disclose the information requested may result in denial of a request to participate, or where the entity already participates, a termination of a Contractor’s agreement or contract with DMAHS.

Date	Chief Financial Officer	Signature

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CERTIFICATION STATEMENT AT EACH SEPTEMBER 30 QUARTER END
OF

(Contractor Name)
TO THE
NEW JERSEY DEPARTMENT OF HUMAN SERVICES
DIVISION OF MEDICAL ASSISTANCE AND HEALTH SERVICES
FOR THE PERIOD ENDED

(Month/Day/Year)

Name of Preparer

Title

Phone Number

Please check which tables are included with this packet:

~~0~~ Table 11 A	~~0~~ Table 14 B	~~0~~ Table 20 A-D~~E~~
~~0~~ Table 11 B	~~0~~ Table 14 C	~~0~~ GL at 06/30
~~0~~ Table 14 A	~~0~~ Table 19A-R, S3	~~0~~ Notes
I hereby attest that the information submitted in the tables herein is current, complete and accurate to the best of my knowledge. I understand that whoever knowingly and willfully makes or causes to be made a false statement or representation on the tables may be prosecuted under applicable state laws. In addition, knowingly and willfully failing to fully and accurately disclose the information requested may result in denial of a request to participate, or where the entity already participates, a termination of a Contractor’s agreement or contract with DMAHS.

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Date	Chief Financial Officer	Signature

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NOTES TO FINANCIAL REPORTS
Any notes or further explanations of any items contained in any of the reports or in the reporting of financial disclosures are to be noted here. Appropriate references and attachments are to be used as necessary. Space is provided below or you may use a separate page as necessary.

Date Effective: July 1, 2007~~6~~	51

FOR MEDICAID/FAMILYCARE
MANAGED CARE REPORTING ONLY

FOR THE TWELVE MONTHS ENDING ________
As of ________ FOR ________________
(HMO Name)

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)	(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)	(21)	(22)	(23)
		. . . Month in Which Service Provided . . .																				
Line	Month of Payment	Current Month	1st Prior Month	2nd Prior Month	3rd Prior Month	4th Prior Month	5th Prior Month	6th Prior Month	7th Prior Month	8th Prior Month	9th Prior Month	10th Prior Month	11th Prior Month	12th Prior Month	13th Prior Month	14th Prior Month	15th Prior Month	16th Prior Month	17th Prior Month	18th Prior Month	19th Prior Month	20th Prior Month
1	Current Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
2	1st Prior Month		$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
3	2nd Prior Month			$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
4	3rd Prior Month				$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
5	4th Prior Month					$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
6	5th Prior Month						$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
7	6th Prior Month							$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
8	7th Prior Month								$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
9	8th Prior Month									$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
10	9th Prior Month										$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
11	10th Prior Month											$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
12	11th Prior Month												$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
13	12th Prior Month													$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
14	13th Prior Month														$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
15	14th Prior Month															$ -	$ -	$ -	$ -	$ -	$ -	$ -
16	15th Prior Month																$ -	$ -	$ -	$ -	$ -	$ -
17	16th Prior Month																	$ -	$ -	$ -	$ -	$ -
18	17th Prior Month																		$ -	$ -	$ -	$ -
19	18th Prior Month																			$ -	$ -	$ -
20	19th Prior Month																				$ -	$ -
21	20th Prior Month																					$ -
22	21st Prior Month																					
23	22nd Prior Month																					
24	23rd Prior Month																					
25	24th Prior Month																					
26	25th Prior Month																					
27	26th Prior Month																					
28	27th Prior Month																					
29	28th Prior Month																					
30	29th Prior Month																					
31	30th Prior Month																					
32	31st Prior Month																					
33	32nd Prior Month																					
34	33rd Prior Month																					
35	34th Prior Month																					
36	35th Prior Month																					
37	Months Before 35th Prior Month																					
38	Total Claim Payments (Total lines 1 through 37)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
39	Subrogation Payments	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
40	Pharmacy Rebates																					
41	Settlements [1]	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
42	Sum of Claims, Subrogation Payments and Settlements (38+39+41)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
43	Current Estimate of Remaining Liability (Incurred but not Reported Claims)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
44	Total Incurred Claims (42+43)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

$ -	Cells with this lighter shading are amounts first reported this twelve-month period, amounts restated this twelve-month period, or lines which depend (in whole or in part) on such amounts.
$ -	Cells with this darker shading are amounts initially reported in a prior twelve-month period that appear again, but in a different location on the spreadsheet. If cells change from the prior period's submission, include an explanation in the "Notes" tab.
	Cells with this shading are not to be filled out.

Notes: 1 - Settlements that could not be reflected in the paid claims above.

Table #20 – Part A – Lag Report

FOR MEDICAID [illegible]
MANAGED CARE REPORTING ONLY

(1)	(2)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)	(32)	(33)	(34)	(35)	(36)	(37)	(38)	(39)	(40)
Line	Month of Payment	21st Prior Month	22nd Prior Month	23rd Prior Month	24th Prior Month	25th Prior Month	26th Prior Month	27th Prior Month	28th Prior Month	29th Prior Month	30th Prior Month	31st Prior Month	32nd Prior Month	33rd Prior Month	34th Prior Month	35th Prior Month	Months Before 35th Prior Month	Total Paid by Month
1	Current Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
2	1st Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
3	2nd Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
4	3rd Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
5	4th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
6	5th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
7	6th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
8	7th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
9	8th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
10	9th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
11	10th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
12	11th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
13	12th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
14	13th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
15	14th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
16	15th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
17	16th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
18	17th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
19	18th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
20	19th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
21	20th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
22	21st Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
23	22nd Prior Month		$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
24	23rd Prior Month			$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
25	24th Prior Month				$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
26	25th Prior Month					$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
27	26th Prior Month						$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
28	27th Prior Month							$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
29	28th Prior Month								$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
30	29th Prior Month									$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
31	30th Prior Month										$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
32	31st Prior Month											$ -	$ -	$ -	$ -	$ -	$ -	$ -
33	32nd Prior Month												$ -	$ -	$ -	$ -	$ -	$ -
34	33rd Prior Month													$ -	$ -	$ -	$ -	$ -
35	34th Prior Month														$ -	$ -	$ -	$ -
36	35th Prior Month															$ -	$ -	$ -
37	Months Before 35th Prior Month																$ -	$ -
38	Total Claim Payments (Total lines 1 through 37)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
39	Subrogation Payments	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
40	Pharmacy Rebates																	
41	Settlements [1]	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
42	Sum of Claims, Subrogation Payments and Settlements (38+39+41)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
43	Current Estimate of Remaining Liability (Incurred but not Reported Claims)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
44	Total Incurred Claims (42+43)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

FOR MEDICAID/FAMILYCARE
MANAGED CARE REPORTING ONLY

FOR THE TWELVE MONTHS ENDING ________
As of ________ FOR ____________
(HMO Name)

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)	(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)	(21)	(22)	(23)
		… Month in Which Service Provided …																				
Line	Month of Payment	Current Month	1st Prior Month	2nd Prior Month	3rd Prior Month	4th Prior Month	5th Prior Month	6th Prior Month	7th Prior Month	8th Prior Month	9th Prior Month	10th Prior Month	11th Prior Month	12th Prior Month	13th Prior Month	14th Prior Month	15th Prior Month	16th Prior Month	17th Prior Month	18th Prior Month	19th Prior Month	20th Prior Month
1	Current Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
2	1st Prior Month		$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
3	2nd Prior Month			$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
4	3rd Prior Month				$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
5	4th Prior Month					$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
6	5th Prior Month						$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
7	6th Prior Month							$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
8	7th Prior Month								$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
9	8th Prior Month									$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
10	9th Prior Month										$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
11	10th Prior Month											$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
12	11th Prior Month												$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
13	12th Prior Month													$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
14	13th Prior Month														$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
15	14th Prior Month															$ -	$ -	$ -	$ -	$ -	$ -	$ -
16	15th Prior Month																$ -	$ -	$ -	$ -	$ -	$ -
17	16th Prior Month																	$ -	$ -	$ -	$ -	$ -
18	17th Prior Month																		$ -	$ -	$ -	$ -
19	18th Prior Month																			$ -	$ -	$ -
20	19th Prior Month																				$ -	$ -
21	20th Prior Month																					$ -
22	21st Prior Month																					
23	22nd Prior Month																					
24	23rd Prior Month																					
25	24th Prior Month																					
26	25th Prior Month																					
27	26th Prior Month																					
28	27th Prior Month																					
29	28th Prior Month																					
30	29th Prior Month																					
31	30th Prior Month																					
32	31st Prior Month																					
33	32nd Prior Month																					
34	33rd Prior Month																					
35	34th Prior Month																					
36	35th Prior Month																					
37	Months Before 35th Prior Month																					
38	Total Claim Payments (Total lines 1 through 37)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
39	Subrogation Payments	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
40	Pharmacy Rebates																					
41	Settlements [1]	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
42	Sum of Claims, Subrogation Payments and Settlements (38+39+41)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
43	Current Estimate of Remaining Liability (Incurred but not Reported Claims)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
44	Total Incurred Claims (42+43)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

$ - Cells with this lighter shading are amounts first reported this twelve-month period, amounts restated this twelve-month period, or totals which depend (in whole or in part) on such amounts.
$ - Cells with this darker shading are amounts initially reported in a prior twelve-month period that appear again, but in a different location on the spreadsheet. If cells change from the prior period's submission, include an explanation in the "Notes" tab.
Cells with this shading are not to be filled out.

Notes: 1 - Settlements that could not be reflected in the paid claims above.

Table #20 – Part B – Lag Report

FOR MEDICAID/FAMILYCARE
MANAGED CARE REPORTING ONLY

(1)	(2)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)	(32)	(33)	(34)	(35)	(36)	(37)	(38)	(39)	(40)
Line	Month of Payment	21st Prior Month	22nd Prior Month	23rd Prior Month	24th Prior Month	25th Prior Month	26th Prior Month	27th Prior Month	28th Prior Month	29th Prior Month	30th Prior Month	31st Prior Month	32nd Prior Month	33rd Prior Month	34th Prior Month	35th Prior Month	Months Before 35th Prior Month	Total Paid by Month
1	Current Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
2	1st Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
3	2nd Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
4	3rd Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
5	4th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
6	5th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
7	6th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
8	7th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
9	8th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
10	9th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
11	10th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
12	11th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
13	12th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
14	13th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
15	14th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
16	15th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
17	16th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
18	17th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
19	18th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
20	19th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
21	20th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
22	21st Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
23	22nd Prior Month		$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
24	23rd Prior Month			$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
25	24th Prior Month				$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
26	25th Prior Month					$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
27	26th Prior Month						$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
28	27th Prior Month							$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
29	28th Prior Month								$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
30	29th Prior Month									$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
31	30th Prior Month										$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
32	31st Prior Month											$ -	$ -	$ -	$ -	$ -	$ -	$ -
33	32nd Prior Month												$ -	$ -	$ -	$ -	$ -	$ -
34	33rd Prior Month													$ -	$ -	$ -	$ -	$ -
35	34th Prior Month														$ -	$ -	$ -	$ -
36	35th Prior Month															$ -	$ -	$ -
37	Months Before 35th Prior Month																$ -	$ -
38	Total Claim Payments (Total lines 1 through 37)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
39	Subrogation Payments	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
40	Pharmacy Rebates																	
41	Settlements [5]	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
42	Sum of Claims, Subrogation Payments and Settlements (38+39+41)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
43	Current Estimate of Remaining Liability (Incurred but not Reported Claims)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
44	Total Incurred Claims (42+43)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

FOR MEDICAID/FAMILYCARE MANAGED CARE REPORTING ONLY

FOR THE TWELVE MONTHS ENDING ________
As of ________ FOR ____________
(HMO Name)

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)	(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)	(21)	(22)	(23)
		… Month In Which Service Provided …																				
Line	Month of Payment	Current Month	1st Prior Month	2nd Prior Month	3rd Prior Month	4th Prior Month	5th Prior Month	6th Prior Month	7th Prior Month	8th Prior Month	9th Prior Month	10th Prior Month	11th Prior Month	12th Prior Month	13th Prior Month	14th Prior Month	15th Prior Month	16th Prior Month	17th Prior Month	18th Prior Month	19th Prior Month	20th Prior Month
1	Current Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
2	1st Prior Month		$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
3	2nd Prior Month			$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
4	3rd Prior Month				$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
5	4th Prior Month					$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
6	5th Prior Month						$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
7	6th Prior Month							$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
8	7th Prior Month								$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
9	8th Prior Month									$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
10	9th Prior Month										$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
11	10th Prior Month											$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
12	11th Prior Month												$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
13	12th Prior Month													$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
14	13th Prior Month														$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
15	14th Prior Month															$ -	$ -	$ -	$ -	$ -	$ -	$ -
16	15th Prior Month																$ -	$ -	$ -	$ -	$ -	$ -
17	16th Prior Month																	$ -	$ -	$ -	$ -	$ -
18	17th Prior Month																		$ -	$ -	$ -	$ -
19	18th Prior Month																			$ -	$ -	$ -
20	19th Prior Month																				$ -	$ -
21	20th Prior Month																					$ -
22	21st Prior Month																					
23	22nd Prior Month																					
24	23rd Prior Month																					
25	24th Prior Month																					
26	25th Prior Month																					
27	26th Prior Month																					
28	27th Prior Month																					
29	28th Prior Month																					
30	29th Prior Month																					
31	30th Prior Month																					
32	31st Prior Month																					
33	32nd Prior Month																					
34	33rd Prior Month																					
35	34th Prior Month																					
36	35th Prior Month																					
37	Months Before 35th Prior Month																					
38	Total Claim Payments (Total lines 1 through 37)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
39	Subrogation Payments	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
40	Pharmacy Rebates	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
41	Settlements [1]	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
42	Payments, Rebates and Settlements (38+39+40+41)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
43	Current Estimate of Remaining Liability (Incurred but not Reported Claims)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
44	Total Incurred Claims (42+43)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

$ -	Cells with this lighter shading are amounts that occurred this twelve-month period, amounts restated this twelve-month period, or totals which depend (in whole or in part) on such amounts.
$ -	Cells with this darker shading are amounts initially recorded in a prior twelve-month period that appear again, but in a different location on the spreadsheet. If cells change from the prior period's submission, include an explanation in the "Notes" tab.

Notes: 1 - Settlements that could not be reflected in the paid claims above.

Table #20 – Part C – Lag Report

FOR MEDICAID/FAMILYCARE MANAGED CARE REPORTING ONLY

(1)	(2)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)	(32)	(33)	(34)	(35)	(36)	(37)	(38)	(39)	(40)
Line	Month of Payment	21st Prior Month	22nd Prior Month	23rd Prior Month	24th Prior Month	25th Prior Month	26th Prior Month	27th Prior Month	28th Prior Month	29th Prior Month	30th Prior Month	31st Prior Month	32nd Prior Month	33rd Prior Month	34th Prior Month	35th Prior Month	Months Before 35th Prior Month	Total Paid by Month
1	Current Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
2	1st Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
3	2nd Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
4	3rd Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
5	4th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
6	5th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
7	6th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
8	7th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
9	8th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
10	9th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
11	10th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
12	11th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
13	12th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
14	13th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
15	14th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
16	15th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
17	16th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
18	17th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
19	18th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
20	19th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
21	20th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
22	21st Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
23	22nd Prior Month		$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
24	23rd Prior Month			$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
25	24th Prior Month				$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
26	25th Prior Month					$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
27	26th Prior Month						$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
28	27th Prior Month							$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
29	28th Prior Month								$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
30	29th Prior Month									$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
31	30th Prior Month										$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
32	31st Prior Month											$ -	$ -	$ -	$ -	$ -	$ -	$ -
33	32nd Prior Month												$ -	$ -	$ -	$ -	$ -	$ -
34	33rd Prior Month													$ -	$ -	$ -	$ -	$ -
35	34th Prior Month														$ -	$ -	$ -	$ -
36	35th Prior Month															$ -	$ -	$ -
37	Months Before 35th Prior Month																$ -	$ -
38	Total Claim Payments (Total lines 1 through 37)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
39	Subrogation Payments	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
40	Pharmacy Rebates	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
41	Settlements *	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
42	Payments, Rebates and Settlements (38+39+40+41)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
43	Current Estimate of Remaining Liability (Incurred but not Reported Claims)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
44	Total Incurred Claims (42+43)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

FOR MEDICAID/NJ FAMILYCARE
MANAGED CARE REPORTING ONLY

FOR THE TWELVE MONTHS ENDING ________
As of ________ FOR ________________
(Fund Name)

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)	(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)	(21)	(22)	(23)
		... Month in Which Service Provided ...																				
Line	Month of Payment	Current Month	1st Prior Month	2nd Prior Month	3rd Prior Month	4th Prior Month	5th Prior Month	6th Prior Month	7th Prior Month	8th Prior Month	9th Prior Month	10th Prior Month	11th Prior Month	12th Prior Month	13th Prior Month	14th Prior Month	15th Prior Month	16th Prior Month	17th Prior Month	18th Prior Month	19th Prior Month	20th Prior Month
1	Current Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
2	1st Prior Month		$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
3	2nd Prior Month			$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
4	3rd Prior Month				$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
5	4th Prior Month					$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
6	5th Prior Month						$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
7	6th Prior Month							$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
8	7th Prior Month								$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
9	8th Prior Month									$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
10	9th Prior Month										$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
11	10th Prior Month											$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
12	11th Prior Month												$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
13	12th Prior Month													$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
14	13th Prior Month														$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
15	14th Prior Month															$ -	$ -	$ -	$ -	$ -	$ -	$ -
16	15th Prior Month																$ -	$ -	$ -	$ -	$ -	$ -
17	16th Prior Month																	$ -	$ -	$ -	$ -	$ -
18	17th Prior Month																		$ -	$ -	$ -	$ -
19	18th Prior Month																			$ -	$ -	$ -
20	19th Prior Month																				$ -	$ -
21	20th Prior Month																					$ -
22	21st Prior Month																					
23	22nd Prior Month																					
24	23rd Prior Month																					
25	24th Prior Month																					
26	25th Prior Month																					
27	26th Prior Month																					
28	27th Prior Month																					
29	28th Prior Month																					
30	29th Prior Month																					
31	30th Prior Month																					
32	31st Prior Month																					
33	32nd Prior Month																					
34	33rd Prior Month																					
35	34th Prior Month																					
36	35th Prior Month																					
37	Months Before 35th Prior Month																					
38	Total Claim Payments (Total lines 1 through 37)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
39	Subrogation Payments	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
40	Pharmacy Rebates	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -									
41	Settlements [1]	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
42	Sum of Claims, Subrogation Payments and Settlements (38+39+41)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
43	Current Estimate of Remaining Liability (Incurred but not Reported Claims)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
44	Total Incurred Claims (42+43)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

$ - Cells with this lighter shading are amounts that reported this twelve-month period, amounts restated this twelve-month period, or totals which depend (in whole or in part) on such amounts.
$ - Cells with this darker shading are amounts initially reported in a prior twelve-month period that appear again, but in a different location on the spreadsheet. If cells change from the prior period's submission, include an explanation in the "Notes" tab.
Cells with this shading are not to be filled out.

Notes: 1 - Settlements that would not be reflected in the paid claims above.

Table #20 – Part D – Lag Report

FOR MEDICAID/FAMILYCARE MANAGED CARE REPORTING ONLY

(1)	(2)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)	(32)	(33)	(34)	(35)	(36)	(37)	(38)	(39)	(40)
Line	Month of Payment	21st Prior Month	22nd Prior Month	23rd Prior Month	24th Prior Month	25th Prior Month	26th Prior Month	27th Prior Month	28th Prior Month	29th Prior Month	30th Prior Month	31st Prior Month	32nd Prior Month	33rd Prior Month	34th Prior Month	35th Prior Month	Months Before 35th Prior Month	Total Paid by Month
1	Current Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
2	1st Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
3	2nd Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
4	3rd Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
5	4th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
6	5th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
7	6th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
8	7th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
9	8th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
10	9th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
11	10th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
12	11th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
13	12th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
14	13th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
15	14th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
16	15th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
17	16th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
18	17th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
19	18th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
20	19th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
21	20th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
22	21st Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
23	22nd Prior Month		$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
24	23rd Prior Month			$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
25	24th Prior Month				$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
26	25th Prior Month					$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
27	26th Prior Month						$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
28	27th Prior Month							$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
29	28th Prior Month								$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
30	29th Prior Month									$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
31	30th Prior Month										$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
32	31st Prior Month											$ -	$ -	$ -	$ -	$ -	$ -	$ -
33	32nd Prior Month												$ -	$ -	$ -	$ -	$ -	$ -
34	33rd Prior Month													$ -	$ -	$ -	$ -	$ -
35	34th Prior Month														$ -	$ -	$ -	$ -
36	35th Prior Month															$ -	$ -	$ -
37	Months Before 35th Prior Month																$ -	$ -
38	Total Claim Payments (Total lines 1 through 37)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
39	Subrogation Payments	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
40	Pharmacy Rebates																	
41	Settlements [1]	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
42	Sum of Claims, Subrogation Payments and Settlements (38+39+41)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
43	Current Estimate of Remaining Liability (Incurred but not Reported Claims)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
44	Total Incurred Claims (42+43)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

FOR MEDICAID/NJ FAMILYCARE
MANAGED CARE REPORTING ONLY
Table #19 — Part S3 — Income Statement by Rate Cell Grouping
Reconciliations

FOR THE SFY ENDING 6-30-07	FOR

(HMO Name)
Revenue Reconciliation

						HIV /AIDS -Blood
Only 5 rows provided				Capitation	Maternity	Products	EPSDT
(insert additional row if needed)		Date	Cheek #	Premiums	Reimbursement	Reimbursement	Premiums
1		01/00/00	00000	$ —	$ —	$ —	$ —
2		01/00/00	00000	$ —	$ —	$ —	$ —
3		01/00/00	00000	$ —	$ —	$ —	$ —
4		01/00/00	00000	$ —	$ —	$ —	$ —
5		01/00/00	00000	$ —	$ —	$ —	$ —
6	Totals Received from the State			$ —	$ —	$ —	$ —
7	Unearned Premiums			$ —	$ —	$ —	$ —
8	Change In Receivables / Unearned Premiums
9	Other
10	Total Premiums Reconciled to 19 S-2			$ —	$ —	$ —	$ —

Notes:

$ Cells with this shading are calculated fields and are not to be filled out.

1- Detail any differences In the “Notes” section.

FOR MEDICAID/NJ FAMILYCARE
MANAGED
CARE REPORTING ONLY
Table #19 — Part S3 — Income Statement by Rate Cell Grouping
Reconciliations

FOR THE SFY ENDING 6-30-07	FOR

(HMO Name)
Lag Triangle and Income Statement Reconciliation for Twelve Month End

				Twelvemonth			Twelve month			Twelve-Month
	Lag Report	Table #19 - Parts S1& $2		Paid Claim			IBNR & RBUC			Total $
Lag					Table #19 - Part			Table #19 - Part			Table #19 - Part
Report #	Medical Cost Grouping	Line #	Consolidated Category of Service	Lag Report	S2	Difference[1]	Lag Report	S2	Difference[1]	Lag Report	S2	Difference[1]

Table #20	Inpatient Hospital	9	Inpatient Hospital	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
- Part A
Table #20	Physician	10	Primary Care	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
- Part B		11	Physician Specially Services
Table #20	Pharmacy	18	Pharmacy (not to include Reimbursable HIV/AIDS)	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
-Part C		19	Reimbursable HIV/AIDS Drugs and Blood Products)
		12	Outpatient Hospital (excludes ER)
		13	Other Professional Services
		14	Emergency Room
		15	DMB/Medical Supplies
		16	Prosthetics & Orthotics
		17	Covered Dental
Table #20	Other	20	Home Health, Hospice, & PDN
- Part D		21	Transportation	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
		22	Lab & X-ray
		23	Vision Care including Eyeglasses
		24	Mental Health/Substance Abuse
		26	EPSDT Medical & PDN
		27	EPSDT Dental -EPD
		28	Family Planning
		29	Other Medical

	Total	30	Total	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —

Notes:

$ Cells with this shading are calculated fields and are not to be filled out.

1 - Detail any differences In the “Notes” section.

FOR MEDICAID/NJ FAMILYCARE
MANAGED CARE REPORTING ONLY
Table #19 — Part S3 — Income Statement by Rate Cell Grouping
Reconciliations

FOR THE SFY ENDING 6-30-07	FOR

(HMO Name)
Prior Period IBNR Reconciliation for Twelve Month End

Incurred in Twelve Months Prior to
1 Claims Paid in Most Recent Twelve Month End	$—
2 + IBNR as of Most Recent Twelve Months (line 43 of #2A-D lag triangles)	$—
3 - IBNR as of Prior Twelve Month End	$—
4 + Subcapitation Payments, Pharmacy Rebates, Settlements as of Most Recent. Twelve Months (lines 39+40+41 of #20A-D lag triangles)	$—
5 - Subcapitation Payments, Pharmacy Rebates, Settlements as of Prior Twelve Month End	$—
6 Prior Period IBNR Adjustment for Twelve Month End (lines 1+2-3+4-5)	$—
7 Table #19 - Parts S2 Adjustment for prior period IBNR estimates (line 45 of Table # 19S2)	$—
8 Difference (lines 6-7)	$—

Notes:

$	Cells with this shading are calculated fields and are not to be filled out.

1 - Detail any differences in the “Notes” section.

FOR MEDICAID/NJ FAMILYCARE
MANAGED CARE REPORTING ONLY

	COA	Laboratory & Radiology					
		Previous SFY-end @ 09/30 Member Months	Previous SFY-end @ 09/30 Incurred $	Previous SFY-end @ 09/30 Units	Current SFY-end @ 09/30 Member Months	Current SFY-end @ 09/30 Incurred $	Current SFY-end @ 09/30 Units
1	AFDC / KidCare A / FamilyCare Children / DYFS, < 2 M&F, Northern	-	$ -	-	-	$ -	-
2	AFDC / KidCare A / FamilyCare Children / DYFS, 2-20.99 M&F, Northern	-	$ -	-	-	$ -	-
3	AFDC, NJCPW, 21 - 44.99 Female, Northern	-	$ -	-	-	$ -	-
4	AFDC, 21 - 44.99 Male, Northern	-	$ -	-	-	$ -	-
5	AFDC, NJCPW, 45+ M&F, Northern	-	$ -	-	-	$ -	-
Subtotal	AFDC/NJCPW/NJ KidCare A Northern	-	$ -	-	-	$ -	-
6	AFDC / KidCare A / FamilyCare Children / DYFS, < 2 M&F, Central	-	$ -	-	-	$ -	-
7	AFDC / KidCare A / FamilyCare Children / DYFS, 2-20.99 M&F, Central	-	$ -	-	-	$ -	-
8	AFDC, NJCPW, 21 - 44.99 Female, Central	-	$ -	-	-	$ -	-
9	AFDC, 21 - 44.99 Male, Central	-	$ -	-	-	$ -	-
10	AFDC, NJCPW, 45+ M&F, Central	-	$ -	-	-	$ -	-
Subtotal	AFDC/NJCPW/NJ KidCare A Central	-	$ -	-	-	$ -	-
11	AFDC / KidCare A / FamilyCare Children / DYFS, < 2 M&F, Southern	-	$ -	-	-	$ -	-
12	AFDC / KidCare A / FamilyCare Children / DYFS, 2-20.99 M&F, Southern	-	$ -	-	-	$ -	-
13	AFDC, NJCPW, 21 - 44.99 Female, Southern	-	$ -	-	-	$ -	-
14	AFDC, 21 - 44.99 Male, Southern	-	$ -	-	-	$ -	-
15	AFDC, NJCPW, 45+ M&F, Southern	-	$ -	-	-	$ -	-
Subtotal	AFDC/NJCPW/NJ KidCare A Southern	-	$ -	-	-	$ -	-

	COA	Transportation					
		Previous SFY-end @ 09/30 Member Months	Previous SFY-end @ 09/30 Incurred $	Previous SFY-end @ 09/30 Units	Current SFY-end @ 09/30 Member Months	Current SFY-end @ 09/30 Incurred $	Current SFY-end @ 09/30 Units
1	AFDC / KidCare A / FamilyCare Children / DYFS, < 2 M&F, Northern	-	$ -	-	-	$ -	-
2	AFDC / KidCare A / FamilyCare Children / DYFS, 2-20.99 M&F, Northern	-	$ -	-	-	$ -	-
3	AFDC, NJCPW, 21 - 44.99 Female, Northern	-	$ -	-	-	$ -	-
4	AFDC, 21 - 44.99 Male, Northern	-	$ -	-	-	$ -	-
5	AFDC, NJCPW, 45+ M&F, Northern	-	$ -	-	-	$ -	-
Subtotal	AFDC/NJCPW/NJ KidCare A Northern	-	$ -	-	-	$ -	-
6	AFDC / KidCare A / FamilyCare Children / DYFS, < 2 M&F, Central	-	$ -	-	-	$ -	-
7	AFDC / KidCare A / FamilyCare Children / DYFS, 2-20.99 M&F, Central	-	$ -	-	-	$ -	-
8	AFDC, NJCPW, 21 - 44.99 Female, Central	-	$ -	-	-	$ -	-
9	AFDC, 21 - 44.99 Male, Central	-	$ -	-	-	$ -	-
10	AFDC, NJCPW, 45+ M&F, Central	-	$ -	-	-	$ -	-
Subtotal	AFDC/NJCPW/NJ KidCare A Central	-	$ -	-	-	$ -	-
11	AFDC / KidCare A / FamilyCare Children / DYFS, < 2 M&F, Southern	-	$ -	-	-	$ -	-
12	AFDC / KidCare A / FamilyCare Children / DYFS, 2-20.99 M&F, Southern	-	$ -	-	-	$ -	-
13	AFDC, NJCPW, 21 - 44.99 Female, Southern	-	$ -	-	-	$ -	-
14	AFDC, 21 - 44.99 Male, Southern	-	$ -	-	-	$ -	-
15	AFDC, NJCPW, 45+ M&F, Southern	-	$ -	-	-	$ -	-
Subtotal	AFDC/NJCPW/NJ KidCare A Southern	-	$ -	-	-	$ -	-

	COA	All Other Practitioners and Services					
		Previous SFY-end @ 09/30 Member Months	Previous SFY-end @ 09/30 Incurred $	Previous SFY-end @ 09/30 Services	Current SFY-end @ 09/30 Member Months	Current SFY-end @ 09/30 Incurred $	Current SFY-end @ 09/30 Services
1	AFDC / KidCare A / FamilyCare Children / DYFS, < 2 M&F, Northern	-	$ -	-	-	$ -	-
2	AFDC / KidCare A / FamilyCare Children / DYFS, 2-20.99 M&F, Northern	-	$ -	-	-	$ -	-
3	AFDC, NJCPW, 21 - 44.99 Female, Northern	-	$ -	-	-	$ -	-
4	AFDC, 21 - 44.99 Male, Northern	-	$ -	-	-	$ -	-
5	AFDC, NJCPW, 45+ M&F, Northern	-	$ -	-	-	$ -	-
Subtotal	AFDC/NJCPW/NJ KidCare A Northern	-	$ -	-	-	$ -	-
6	AFDC / KidCare A / FamilyCare Children / DYFS, < 2 M&F, Central	-	$ -	-	-	$ -	-
7	AFDC / KidCare A / FamilyCare Children / DYFS, 2-20.99 M&F, Central	-	$ -	-	-	$ -	-
8	AFDC, NJCPW, 21 - 44.99 Female, Central	-	$ -	-	-	$ -	-
9	AFDC, 21 - 44.99 Male, Central	-	$ -	-	-	$ -	-
10	AFDC, NJCPW, 45+ M&F, Central	-	$ -	-	-	$ -	-
Subtotal	AFDC/NJCPW/NJ KidCare A Central	-	$ -	-	-	$ -	-
11	AFDC / KidCare A / FamilyCare Children / DYFS, < 2 M&F, Southern	-	$ -	-	-	$ -	-
12	AFDC / KidCare A / FamilyCare Children / DYFS, 2-20.99 M&F, Southern	-	$ -	-	-	$ -	-
13	AFDC, NJCPW, 21 - 44.99 Female, Southern	-	$ -	-	-	$ -	-
14	AFDC, 21 - 44.99 Male, Southern	-	$ -	-	-	$ -	-
15	AFDC, NJCPW, 45+ M&F, Southern	-	$ -	-	-	$ -	-
Subtotal	AFDC/NJCPW/NJ KidCare A Southern	-	$ -	-	-	$ -	-

Reconciliations to Table 19 A - C	Rate Cell Total	Report Totals	Difference
AFDC Northern Table 19 Rate Cell A Total Medical Expense			
AFDC Central Table 19 Rate Cell B Total Medical Expense			
AFDC Southern Table 19 Rate Cell C Total Medical Expense			
Totals

FOR MEDICAID/NJ FAMILYCARE
MANAGED CARE REPORTING ONLY
Table #11A — Cost & Utilization by AFDC Rate Cell Grouping
For Inpatient Hospital, Primary Care Services, Physician Specialty Services, Emergency Room, Dental, Pharmacy (not to include Reimbursable HIV/AIDS Drugs and Blood Products), Outpatient Facility, D Supplies, Home Health Care, Laboratory and Radiology, Transportation, and All Other Practitioners & Services

FOR THE STATE FISCAL-ENDING AT 09/30:

(HMO Name)

FOR MEDICAID/NJ FAMILYCARE
MANAGED CARE REPORTING ONLY
Table #11A — Cost & Utilization by AFDC Rate Cell Grouping
For Inpatisnt Hospital, Primary Care Services, Physician Specialty Services, Emergency Room, Dental, Pharmacy (not to include Reimbursable HIV/AIDS Drugs and Blood Products), Outpatient Facility, D Supplies, Home Health Care, Laboratory and Radiology, Transportation, and All Other Practitioners & Services

FOR THE STATE FISCAL-ENDING AT 09/30:

(HMO Name)
Notes:

1.	This will be used for AFDC allocation in capitation rates.
2.	COS from Financials	COS from this Submission
	Inpatient Hospital	Inpatient Hospital
	Primary Care	Primary Care Services
	Physician Specialty Services	Physician Specialty Services
	Outpatient Hospital	Outpatient Facility
	Other Professional Services	All Other Practitioners and Services
	Emergency Room	Emergency Room
	DME/Medical Supplies	DME/Medical Supplies & Orthotics/Prosthetics
	Prosthetics & Orthotics	DME/Medical Supplies & Orthotics/Prosthetics
	Dental	Dental
	Pharmacy	Pharmacy
	Home Health Care	Home Health Care
	Transportation	Transportation
	Lab & X-ray	Laboratory & Radiology
	Vision Care	All Other Practitioners and Services
	Menial Health/Substance Abuse	All Other Practitioners and Services
	Other Medical	All Other Practitioners and Services

FOR MEDICAID/NJ FAMILYCARE
MANAGED CARE REPORTING ONLY
Table #11B- Cost — Utilization by FamilyCare Parents Rate Cell Grouping
For Inpatient Hospital, Primary Can Services, Physician Specialty Services, Emergency Room, Dental, Pharmacy (not to Include Reimbursable HIV/AIDS Drugs and Blood Products), Outpatient Facility, DME/Medical Supplies, Home Health Care, Laboratory and Radiology, Transportation, and All Other Practitioners & Services

FOR THE STATE FISCAL-ENDING AT 09/30:

(HMO Name)

Transportation
		Previous	Previous	Previous	Current	Current	Current
		SFY-and @ 09/30	SFY-and @ 09/30	SFY-and @ 09/30	SFY-and @ 09/30	SFY-and @ 09/30	SFY-and @ 09/30
	COA	Member Months	Incurred $	Units	Member Months	Incurred $	Units
1	FamilyCare Parents/Adults 21-44.99 M	—	$—	—	—	$—	—
2	FamilyCare Parents/Adults 21-44.99 F	—	$—	—	—	$—	—
3	FamilyCare Parents/Adults 45+ M&F	—	$—	—	—	$—	—
Subtotal	FamilyCare Parents/Adults	—	$—	—	—	$—	—

All Other Presentation and Services
		Previous	Previous	Previous	Current	Current	Current
		SFY-and @ 09/30	SFY-and @ 09/30	SFY-and @ 09/30	SFY-and @ 09/30	SFY-and @ 09/30	SFY-and @ 09/30
	COA	Member Months	Incurred $	Services	Member Months	Incurred $	Services
1	FamilyCare Parents/Adults 21-44.99 M	—	$—	—	—	$—	—
2	FamilyCare Parents/Adults 21-44.99 F	—	$—	—	—	$—	—
3	FamilyCare Parents/Adults 45+ M&F	—	$—	—	—	$—	—
Subtotal	FamilyCare Parents/Adults	—	$—	—	—	$—	—
Reconciliations to Table 19 A - C

		Rate Cell Total	Report Totals	Difference
New Jersay Family Care Parents/Adults	Rate Cell M Total Medical Expense
Notes:

1.	This will be used for FamilyCare Parents allocation In capitation rates.
2.	COS from Financials	COS from this Submission
	Inpatient Hospital	Inpatient Hospital
	Primary Care	Primary Care Services
	Physician Specialty Services	Physician Specialty Services
	Outpatient Hospital	Outpatient Facility
	Other Professional Services	All Other Practitioners and Services
	Emergency Room	Emergency Room
	DME/Medical Supplies	DME/Medical Supplies & Orthotics/Prosthetics
	Prosthetics & Orthotics	DME/Medical Supplies & Orthotics/Prosthetics
	Dental	Dental
	Pharmacy	Pharmacy
	Home Health Care	Home Health Care
	Transportation	Transportation
	Lab & X-ray	Laboratory & Radiology
	Vision Care	All Other Practitioners and Services
	Mental Health/Substance Abuse	All Other Practitioners and Services
	Other Medical	All Other Practitioners and Services

FOR MEDICAID/NJ FAMILYCARE
MANAGED CARE REPORTING ONLY
Table #14A — Member Months & Income Statement

FOR THE STATE FISCAL-ENDING AT 09/30:

(HMO Name)
MEMBER MONTHS

Current Calender Year YTD
		Previous State Fiscal Year	Previous Calendar Year	Current State Fiscal Year	(1st 3 quarters)
Product Line/Line of Business		Member Months	Member Months	Member Months	Member Months
1	Medicaid/NJ FamilyCare At-Risk Population=	—	—	—	—
2
3	Total Medicaid/NJ FamilyCare Member Months	—	—	—	—
All Other Lines of Business
4	a — NJ Medicare/Commercial	—	—	—	—
5	b — Other States Medicaid	—	—	—	—
6	c — Other States Medicare/Commercial	—	—	—	—
7	Total Member Months	—	—	—	—

Income Statement by Line of Business		Previous Calendar Year
		Revenue	Medical Expenses	Administration Expenses
1	NJ Medicaid/NJ FamilyCare	$—	$—	$—
2	NJ Medicare/Commercial	$—	$—	$—
3	Other States Medicaid	$—	$—	$—
4	Other States Medicare/Commercial	$—	$—	$—
Income Statement by Line of Business

Current Calendar Year YTD (1st 3 quarters)
		Revenue	Medical Expenses	Administration Expenses
1	NJ Medicaid/NJ FamilyCare	$—	$—	$—
2	NJ Medicare/Commercial	$—	$—	$—
3	Other States Medicaid	$—	$—	$—
4	Other States Medicare/Commercial	$—	$—	$—

Notes:

1.	Gray highlighted cells denotes calculation.

2.	CY and SFY member month counts will overlap.

FOR MEDICAID/NJ FAMILYCARE
MANAGED CARE REPORTING ONLY
Table #14C – Capitation Arrangements
Current State Fiscal Year End

FOR THE STATE FISCAL-ENDING AT 09/30:

(HMO Name)
CAPITATED SERVICES

Current State Fiscal Year End
		Provider at Full-Risk	Total Amount Reported as	Reported Medical Expense	Total Amount Reported as	Reported Administrative Expense
Covered Series		(Yes or No)	Medical Expense	Line # on Report 2, Table 19	Administrative Expense	Line # on Report 2, Table 19
1	Vision		$—	$—	$—
2	Dental		$—	$—	$—
3	Lab/Radiology		$—	$—	$—
5	Mental Health		$—	$—	$—
6	Triage Services/Nurse Hotline		$—	$—	$—
7	Primary Care Physicians		$—	$—	$—
8	Other #1		$—	$—	$—
9	Other #2		$—	$—	$—
10	Other #3		$—	$—	$—
11	Other #4		$—	$—	$—
12	Other #5		$—	$—	$—
13	Other #6		$—	$—	$—
14	Other #7		$—	$—	$—
15	Total

Notes:

1.	Gray highlighted cells denotes calculation.

Attach Copy of the General Ledger for the period ending 6-30-XX

FOR MEDICAID/NJ FAMILYCARE
MANAGED CARE REPORTING ONLY
NOTES TO FINANCIAL REPORTS

FOR THE SFY ENDING 6-30-08	FOR

(HMO Name)
Any notes or further explanations of any items contained in any of the reports or in the reporting of financial disclosures are to be noted here. Appropriate references and attachments are to be used as necessary. Space is provided below or you may use a separate page as necessary.

Table #11
– Part A — Cost and Utilization by AFDC Rate Cell Grouping
– Part B — Cost and Utilization by FamilyCare Parents/Adults Rate Cell Grouping

Table #14
– Part A — Member Months and Income Statement
– Part B — Administrative Cost Detail
– Part C — Capitation Arrangements

Table #19
– Parts A-S2 — Income Statement By Rate Cell Grouping

Table #20
– Part A — Lag Report for Inpatient Hospital Payments
– Part B — Lag Report for Physician Payments
– Part C — Lag Report for Pharmacy Payments
– Part D — Lag Report for Other Medical Payments

FOR MEDICAID/HAWK-I/IHAWP MANAGED CARE REPORTING ONLY

FOR THE TWELVE MONTHS ENDING ________ FOR ____________ (MCO Name)

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)	(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)	(21)	(22)	(23)
		. . . Month in Which Service Provided . . .																				
Line	Month of Payment	Current Month	1st Prior Month	2nd Prior Month	3rd Prior Month	4th Prior Month	5th Prior Month	6th Prior Month	7th Prior Month	8th Prior Month	9th Prior Month	10th Prior Month	11th Prior Month	12th Prior Month	13th Prior Month	14th Prior Month	15th Prior Month	16th Prior Month	17th Prior Month	18th Prior Month	19th Prior Month	20th Prior Month
1	Current Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
2	1st Prior Month		$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
3	2nd Prior Month			$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
4	3rd Prior Month				$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
5	4th Prior Month					$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
6	5th Prior Month						$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
7	6th Prior Month							$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
8	7th Prior Month								$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
9	8th Prior Month									$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
10	9th Prior Month										$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
11	10th Prior Month											$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
12	11th Prior Month												$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
13	12th Prior Month													$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
14	13th Prior Month														$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
15	14th Prior Month															$ -	$ -	$ -	$ -	$ -	$ -	$ -
16	15th Prior Month																$ -	$ -	$ -	$ -	$ -	$ -
17	16th Prior Month																	$ -	$ -	$ -	$ -	$ -
18	17th Prior Month																		$ -	$ -	$ -	$ -
19	18th Prior Month																			$ -	$ -	$ -
20	19th Prior Month																				$ -	$ -
21	20th Prior Month																					$ -
22	21st Prior Month																					
23	22nd Prior Month																					
24	23rd Prior Month																					
25	24th Prior Month																					
26	25th Prior Month																					
27	26th Prior Month																					
28	27th Prior Month																					
29	28th Prior Month																					
30	29th Prior Month																					
31	30th Prior Month																					
32	31st Prior Month																					
33	32nd Prior Month																					
34	33rd Prior Month																					
35	34th Prior Month																					
36	35th Prior Month																					
37	Months Before 35th Prior Month																					
38	Total Claim Payments (Total lines 1 through 37)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
39	Subcapitation Payments	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
40	Pharmacy Rebates																					
41	Settlements [1]	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
42	Sum of Claims, Subcapitation Payments and Settlements (38+39+41)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
43	Current Estimate of Remaining Liability (Incurred but not Reported Claims)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
44	Total Incurred Claims (42+43)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

$ - Cells with this lighter shading are amounts first reported this twelve-month period, amounts restated this twelve-month period, or totals which depend in whole or in part on such amounts.
$ - Cells with this darker shading are amounts initially reported in a prior twelve-month period that appear again, but in a different location on the spreadsheet. If cells change from the prior period's submission, include an explanation in the "Notes" tab.
Cells with this shading are not to be filled out.

Notes 1 - Settlements that could not be reflected in the paid claims above

Table #20 – Part A – Lag Report

FOR MEDICAID [illegible] FAMILYCARE MANAGED CARE REPORTING ONLY

(1)	(2)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)	(32)	(33)	(34)	(35)	(36)	(37)	(38)	(39)	(40)
Line	Month of Payment	21st Prior Month	22nd Prior Month	23rd Prior Month	24th Prior Month	25th Prior Month	26th Prior Month	27th Prior Month	28th Prior Month	29th Prior Month	30th Prior Month	31st Prior Month	32nd Prior Month	33rd Prior Month	34th Prior Month	35th Prior Month	Months Before 35th Prior Month	Total Paid by Month
1	Current Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
2	1st Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
3	2nd Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
4	3rd Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
5	4th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
6	5th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
7	6th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
8	7th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
9	8th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
10	9th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
11	10th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
12	11th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
13	12th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
14	13th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
15	14th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
16	15th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
17	16th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
18	17th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
19	18th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
20	19th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
21	20th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
22	21st Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
23	22nd Prior Month		$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
24	23rd Prior Month			$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
25	24th Prior Month				$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
26	25th Prior Month					$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
27	26th Prior Month						$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
28	27th Prior Month							$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
29	28th Prior Month								$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
30	29th Prior Month									$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
31	30th Prior Month										$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
32	31st Prior Month											$ -	$ -	$ -	$ -	$ -	$ -	$ -
33	32nd Prior Month												$ -	$ -	$ -	$ -	$ -	$ -
34	33rd Prior Month													$ -	$ -	$ -	$ -	$ -
35	34th Prior Month														$ -	$ -	$ -	$ -
36	35th Prior Month															$ -	$ -	$ -
37	Months Before 35th Prior Month																$ -	$ -
38	Total Claim Payments (Total lines 1 through 37)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
39	Subrogation Payments	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
40	Pharmacy Rebates																	
41	Settlements [1]	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
42	Sum of Claims, Subrogation Payments and Settlements (38+39+41)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
43	Current Estimate of Remaining Liability (Incurred but not Reported Claims)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
44	Total Incurred Claims (42+43)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

FOR MEDICAID/FAMILYCARE MANAGED CARE REPORTING ONLY

FOR THE TWELVE MONTHS ENDING __________ FOR ____________________
(HMO Name)

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)	(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)	(21)	(22)	(23)
		--- Month in Which Service Provided ---																				
Line	Month of Payment	Current Month	1st Prior Month	2nd Prior Month	3rd Prior Month	4th Prior Month	5th Prior Month	6th Prior Month	7th Prior Month	8th Prior Month	9th Prior Month	10th Prior Month	11th Prior Month	12th Prior Month	13th Prior Month	14th Prior Month	15th Prior Month	16th Prior Month	17th Prior Month	18th Prior Month	19th Prior Month	20th Prior Month
1	Current Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
2	1st Prior Month		$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
3	2nd Prior Month			$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
4	3rd Prior Month				$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
5	4th Prior Month					$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
6	5th Prior Month						$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
7	6th Prior Month							$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
8	7th Prior Month								$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
9	8th Prior Month									$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
10	9th Prior Month										$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
11	10th Prior Month											$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
12	11th Prior Month												$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
13	12th Prior Month													$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
14	13th Prior Month														$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
15	14th Prior Month															$ -	$ -	$ -	$ -	$ -	$ -	$ -
16	15th Prior Month																$ -	$ -	$ -	$ -	$ -	$ -
17	16th Prior Month																	$ -	$ -	$ -	$ -	$ -
18	17th Prior Month																		$ -	$ -	$ -	$ -
19	18th Prior Month																			$ -	$ -	$ -
20	19th Prior Month																				$ -	$ -
21	20th Prior Month																					$ -
22	21st Prior Month																					
23	22nd Prior Month																					
24	23rd Prior Month																					
25	24th Prior Month																					
26	25th Prior Month																					
27	26th Prior Month																					
28	27th Prior Month																					
29	28th Prior Month																					
30	29th Prior Month																					
31	30th Prior Month																					
32	31st Prior Month																					
33	32nd Prior Month																					
34	33rd Prior Month																					
35	34th Prior Month																					
36	35th Prior Month																					
37	Months Before 35th Prior Month																					
38	Total Claim Payments (Total lines 1 through 37)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
39	Subrogation Payments	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
40	Physician Rebates																					
41	Settlements [1]	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
42	Sum of Claims, Subrogation Payments and Settlements (38+39+41)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
43	Current Estimate of Remaining Liability (Incurred but not Reported Claims)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
44	Total Incurred Claims (42+43)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

$ - Cells with this lighter shading are amounts first reported this twelve-month period, amounts restated this twelve-month period, or totals which depend (in whole or in part) on such amounts.
$ - Cells with this darker shading are amounts initially reported in a prior twelve-month period that appear again, but in a different location on the spreadsheet. If cells change from the prior period's submission, include an explanation in the "Notes" tab.
Cells with this shading are not to be filled out.

Notes 1 - Settlements that could not be reflected in the paid claims above

Table #20 – Part D – Lag Report

FOR MEDICAID/NJ FAMILYCARE MANAGED CARE REPORTING ONLY

(1)	(2)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)	(32)	(33)	(34)	(35)	(36)	(37)	(38)	(39)	(40)
Line	Month of Payment	21st Prior Month	22nd Prior Month	23rd Prior Month	24th Prior Month	25th Prior Month	26th Prior Month	27th Prior Month	28th Prior Month	29th Prior Month	30th Prior Month	31st Prior Month	32nd Prior Month	33rd Prior Month	34th Prior Month	35th Prior Month	Months Before 35th Prior Month	Total Paid by Month
1	Current Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
2	1st Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
3	2nd Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
4	3rd Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
5	4th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
6	5th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
7	6th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
8	7th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
9	8th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
10	9th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
11	10th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
12	11th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
13	12th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
14	13th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
15	14th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
16	15th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
17	16th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
18	17th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
19	18th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
20	19th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
21	20th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
22	21st Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
23	22nd Prior Month		$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
24	23rd Prior Month			$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
25	24th Prior Month				$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
26	25th Prior Month					$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
27	26th Prior Month						$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
28	27th Prior Month							$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
29	28th Prior Month								$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
30	29th Prior Month									$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
31	30th Prior Month										$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
32	31st Prior Month											$ -	$ -	$ -	$ -	$ -	$ -	$ -
33	32nd Prior Month												$ -	$ -	$ -	$ -	$ -	$ -
34	33rd Prior Month													$ -	$ -	$ -	$ -	$ -
35	34th Prior Month														$ -	$ -	$ -	$ -
36	35th Prior Month															$ -	$ -	$ -
37	Months Before 35th Prior Month																$ -	$ -
38	Total Claim Payments (Total lines 1 through 37)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
39	Subrogation Payments	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
40	Pharmacy Rebates																	
41	Settlements *	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
42	Sum of Claims, Subrogation Payments and Settlements (38+39+41)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
43	Current Estimate of Remaining Liability (Incurred but not Reported Claims)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
44	Total Incurred Claims (42+43)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

FOR MEDICAID/HEALTHY FAMILIES/AIM
MANAGED CARE REPORTING ONLY

FOR THE TWELVE MONTHS ENDING ________
As of ________ FOR ________
(Plan Name)

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)	(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)	(21)	(22)	(23)
		Month in Which Service Provided																				
Line	Month of Payment	Current Month	1st Prior Month	2nd Prior Month	3rd Prior Month	4th Prior Month	5th Prior Month	6th Prior Month	7th Prior Month	8th Prior Month	9th Prior Month	10th Prior Month	11th Prior Month	12th Prior Month	13th Prior Month	14th Prior Month	15th Prior Month	16th Prior Month	17th Prior Month	18th Prior Month	19th Prior Month	20th Prior Month
1	Current Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
2	1st Prior Month		$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
3	2nd Prior Month			$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
4	3rd Prior Month				$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
5	4th Prior Month					$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
6	5th Prior Month						$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
7	6th Prior Month							$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
8	7th Prior Month								$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
9	8th Prior Month									$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
10	9th Prior Month										$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
11	10th Prior Month											$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
12	11th Prior Month												$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
13	12th Prior Month													$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
14	13th Prior Month														$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
15	14th Prior Month															$ -	$ -	$ -	$ -	$ -	$ -	$ -
16	15th Prior Month																$ -	$ -	$ -	$ -	$ -	$ -
17	16th Prior Month																	$ -	$ -	$ -	$ -	$ -
18	17th Prior Month																		$ -	$ -	$ -	$ -
19	18th Prior Month																			$ -	$ -	$ -
20	19th Prior Month																				$ -	$ -
21	20th Prior Month																					$ -
22	21st Prior Month																					
23	22nd Prior Month																					
24	23rd Prior Month																					
25	24th Prior Month																					
26	25th Prior Month																					
27	26th Prior Month																					
28	27th Prior Month																					
29	28th Prior Month																					
30	29th Prior Month																					
31	30th Prior Month																					
32	31st Prior Month																					
33	32nd Prior Month																					
34	33rd Prior Month																					
35	34th Prior Month																					
36	35th Prior Month																					
37	Months Before 35th Prior Month																					
38	Total Claim Payments (Total lines 1 through 37)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
39	Subrogation Payments	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
40	Pharmacy Rebates	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
41	Settlements [1]	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
42	Payments, Rebates and Settlements (38+39+40+41)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
43	Current Estimate of Remaining Liability (Incurred but not Reported Claims)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
44	Total Incurred Claims (42+43)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

$ -	Cells with this lighter shading are amounts first reported this twelve-month period, amounts restated this twelve-month period, or totals which depend (in whole or in part) on such amounts.
$ -	Cells with this darker shading are amounts initially reported in a prior twelve-month period that appear restated, but in a different location on the spreadsheet. If cells change from the prior period's submission, include an explanation in the "Notes" tab.

Notes: 1 - Settlements that could not be reflected in the paid claims above.

Table #20 – Part C – Lag Report

FOR MEDICAID/FAMILYCARE MANAGED CARE REPORTING ONLY

(1)	(2)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)	(32)	(33)	(34)	(35)	(36)	(37)	(38)	(39)	(40)
Line	Month of Payment	21st Prior Month	22nd Prior Month	23rd Prior Month	24th Prior Month	25th Prior Month	26th Prior Month	27th Prior Month	28th Prior Month	29th Prior Month	30th Prior Month	31st Prior Month	32nd Prior Month	33rd Prior Month	34th Prior Month	35th Prior Month	Months Before 35th Prior Month	Total Paid by Month
1	Current Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
2	1st Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
3	2nd Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
4	3rd Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
5	4th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
6	5th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
7	6th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
8	7th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
9	8th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
10	9th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
11	10th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
12	11th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
13	12th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
14	13th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
15	14th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
16	15th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
17	16th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
18	17th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
19	18th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
20	19th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
21	20th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
22	21st Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
23	22nd Prior Month		$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
24	23rd Prior Month			$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
25	24th Prior Month				$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
26	25th Prior Month					$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
27	26th Prior Month						$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
28	27th Prior Month							$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
29	28th Prior Month								$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
30	29th Prior Month									$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
31	30th Prior Month										$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
32	31st Prior Month											$ -	$ -	$ -	$ -	$ -	$ -	$ -
33	32nd Prior Month												$ -	$ -	$ -	$ -	$ -	$ -
34	33rd Prior Month													$ -	$ -	$ -	$ -	$ -
35	34th Prior Month														$ -	$ -	$ -	$ -
36	35th Prior Month															$ -	$ -	$ -
37	Months Before 35th Prior Month																$ -	$ -
38	Total Claim Payments (Total lines 1 through 37)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
39	Subrogation Payments	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
40	Pharmacy Rebates	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
41	Settlements *	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
42	Payments, Rebates and Settlements (38+39+40+41)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
43	Current Estimate of Remaining Liability (Incurred but not Reported Claims)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
44	Total Incurred Claims (42+43)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

FOR MEDICAID/MEDICARE MANAGED CARE REPORTING ONLY

FOR THE TWELVE MONTHS ENDING __________ FOR __________________
(HMO Name)

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)	(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)	(21)	(22)	(23)
		. . . Month in Which Service Provided . . .																				
Line	Month of Payment	Current Month	1st Prior Month	2nd Prior Month	3rd Prior Month	4th Prior Month	5th Prior Month	6th Prior Month	7th Prior Month	8th Prior Month	9th Prior Month	10th Prior Month	11th Prior Month	12th Prior Month	13th Prior Month	14th Prior Month	15th Prior Month	16th Prior Month	17th Prior Month	18th Prior Month	19th Prior Month	20th Prior Month
1	Current Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
2	1st Prior Month		$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
3	2nd Prior Month			$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
4	3rd Prior Month				$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
5	4th Prior Month					$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
6	5th Prior Month						$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
7	6th Prior Month							$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
8	7th Prior Month								$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
9	8th Prior Month									$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
10	9th Prior Month										$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
11	10th Prior Month											$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
12	11th Prior Month												$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
13	12th Prior Month													$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
14	13th Prior Month														$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
15	14th Prior Month															$ -	$ -	$ -	$ -	$ -	$ -	$ -
16	15th Prior Month																$ -	$ -	$ -	$ -	$ -	$ -
17	16th Prior Month																	$ -	$ -	$ -	$ -	$ -
18	17th Prior Month																		$ -	$ -	$ -	$ -
19	18th Prior Month																			$ -	$ -	$ -
20	19th Prior Month																				$ -	$ -
21	20th Prior Month																					$ -
22	21st Prior Month																					
23	22nd Prior Month																					
24	23rd Prior Month																					
25	24th Prior Month																					
26	25th Prior Month																					
27	26th Prior Month																					
28	27th Prior Month																					
29	28th Prior Month																					
30	29th Prior Month																					
31	30th Prior Month																					
32	31st Prior Month																					
33	32nd Prior Month																					
34	33rd Prior Month																					
35	34th Prior Month																					
36	35th Prior Month																					
37	Months Before 35th Prior Month																					
38	Total Claim Payments (Total Lines 1 through 37)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
39	Subcapitation Payments	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
40	Pharmacy Rebates																					
41	Settlements [1]	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
42	Sum of Claims, Subcapitation Payments and Settlements (38+39+41)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
43	Current Estimate of Remaining Liability (Incurred but not Reported Claims)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
44	Total Incurred Claims (42+43)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

$ -	Cells with this lighter shading are amounts first reported this twelve-month period, amounts restated this twelve-month period, or totals which depend (in whole or in part) on such amounts.
$ -	Cells with this darker shading are amounts initially reported in a prior twelve-month period that appear again, but in a different location on the spreadsheet. If cells change from the prior period's submission, include an explanation in the "Notes" tab.
	Cells with this shading are not to be filled out.

Notes 1 - Settlements that could not be reflected in the paid claims above

Table #20 – Part D – Lag Report

FOR MEDICAID/MI CHILD/CARE MANAGED CARE REPORTING ONLY

	(1)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)	(32)	(33)	(34)	(35)	(36)	(37)	(38)	(39)	(40)
Line	Month of Payment	21st Prior Month	22nd Prior Month	23rd Prior Month	24th Prior Month	25th Prior Month	26th Prior Month	27th Prior Month	28th Prior Month	29th Prior Month	30th Prior Month	31st Prior Month	32nd Prior Month	33rd Prior Month	34th Prior Month	35th Prior Month	Months Before 35th Prior Month	Total Paid by Month
1	Current Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
2	1st Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
3	2nd Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
4	3rd Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
5	4th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
6	5th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
7	6th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
8	7th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
9	8th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
10	9th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
11	10th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
12	11th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
13	12th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
14	13th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
15	14th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
16	15th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
17	16th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
18	17th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
19	18th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
20	19th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
21	20th Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
22	21st Prior Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
23	22nd Prior Month		$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
24	23rd Prior Month			$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
25	24th Prior Month				$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
26	25th Prior Month					$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
27	26th Prior Month						$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
28	27th Prior Month							$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
29	28th Prior Month								$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
30	29th Prior Month									$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
31	30th Prior Month										$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
32	31st Prior Month											$ -	$ -	$ -	$ -	$ -	$ -	$ -
33	32nd Prior Month												$ -	$ -	$ -	$ -	$ -	$ -
34	33rd Prior Month													$ -	$ -	$ -	$ -	$ -
35	34th Prior Month														$ -	$ -	$ -	$ -
36	35th Prior Month															$ -	$ -	$ -
37	Months Before 35th Prior Month																$ -	$ -
38	Total Claim Payments (Total lines 1 through 37)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
39	Subrogation Payments	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
40	Pharmacy Rebates																	
41	Settlements*	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
42	Sum of Claims, Subrogation Payments and Settlements (38+39+41)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
43	Current Estimate of Remaining Liability Incurred but not Reported Claims	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
44	Total Incurred Claims (42+43)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

FOR MEDICAID/NJ FAMILYCARE
MANAGED CARE REPORTING ONLY

Table 19 – Parts A through R2. - Income Statement by Rate Cell Grouping On Claims Incurred for CURRENT 12 MONTH END

HMO Name: ____________________

For the Current 12 months Ending: ____________________

PMPM Cost by Rate Cell Grouping A through R2

	Rate Cell Description	AFDC North	AFDC Central	AFDC South	ABD w/ Medicare & Other Dual Eligibles -DDD	ABD w/ Medicare & Other Dual Eligibles - Non DDD	Non ABD - DDD	ABD wo Medicare - DDD	ABD wo Medicare - Non DDD	NJ KidCare B&C	NJ KidCare D	NJ Family Care Parents / Adults	ABD w Medicare & Other Dual Eligibles - AIDS	NON ABD - AIDS	Maternity	Newborns [1]	At Risk Total
	Table 19 Part :	A	B	C	E	F	G	H	I	J	K	M	P	Q	R1	R2	
	Member Months [1]																
REVENUES:																	
1	Capitated Premiums																
2	Supplemental Premiums																
2a	Maternity																
2b	Reimbursable HIV/AIDS Drugs and Blood Products																
2c	EPSDT Incentive Payment																
2d	Reimbursable Medical and Hospital																
2e	Managed Care Service Administrator Premium																
2f	Other																
3	Total Premiums (Lines 1+ 2a+2b+2c+2d+2e+2f)																
4	Interest																
5	COB																
6	Reinsurance Recoveries																
7	Other Revenue																
8	TOTAL REVENUE (3+4+5+6+7)																
EXPENSES:																	
MEDICAL AND HOSPITAL																	
9	Inpatient Hospital																
10	Primary Care																
11	Physician Specialty Services																
12	Outpatient Hospital (excludes ER)																
13	Other Professional Services																
14	Emergency Room																
15	DME/Medical Supplies																
16	Prosthetics & Orthotics																
17	Covered Dental																
18	Pharmacy (not to include Reimbursable HIV/AIDS Drugs and Blood Products)																
19	Reimbursable HIV/AIDS Drugs and Blood Products																
20	Home Health, Hospice, & PDN																
21	Transportation																
22	Lab & X-ray																
23	Vision Care including Eyeglasses																
24	Mental Health/Substance Abuse																
25	Reinsurance Expenses																
26	EPSDT Medical & PDN																
27	EPSDT Dental - EPD																
28	Family Planning																
29	Other Medical																
30	TOTAL MEDICAL & HOSPITAL (9 through 29)																
ADMINISTRATION:																	
31	Compensation																
32	Occupancy/Depreciation/Amortization																
33	Interest Expense																
34	Education/Outreach/Marketing																
35	Sanctions																
36	Corporate Overhead Allocations																
37	Subcontracted/Delegated Administrative Services																
38	Other																
39	TOTAL ADMINISTRATION (31 through 38) [2]																
40	TOTAL EXPENSES (30+39)																
41	OPERATION INCOME (LOSS) (8-40)																
42	Extraordinary Item																
43	Provision for State, Federal, and Other Governmental Income Taxes																
44	Other than Income Taxes [2]																
45	Adjustment for prior period IBNR estimates																
46	Non-claim adjustments for prior periods																
47	NET INCOME (LOSS) (41-42-43-44-45-46)																

Notes:

1 - Newborn member months not to be included in Total or Part S.

FOR MEDICAID/NJ FAMILYCARE
MANAGED CARE REPORTING ONLY
Table #19 – Part S3 – Income Statement by Rate Cell Grouping
Reconciliations

FOR THE TWELVE MONTHS ENDING	FOR

(HMO Name)
Revenue Reconciliation

						HIV/AIDS - Blood
	Only 5 rows provided			Capitation	Maternity	Products	EPSDT
	(insert additional rows if needed)	Date	Check #	Premiums	Reimbursement	Reimbursement	Premiums
1		01/00/00	00000	$—	$—	$—	$—
2		01/00/00	00000	$—	$—	$—	$—
3		01/00/00	00000	$—	$—	$—	$—
4		01/00/00	00000	$—	$—	$—	$—
5		01/00/00	00000	$—	$—	$—	$—
6	Totals Received from the State			$—	$—	$—	$—
7	Unearned Premiums			$—	$—	$—	$—
8	Change in Receivables / Unearned Premiums
9	Other
10	Total Premiums Reconciled to 19 S-2			$—	$—	$—	$—

Notes:

$	Cells with this shading are calculated fields and are not be filled out.

1 –	Detail any difference in the “Notes” section.

FOR MEDICAID/NJ FAMILYCARE
MANAGED CARE REPORTING ONLY
Table #19 — Part $3 — Income Statement by Rate Cell Grouping
Reconciliations

FOR THE TWELVE MONTHS ENDING	FOR

(HMO Name)

Lag Triangle and Income Statement Reconciliation for Twelve Month End				Twelve-Month			Twelve-Month			Twelve-Month
Lag Report			Table #19 - Part $1 & 32	Paid Claims			IBNR & RBUC			Total $
Lag								Table #19 -Part			Table #19 -Part
Report B	Medical Cost Grouping	Line #	Consolidated Category of Service	Lag Report	Table #19 -Part$2	Difference [1]	Lag Report	S2	Difference [1]	Lag Report	S2	Difference [1]
Table #20 -Part A	Inpatient Hospital	9	Inpatient Hospital	$—	$—	$—	$—	$—	$—	$—	$—	$—
Table #20 -Part B	Physician	10	Primary Care
		11	Physician Specialty Services	$—	$—	$—	$—	$—	$—	$—	$—	$—
Table #20 -Part C	Pharmacy	18	Pharmacy (not to include Reimbursable HIV/AIDS	$—	$—	$—	$—	$—	$—	$—	$—	$—
		19	Reimbursable HIV/AIDS Drugs and Blood Products
		12	Outpatient Hospital (excludes ER)
		13	Other Professional Services
		14	Emergency Room
		15	DME/Medical Supplies
		16	Prosthetics & Orthotics
		17	Covered Dental
		20	Home Health, Hospice, & PDN
Table #20 -Part D	Other	21	Transportation	$—	$—	$—	$—	$—	$—	$—	$—	$—
		22	Lab & X-ray
		23	Vision Care including Eyeglasses
		24	Mental Health/Substance Abuse
		26	EPSDT Medical & PDN
		27	EPSDT Dental -EPD
		28	Family Planning
		29	Other Medical

	Total	30	Total	$—	$—	$—	$—	$—	$—	$—	$—	$—

Note

$	- Cells with this shading are calculated fields and are not to be filled out.

1 — Detail any differences in the “Notes” section.

FOR MEDICAID/NJ FAMILYCARE
MANAGED CARE REPORTING ONLY
Table #19 — Part S3 — Income Statement by Rate Cell Grouping
Reconciliations

FOR THE TWELVE MONTHS ENDING	FOR

(HMO Name)

Prior Period IBNR Reconciliation for Twelve Month End		Incurred in Twelve Months Prior to
1	Claims Paid in Most Recent Twelve Month End	$—
2	+ IBNR as of Most Recent Twelve Months (line 43 of #2A-D lag triangles)	$—
3	- IBNR as of Prior Twelve Month End	$—
4	+ Subcapitation Payments, Pharmacy Rebates, Settlements as of Most Recent Twelve Months (lines 39+40+41 of #20A-D lag triangles)	$—
5	- Subcapitation Payments, Pharmacy Rebates, Settlements as of Prior Twelve Month End	$—
6	Prior Period IBNR Adjustment for Twelve Month End (line 1+2-3+4-5)	$—
7	Table #19 - Parts S2 Adjustment for prior period IBNR estimates (line 46 of Table # 1952)	$—
8	Difference (lines 6-7)	$—

Notes

$	- Cells with this shading are calculated fields and are not to be filled out.

1 — Detail any differences in the “Notes” section.

FOR MEDICAID/NJ FAMILYCARE
MANAGED CARE REPORTING ONLY
Table #19 — Part T — Non-State Plan Service Expenses by Rate Cell Grouping
          Non-State Plan Services1, 2

FOR THE TWELVE MONTHS ENDING	FOR

(HMO Name)

	AFDC/NJCPW/NJ KidCare A -		AFDC/NJCPW/NJ KidCara A -			AFDC/NJCPW/NJ KidCare A -			ABD With Medicare & Other
	North		Central			South			Dual Eligibles - DDD
		Twelve-Month			Twelve-Month			Twelve-Month		Twelve-Month
Expenses	Twelve-Month $	Units	Twelve-Month $		Units	Twelve-Month $		Units	Twelve-Month $	Units
EXPENSES:
MEDICAL & HOSPITAL NON-STATE PLAN SERVICES
1	$—	—		$—	—		$—	—	$—	—
2	$—	—		$—	—		$—	—	$—	—
3	$—	—		$—	—		$—	—	$—	—
4	$—	—		$—	—		$—	—	$—	—
5	$—	—		$—	—		$—	—	$—	—
6	$—	—		$—	—		$—	—	$—	—
7	$—	—		$—	—		$—	—	$—	—
8	$—	—		$—	—		$—	—	$—	—
9	$—	—		$—	—		$—	—	$—	.
10	$—	—		$—	—		$—	—	$—	—
11 TOTAL MEDICAL & HOSPITAL NON-STATE PLAN SERVICES (1 through 10)	$—	—		$—	—		$—	—	$—	—
ADMINISTRATION FOR NON-STATE PLAN SERVICES*
12 TOTAL ADMINISTRATION	$—	—	$		—	$		—	$—	—
TOTAL EXPENSES FOR NON-STATE PLAN SERVICES

13 TOTAL EXPENSES (11 + 12)	$—	—		$—	—		$—	—	$—	—

Notes:	1 —	All medical and administrative expenses must be reported using actual incurred and paid data for the current period of the calendar year (no reserves).
Non-State Plan Services Description
1
2
3
4
5
6
7
8
9
10
*if medical and hospital claim costs exist for non-State Plan services, then must have some amount of administration for non-State Plan services

FOR MEDICAID/NJ FAMILYCARE
MANAGED CARE REPORTING ONLY
Table #19 — Part T — Non-State Plan Service Expenses by Rate Cell Group
          Non-State Plan Services1, 2
FOR THE TWELVE MONTHS ENDING                                        &n bsp;

	ABD With Medicare & Other						ABD without Medicare - Non-
	Dual Eligibles - Non-DDD		Non-ABD - DDD		ABD without Medicare - DDD		DDD
		Twelve-Month		Twelve-Month		Twelve-Month		Twelve-Month
Expanses	Twelve-Month $	Units	Twelve-Month $	Units	Twelve-Month $	Units	Twelve-Month $	Units
EXPENSES:
MEDICAL & HOSPITAL NON-STATE PLAN SERVICES
1	$—	—	$—	—	$—	—	$—	—
2	$—	—	$—	—	$—	—	$—	—
3	$—	—	$—	—	$—	—	$—	—
4	$—	—	$—	—	$—	—	$—	—
5	$—	—	$—	—	$—	—	$—	—
6	$—	—	$—	—	$—	—	$—	—
7	$—	—	$—	—	$—	—	$—	—
8	$—	—	$—	—	$—	—	$—	—
9	$—	—	$—	—	$—	—	$—	—
10	$—	—	$—	—	$—	—	$—	—
11 TOTAL MEDICAL & HOSPITAL NON-STATE PLAN SERVICES (1 through 10)	$—	—	$—	—	$—	—	$—	—
ADMINISTRATION FOR NON-STATE PLAN SERVICES*
12 TOTAL ADMINISTRATION	$—	—	$—	—	$—	—	$—	—
TOTAL EXPENSES FOR NON-STATE PLAN SERVICES

13 TOTAL EXPENSES (11+12)	$—	—	$—	—	$—	—	$—	—

Notes:	1 —	All medical and administrative expenses must be reported using actual incurred and paid data for the current period of the calendar year (no reserves).
Non-State Plan Services Description
1
2
3
4
5
6
7
8
9
10
*If medical and hospital claim costs exist for non-State Plan services, then must have some amount of administration for non-State Plan services

FOR MEDICAID/NJ FAMILYCARE
MANAGED CARE REPORTING ONLY
Table #19 — Part T — Non-State Plan Service Expenses by Rate Cell Group
          Non-State Plan Services1, 2
FOR THE TWELVE MONTHS ENDING                                      &n bsp;

NJ KIdCare B&C
Twelve-Month
Expanses	Twelve-Month $	Units
EXPENSES:
MEDICAL & HOSPITAL NON-STATE PLAN SERVICES
1	$—	—
2	$—	—
3	$—	—
4	$—	—
5	$—	—
6	$—	—
7	$—	—
8	$—	—
9	$—	—
10	$—	—
11 TOTAL MEDICAL & HOSPITAL NON-STATE PLAN SERVICES (1 through 10)	$—	—
ADMINISTRATION FOR NON-STATE PLAN SERVICE
12 TOTAL ADMINISTRATION	$—	—
TOTAL EXPENSES FOR NON-STATE PLAN SERVICES

13 TOTAL EXPENSES (11 + 12)	$—	—

Notes:	1 — All medical and administrative expenses must be reported using actual incurred and paid data for the current period of the calendar year (no reserves).
Non-State Plan Services Description
1
2
3
4
5
6
7
8
9
10
*If medical and hospital claim costs exist for non-State Plan services, then must have some amount of administration for non-state Plan services

FOR MEDICAID/NJ FAMILYCARE
MANAGED CARE REPORTING ONLY
Table #19 — Part T — Non-State Plan Service Expenses by Rate Cell Group
          Non-State Plan Services1, 2
FOR THE TWELVE MONTHS ENDING                                        &n bsp;

			NJ Family Care Parents/		ABD with Medicare & Other
	NJ KidCare D		Adults		Dual Eligibles- AIDS
		Twelve-Month		Twelve-Month		Twelve-Month
Expenses	Twelve-Month $	Units	Twelve-Month $	Units	Twelve-Month $	Units
EXPENSES:
MEDICAL & HOSPITAL NON-STATE PLAN SERVICES
1	$—	—	$—	—	$—	—
2	$—	—	$—	—	$—	—
3	$—	—	$—	—	$—	—
4	$—	—	$—	—	$—	—
5	$—	—	$—	—	$—	—
6	$—	—	$—	—	$—	—
7	$—	—	$—	—	$—	—
8	$—	—	$—	—	$—	—
9	$—	—	$—	—	$—	—
10	$—	—	$—	—	$—	—
11 TOTAL MEDICAL & HOSPITAL NON-STATE PLAN SERVICES (1 through 10)	$—	—	$—		$—	—
ADMINISTRATION FOR NON-STATE PLAN SERVICES*
12 TOTAL ADMINISTRATION	$—	—	$—	—	$—	—
TOTAL EXPENSES FOR NON-STATE PLAN SERVICES

13 TOTAL EXPENSES (11 + 12)	$—	—	$—	—	$—	—

Notes:	1 —	All medical and administrative expenses must be reported using actual incurred and paid data for the current period of the calendar year (no reserves).
Non-State Plan Services Description
1
2
3
4
5
6
7
8
9
10
*If medical and hospital claim costs exist for non-State Plan services, then must have some amount of administration for non-State Plan services

FOR MEDICAID/NJ FAMILYCARE
MANAGED CARE REPORTING ONLY
Table #19 — Part T — Non-State Plan Service Expenses by Rate Cell Group
          Non-State Plan Services1, 2
FOR THE TWELVE MONTHS ENDING                                        &n bsp;

	Non-ABD-AIDS		Maternity		Newborns
		Twelve-Month		Twelve-Month		Twelve-Month
Expenses	Twelve-Month $	Units	Twelve-Month $	Units	Twelve-Month $	Units
EXPENSES:
MEDICAL & HOSPITAL NON-STATE PLAN SERVICES
1	$—	—	$—	—	$—	—
2	$—	—	$—	—	$—	—
3	$—	—	$—	—	$—	—
4	$—	—	$—	—	$—	—
5	$—	—	$—	—	$—	—
6	$—	—	$—	—	$—	—
7	$—	—	$—	—	$—	—
8	$—	—	$—	—	$—	—
9	$—	—	$—	—	$—	—
10	$—	—	$—	—	$—	—
11 TOTAL MEDICAL & HOSPITAL NON-STATE PLAN SERVICES (1 through 10)	$—	—	$—	—	$—	—
ADMINISTRATION FOR NON-STATE PLAN SERVICES*
12 TOTAL ADMINISTRATION	$—	—	$—	—	$—	—
TOTAL EXPENSES FOR NON-STATE PLAN SERVICES

13 total expenses (11 + 12)	$—	—	$—	—	$—	—

Notes:	1 —	All medical and administrative expenses must be reported using actual incurred and paid data for the current period of the calendar year (no reserves).
Non-State Plan Services Description
1
2
3
4
5
6
7
8
9
10
*If medical and hospital claim costs exist for non-State Plan services, then must have some amount of administration for non-State Plan services

FOR MEDICAID/NJ FAMILYCARE
MANAGED CARE REPORTING ONLY
Table #21 — Maternity Outcome Counts 1

FOR THE TWELVE MONTHS ENDING	FOR

(HMO Name)

Current 12 Month Period
	Live Births			Newborn	Ratio MMs /
	C-Section	Vaginal	Non-live Births	Member Mo’s	Births [2]
NORTHERN REGION
AFDC/NJCPW/NJ KidCare A

CENTRAL REGION
AFDC/NJCPW/NJKidCare A

SOUTHERN REGION
AFDC/NJCPW/NJ KidCare A

STATEWIDE All Other

TOTAL

Notes:

1 — Only outcomes on or after the thirteenth week of gestation should be included in this report, excluding elective abortions.
2 — It is expected that there shall be approximately 2.5 newborn member months reported for each delivery as the newborn time period is on average 75 days. Any variation from 2.5 member months may suggest a reporting inconsistency.

FOR MEDICAID/NJ FAMILYCARE
MANAGED CARE REPORTING ONLY

Table #7 – Parts A-C – Stop Loss Summary

FOR THE CALENDAR YEAR ENDING ____________ FOR ______________________
(HMO Name)

A. Coverage

Aggregate Stop-Loss Threshold	Maximum Per Enrollee Per Year	Maximum Aggregate Lifetime per Enrollee	Includes Insolvency Insurance (Y/N)	Deductible	Cost of Premiums PMPM
$ -	$ -	$ -		$ -	$ -
Policy Expiration Date			00/00/00		

B.

Category of Eligibility:	AFDC	ABD	NJ KidCare	FamilyCare	TOTAL
Number of Enrollees Exceeding Stop Loss	-	-	-	-	-
Net Expenditures Above Stop Loss	$ -	$ -	$ -	$ -	$ -

C. List Details for Each Individual (Name or ID Not Required)

	Net Expenditures Above Stop-Loss	Primary Diagnosis/Major Procedure	Reinsurance Recoveries [1]
1			
2			
3			
4			
5			
6			
7			
8			
9			
10			
11			
12			
13			
14			
15			
Total (lines 1 through 15)			
Table #19, Parts S2, Line 6			
Difference [2]			

Notes: 1 - Total Reinsurance Recoveries must tie to Table 19, Part S2, Line 6.
2 - Detail any differences in the "Notes" section.

FOR MEDICAID/NJ FAMILYCARE
MANAGED CARE REPORTING ONLY

Table #10 – Third Party Liability and Fraud/Abuse Collections *

FOR THE THREE MONTHS ENDING ________________ **FOR** ____________________________
(HMO Name)

TPL

COA	Employment Related	Motor Vehicle Related	Other	Health Insurance
AFDC**	$ -	$ -	$ -	$ -
DYFS	$ -	$ -	$ -	$ -
Aged with Medicare & Other Dual Eligibles	$ -	$ -	$ -	$ -
Aged w/o Medicare	$ -	$ -	$ -	$ -
Blind and Disabled with Medicare+	$ -	$ -	$ -	$ -
Blind and Disabled without Medicare+	$ -	$ -	$ -	$ -
NJ KidCare	$ -	$ -	$ -	$ -
NJ FamilyCare	$ -	$ -	$ -	$ -
Total	$ -	$ -	$ -	$ -

Fraud/Abuse

COA	Fraud/Abuse Collections
AFDC**	$ -
DYFS	$ -
Aged with Medicare & Other Dual Eligibles	$ -
Aged w/o Medicare	$ -
Blind and Disabled with Medicare+	$ -
Blind and Disabled without Medicare+	$ -
NJ KidCare	$ -
NJ FamilyCare	$ -
Total	$ -

* Enter total amount collected for each eligibility category.
** Include New Jersey Care children and pregnant women.
\+ Include essential spouses.

Note if TPL and Fraud/Abuse collections are treated as income or negative claims.

	Income	Negative Claims
TPL Collections		
Fraud and Abuse Collections

FOR MEDICAID/NJ FAMILYCARE
MANAGED CARE REPORTING ONLY
NOTES TO FINANCIAL REPORTS

FOR THE TWELVE MONTHS ENDING	FOR
(HMO Name)

Any notes or further explanations of any items contained in any of the reports or in the reporting of financial disclosures are to be noted here. Appropriate references and attachments are to be used as necessary. Space is provided below or you may use a separate page as necessary.

Table #4
- Part A — Claims Lag Report for Manually Submitted Claims
- Part B — Claims Lag Report for Electronically Submitted Claims

Table #7
- Parts A-C — Stop Loss Summary

Table #10
-Third Party Liability

Table #19
- Parts A-V — Income Statement By Rate Cell Grouping

Table #20
- Part A — Lag Report for Inpatient Hospital Payments
- Part B — Lag Report for Physician Payments
- Part C — Lag Report for Pharmacy Payments
- Part D — Lag Report for Other Medical Payments

Table #21
- Maternity Outcome Counts

B.4.11 Special Child Health Services Network
The contractor shall utilize the following DHSS website to access an updated list of Special Child Health Services County Case Management Units:
http://www.state.nj.us/health/fhs/~~socasemg.htm~~sch/sccase.shtml

SECTION C
CAPITATION RATES

C-1

STATE OF NEW JERSEY
FAMILYCARE
SFY08 CAPITATION RATES

SFY08 Rates — Version 1.3a Contract Period: 07/01/07 — 06/30/08

Category	Age/Sex	Northern	Central	Southern	Statewide
AFDC / DYFS/ KidCare A / New Jersey Care Children	Newborn
AFDC / DYFS / KidCare A / New Jersey Care Children	75 dys - 2yrs M&F
AFDC / DYFS / KidCare A / New Jersey Care Children / NJCPW	2 - 20.99 M&F
AFDC / NJCPW	21 - 44.99 Female
AFDC	21 - 44.99 Male
AFDC / NJCPW	45 + M&F
Aged with Medicare	All
Blind/Disabled with Medicare and Other Dual Eligibles	< 45 M&F
Blind/Disabled with Medicare and Other Dual Eligibles	45+ M&F	*****REDACTED*****
Maternity	All
ABD-DDD with Medicare and Other Dual Eligibles	All
ABD (including AIDS & DDD) without Medicare[1]	All
Non ABD-DDD	All
KidCare B&C	Newborn
KidCare B&C	< 2 M&F
KidCare B&C	Youth
KidCare D	Newborn
KidCare D	< 2 M&F
KidCare D	Youth
FamilyCare Parents 0-200% / FamilyCare Adults & Hlth Access / Adult Restricted Aliens	< 45 Female
FamilyCare Parents 0-200% / FamilyCare Adults & Hlth Access / Adult Restricted Aliens	< 45 Male
FamilyCare Parents 0-200% / FamilyCare Adults & Hlth Access / Adult Restricted Aliens	45+ M&F
AIDS-ABD with Medicare and Other Dual Eligibles	All
AIDS-Non-ABD	All
AIDS-ABD with Medicare and Other Dual Eligibles DDD (incl. Behavioral Health Add-On)	All
AIDS-Non-ABD DDD (including Behavioral Health Add-On)	All

Jon S. Corzine Governor	State of New Jersey Department of Human Services Division of Medical Assistance and Health Services P.O. Box 712 Trenton, NJ 08625-0712 Telephone 1-800-356-1561	Jennifer Velez Acting Commissioner

John R. Guhl Director
May 9, 2007
Peter D. Haytaian
President and CEO
AMERIGROUP New Jersey, Inc.
399 Thornall Street, 9th Floor
Edison, NJ 08837
Dear Mr. Haytaian:
Enclosed is an amendment to the managed care contract. This amendment, which will become effective on July 1, 2007, will modify language regarding medical cost ratio. The language change is necessary to appropriately reflect Division intent and avoid the negative impact on the State’s collection of imposed taxes and the proper assessment of insolvency deposits.
Please sign the five signature pages and return to our office by close of business on May 18, 2007.

Sincerely,

Jill Simone, MD
Executive Director
Office of Managed Health Care
JS:H:dv

c:	John Koehn Jennifer Langer
New Jersey Is An Opportunity Employer

STATE OF NEW JERSEY
DEPARTMENT OF HUMAN SERVICES
DIVISION OF MEDICAL ASSISTANCE AND HEALTH SERVICES
AND
AMERIGROUP NEW JERSEY, INC.
AGREEMENT TO PROVIDE HMO SERVICES
In accordance with Article 7, section 7.11.2A and 7.11.2B of the contract between AMERIGROUP New Jersey, Inc. and the State of New Jersey, Department of Human Services, Division of Medical Assistance and Health Services (DMAHS), effective date October 1, 2000, all parties agree that the contract shall be amended, effective July 1, 2007, as follows:
1.	Article 8, “Financial Provisions,” Sections 8.4.1 and 8.4.3 shall be amended as reflected in Article 8, Sections 8.4.1 and 8.4.3 attached hereto and incorporated herein.

Medical Cost Ratio Damages 7/2007
All other terms and conditions of the October 1, 2000 contract and subsequent amendments remain unchanged except as noted above.
The contracting parties indicate their agreement by their signatures.

AMERIGROUP		State of New Jersey

New Jersey, Inc.		Department of Human Services

BY:	/s/ Peter D. Haytaian	BY:	/s/ John R. Guhl

Peter D. Haytaian			John R. Guhl

TITLE: President & CEO		TITLE: Director, DMAHS

DATE: May 17, 2007		DATE:

APPROVED AS TO FORM ONLY

Attorney General

State of New Jersey

BY:

Deputy Attorney General

DATE:

3.	Costs for activities required to achieve compliance standards for EPSDT participation, lead screening, and prenatal care as specified in Article IV may be considered direct medical expenditures. The contractor’s reporting shall be based only on the approved Medical Cost Ratio — Direct Medical Expenditures Plan (Report on Table 6).
Calculation of MCR. The calculation of MCR will be made using information submitted by the contractor on the quarterly reports — Income Statement by Rate Cell Grouping (Section A.7.21 of the Appendices, Table 19, ). The costs related to 8.4.1.A 1-3 are to be reported on Table 6 and the allowable amount will be added to the calculation of Medical and Hospital Expenses. The sum of all applicable quarters in the SFY for which the MCR is calculated for Total Medical and Hospital Expenses less Coordination of Benefits (COB) and less reinsurance recoveries will be divided by the sum of all applicable quarters of Medicaid/NJ FamilyCare premiums to arrive at the ratio. In addition, the DMAHS will allow for any applicable premium adjustments in the MCR calculation. At its sole discretion, the State reserves the right to recompute the MCR to determine direct medical expenditures of eighty (80) percent for a period of up to three (3) years prior to the close of the state fiscal year under review for MCR determination and apply damages recover the underexpenditure as delineated in Article 8.4.3.
8.4.2 RESERVED
8.4.3 DAMAGES~~DAMAGESRECOVERY OF UNDEREXPENDITURE~~
The Department shall have the right to impose damages on a contractor that has failed to keep maintain the required MCR. ~~recover tho amount of payments from the State not spent on medical costs as defined above.~~
If at 180 days after the SFY end the MCR is below 80.0%, the State shall recover 100% of the underexpenditure. If the contractor fails to meet the MCR requirement and a penalty is applied, ~~recovery is made,~~ a plan of corrective action shall be required.
8.5 REGIONS, PREMIUM GROUPS, AND SPECIAL PAYMENT PROVISIONS